As filed with the Securities and Exchange Commission on April 26, 2018.

1933 Act Registration No. 333-43300
1940 Act Registration No. 811-10041

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. [ ]	[ ]

Post-Effective Amendment No. 40	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 41

JNL INVESTORS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

1 Corporate Way, Lansing, Michigan 48951
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (517) 381-5500

225 West Wacker Drive, Chicago, Illinois 60606
(Mailing Address)

with a copy to:
with a copy to:
Susan S. Rhee, Esq.	Ropes & Gray LLP
JNL Investors Series Trust	32nd Floor
Vice President, Chief Legal Officer & Secretary	191 North Wacker Drive
1 Corporate Way	Chicago, Illinois 60606
Lansing, Michigan 48951	Attn: Paulita A. Pike, Esq.

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)

[X]	on April 30, 2018 pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)

[ ]	on ____________ pursuant to paragraph (a)(1)

[ ]	75 days after filing pursuant to paragraph (a)(2)

[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part C.
Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Amendment to the Registration Statement.

PROSPECTUS

April 30, 2018
JNL® INVESTORS SERIES TRUST
Business Address:  1 Corporate Way • Lansing, Michigan 48951
Mailing Address:  225 W. Wacker Drive • Chicago, Illinois 60606

This Prospectus provides you with the basic information you should know before investing in the JNL Investors Series Trust (the “Trust”). The Trust offers interests in two separate funds (collectively, the “Funds”), which are each a series of the Trust.

The interests of the Trust are sold to life insurance company separate accounts to fund the benefits of variable insurance contracts and to regulated investment companies.  The Trust currently offers interests in the following separate Funds, each with its own investment objective.

JNL Government Money Market Fund	Institutional Class
JNL/PPM America Low Duration Bond Fund	Class A and Class I

For more detailed information about the Trust and the Funds, please refer to the Funds’ Statement of Additional Information (“SAI”) dated April 30, 2 018, which is incorporated by reference into (which means it legally is a part of) this Prospectus.

The Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

“JNL®”, “JacksonSM”, “Jackson FundsSM”, “Jackson National®” and “Jackson National Life®” are trademarks or service marks of Jackson National Life Insurance Company.

TABLE OF CONTENTS

I.	Summary Overview of Each Fund	1

	Investment Objective, Expenses, Portfolio Turnover, Principal Investment Strategies, Principal
	Risks of Investing in the Fund, Performance, Portfolio Management, Purchase and Redemption of Fund
	Shares, Tax Information, and Payments to Broker-Dealers and Financial Intermediaries

	JNL Government Money Market Fund	1
	JNL/PPM America Low Duration Bond Fund	4

II.	Additional Information About Each Fund

	Investment Objective, Principal Investment Strategies, Principal Risks of Investing in the Fund,
	Additional Information About the Other Investment Strategies, Other Investments and Risks,
	Dividends, the Sub-Adviser and Portfolio Management

	JNL Government Money Market Fund	9
	JNL/PPM America Low Duration Bond Fund	11

III.	More About the Funds	14

IV.	Glossary of Risks	17

V.	Management of the Trust	24

	Investment Adviser, Management Fee, Investment Sub-Advisers; Administrator, Distributor, Classes
	of Shares, 12b-1 Plan, Investment in Fund Shares, Market Timing Policy, Disclosure of Portfolio
	Securities, Redemption of Fund Shares, and Tax Status	25

V.	Financial Highlights	29

Summ ary Prospectus – April 30, 2018

JNL Government Money Market Fund
Institutional Class

Investment Objective.  The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
 Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fee	0.18%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.19%

Jackson National Asset Management, LLC (“JNAM” or “Adviser”) has contractually agreed to waive fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period. The fee waiver will continue for at least one year from the date of the current Prospectus, and continue thereafter unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees. In addition, when the Fund receives income sufficient to pay a dividend, the Adviser may recapture previously waived fees and expenses for a period of three years.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period and (3) that the Fund operating expenses remain the same. The example also assumes that the contractual expense limitation agreement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL Government Money Market Fund Institutional Class
1 year	3 years	5 years	10 years
$19	$61	$107	$243

Principal Investment Strategies.  Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities). The government securities typically have a maximum remaining maturity of 397 calendar days and the repurchase agreements are collateralized by cash or government securities with a maximum remaining maturity of 397 days. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in government securities or repurchase agreements collateralized by government securities. As a government money market fund, the Fund is exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gate. While the Fund’s Board of Trustees may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board of Trustees has not elected to do so at this time.

The Fund seeks to maintain a stable net asset value of $1.00 per share, neither the Federal Deposit Insurance Company, nor any other government agency insures or protects your investment.

Principal Risks of Investing in the Fund.  You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.  An investment in the Fund is not insured or guaranteed
1

by the Federal Deposit Insurance Corporation or any other government agency.  The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  While the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund itself. The principal risks associated with investing in the Fund include:

•
Fixed-income risk – The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers.  Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall.  Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.  Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed-income security will fail to make timely payments of principal or interest and the security will go into default.

•
Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Income risk – The Fund is subject to the risk that the income generated from the Fund’s investments may decline in the event of falling interest rates.  Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods.  The Fund’s distributions to shareholders may decline when interest rates fall.

•
Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value.  Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes.

•
Repurchase agreements, purchase and sale contracts risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security under a repurchase agreement or purchase and sale contract, and the market value of the security declines, the Fund may lose money.

•
U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer.  The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, or their legal right to receive support from the U.S. Treasury.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund . Performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

The 7-day yield on December 31, 2017 , was 1.16% .

Prior to September 19, 2016, the Fund was operated as a prime money market fund. Effective September 19, 2016, the Fund operates as a government money market fund and, as such, invests at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are “collateralized fully” (i.e., backed by cash or government securities).
2

Annual Total Returns as of December 31

Institutional Class

Best Quarter (ended 3/31/2008): 0.93% ; Worst Quarter (ended 6/30/2015): 0.00%

Average Annual Total Returns as of 12/31/2017
	1 year	5 year	10 year
JNL Government Money Market Fund (Institutional Class)	0.73%	0.21%	0.41%
FTSE U.S. Treasury Bill Index (1-Month) (reflects no deduction for fees, expenses, or taxes)	0.80%	0.22%	0.27%

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC

Sub-Adviser:

Wellington Management Company LLP (“WMC”)

Purchase and Sale of Fund Shares

The Fund is not available for direct purchase by members of the public. The Fund’s shareholders are mutual funds owned directly or indirectly by separate accounts of Jackson or Jackson NY. All investments in the Fund must be made by the Adviser or Sub-Adviser when it has been given discretionary investment authority as adviser or sub-adviser to investing entities.

There is no minimum amount required for initial or subsequent purchases. Shares of the Fund may be purchased, redeemed, or exchanged on any day the New York Stock Exchange is open for business.

All redemption requests must be submitted in writing. Redemptions will be processed through written instruction received via fax, mail or email. If instructions are delivered via fax or email, original instructions must follow via mail.

Tax Information

The Fund expects to declare dividends from net investment income daily and make distributions monthly to shareholders. Distributions from net realized gains, if any, are declared and distributed at least annually. Distributions paid generally are treated as ordinary income or capital gains for U.S. federal income tax purposes. The tax status of any distributions paid generally remains the same regardless of how long a shareholder has held Fund shares and whether distributions are reinvested or received in cash.
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Summary Prospectus – April 30, 2018

JNL/PPM America Low Duration Bond Fund
Class A
Class I

Investment Objective.  The investment objective of the Fund is a high level of current income consistent with capital preservation.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
 Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.33%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses[2]	0.73%

[1]	“Other Expenses” include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
[2]	Expense information has been restated to reflect current fees.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.33%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses[2]	0.43%

[1]	“Other Expenses” include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
[2]	Expense information has been restated to reflect current fees.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period and (3) that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL/PPM America Low Duration Bond Fund Class A
1 year	3 years	5 years	10 years
$75	$233	$406	$906

JNL/PPM America Low Duration Bond Fund Class I
1 year	3 years	5 years	10 years
$44	$138	$241	$542

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above , affect the Fund’s performance.
4

Period
1/1/2017 - 12/31/2017	134%

Principal Investment Strategies. The Fund invests primarily in investment-grade securities, including, without limitation, corporate bonds, asset-backed, commercial mortgage-backed and mortgage-backed securities, and obligations of the U.S. Government and its agencies.  The Fund may also invest in money market securities, collateralized mortgage obligations and foreign securities.  An investment grade security is one that is rated within the four highest credit categories (e.g., AAA, AA, A, BBB, or equivalent) by at least one major credit rating agency or, if unrated, that has been determined by the Fund’s Sub-Adviser, PPM America, Inc. (the “Sub-Adviser”) to be of comparable quality.

The Fund’s average effective portfolio duration normally varies from one to three years.  The Fund seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the debt markets.  Duration is a measure of a bond price’s sensitivity to a change in interest rates.  Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates.  For example, portfolio duration of two years means that if interest rates increased by one percent, the value of the portfolio would decrease by approximately two percent.

Normally, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in bonds.  The Sub-Adviser considers bonds to be debt securities, including without limitation, corporate bonds, asset-backed, commercial mortgage-backed and mortgage-backed securities and obligations of the U.S. Government and its agencies.  For purposes of satisfying the 80% requirement, the Fund may also invest in derivative or other synthetic instruments that have economic characteristics similar to the debt instruments mentioned above. The Fund may invest up to 10% of its total assets in lower rated securities commonly known as “high yield” securities or “junk bonds.”  The Fund may invest without limitation in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest without limitation in derivative instruments, such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Fund’s Prospectus or Statement of Additional Information.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may invest in dollar rolls.  The Fund may invest in money market securities, collateralized mortgage obligations, and foreign securities.

The Sub-Adviser determines the best relative value investment opportunities across various debt sectors by analyzing overall economic conditions within and among these sectors. While the Fund typically diversifies its assets broadly across various sectors, the Fund may overweight certain sectors and minimize exposures to others as relative value opportunities arise.

The Sub-Adviser selects individual securities by considering factors such as credit quality, the security’s risk-return profile, the security’s maturity and its market liquidity.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

•
Company risk – Investments in U.S. and/or foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition.

•
Credit risk – The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

•
Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Certain derivatives transactions may subject the Fund to counterparty risk.

•
Extension risk – When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, which may cause the value of those securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

•
Fixed-income risk – The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers.  Rising interest rates generally will cause the price of bonds

5

and other fixed-income debt securities to fall.  Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.  Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed-income security will fail to make timely payments of principal or interest and the security will go into default.

•
Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•
High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies.  Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High-yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high-yield bond at the price at which it is currently valued.

•
Income risk – The Fund is subject to the risk that the income generated from the Fund’s investments may decline in the event of falling interest rates.  Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods.  The Fund’s distributions to shareholders may decline when interest rates fall.

•
Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value.  Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes.

•
Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.  A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

•
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Mortgage-related and other asset-backed securities risk – Rising interest rates tend to extend the duration of mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates and exhibit increased volatility.  When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected, which can reduce the returns.

•
Portfolio turnover risk – Active trading, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.

6

•
U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer.  The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, or their legal right to receive support from the U.S. Treasury.

•
When-issued and delayed delivery securities and forward commitments risk – When-issued, delayed delivery securities and forward commitments transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Information for Class I shares is not shown because Class I shares commenced operations on September 25, 2017.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 3/31/2016): 0.90%; Worst Quarter (ended 12/31/2016): -0.38%

Average Annual Total Returns as of 12/31/2017
	1 year	Life of Fund (September 16, 2013)
JNL/PPM America Low Duration Bond Fund (Class A)	1.21%	1.08%
Bloomberg Barclays Capital 1-3 Year U.S. Government Credit Index (reflects no deduction for fees, expenses, or taxes)	0.84%	0.92%

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC
7

Sub-Adviser:

PPM America, Inc. (“PPM”)

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Anthony Balestrieri	September 2013	Executive Vice President, Chief Investment Officer-Total Return and Portfolio Manager, PPM
David Frizzie	September 2013	Senior Managing Director and Portfolio Manager, PPM

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution ), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.
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Additional Information About Each Fund

JNL Government Money Market Fund
Institutional Class

Investment Objective.  The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies.  Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities). The government securities typically have a maximum remaining maturity of 397 calendar days and the repurchase agreements are collateralized by cash or government securities with a maximum remaining maturity of 397 days. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in government securities or repurchase agreements collateralized by government securities.  As a government money market fund, the Fund is exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gate. While the Fund’s Board of Trustees may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board of Trustees has not elected to do so at this time.

The Sub-Adviser’s investment approach combines top-down analysis with fundamental bottom-up security selection. The Sub-Adviser considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund’s overall weighted average maturity.

Although the Fund seeks to maintain a stable net asset value of $1.00 per share, neither the Federal Deposit Insurance Company, nor any other government agency insures or protects your investment.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Fixed-income risk
•	Foreign regulatory risk
•	Income risk
•	Interest rate risk
•	Repurchase agreements, purchase and sale contracts risk
•	U.S. Government securities risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available (i) in the Fund’s SAI, and (ii) by calling JNL Investors Series Trust Service Center at 1-800-392-2909.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Cybersecurity risk
•	Expense risk
•	Investment in money market funds risk
•	Investment strategy risk
•	Market risk
•	Mortgage-related and other asset-backed securities risk
•	Redemption risk
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•	Regulatory investment limits risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks .

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

Dividends:

The Fund intends to maintain, to the extent practicable, a constant per share net asset value of $1.00.  The Fund expects to declare dividends on a daily basis on each class so long as the income attributable to that class exceeds the expenses attributable to that class on each day.  Such dividends will be paid monthly.  If class expenses exceed class income on any day, the Fund will not pay a dividend on the class on that day and will resume paying dividends only when, on a future date, the accumulated net investment income of the class is positive.  The Fund has adopted this policy because, in the current investment environment, it may find that on any given day or on a number of consecutive days, its investment returns may be less than the expenses attributable to a class.  For a more complete description of this policy, which can result in the Fund not paying dividends on one or more classes for one or more periods that may be as short as a day or quite lengthy, see “Purchases, Redemptions and Pricing of Shares” in the SAI.  For a description of the allocation of expenses among fund share classes, please refer to “Management of the Trust” section in this Prospectus.

The Fund is subject to a fee recapture program, whereby, the Adviser will waive fees and expenses to maintain, where practicable, a constant per share net asset value of $1.00.  When income is sufficient, the Fund may pay the Adviser its investment advisory fee, along with other Fund expenses.  In addition, when the Fund receives income sufficient to pay a dividend, the Adviser may recapture previously waived fees and expenses for a period of 3 years.

The Sub-Adviser.  The Sub-Adviser to the Fund is Wellington Management Company LLP (“Wellington Management”). Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.  Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years.  Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2017 , Wellington Management had investment management authority with respect to approximately $1,080 billion in assets.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s Annual Report for the period ended December 31, 2017 .
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JNL/PPM America Low Duration Bond Fund
Class A
Class I

Investment Objective.  The investment objective of the Fund is a high level of current income consistent with capital preservation.

Principal Investment Strategies.  The Fund invests primarily in investment-grade securities, including without limitation corporate bonds, asset-backed, commercial mortgage-backed and mortgage-backed securities, and obligations of the U.S. Government and its agencies.  The Fund may also invest in money market securities, collateralized mortgage obligations and foreign securities.  An investment grade security is one that is rated within the four highest credit categories (e.g., AAA, AA, A, BBB, or equivalent) by at least one major credit rating agency or, if unrated, that has been determined by the Fund’s Sub-Adviser, PPM America, Inc. (the “Sub-Adviser”) to be of comparable quality.

The Fund’s average effective portfolio duration normally varies from one to three years.  The Fund seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the debt markets.  Duration is a measure of a bond price’s sensitivity to a change in interest rates.  Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates.  For example, portfolio duration of two years means that if interest rates increased by one percent, the value of the portfolio would decrease by approximately two percent.

Normally, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in bonds. The Sub-Adviser considers bonds to be debt securities, including without limitation, corporate bonds, asset-backed, commercial mortgage-backed and mortgage-backed securities and obligations of the U.S. Government and its agencies.  For purposes of satisfying the 80% requirement, the Fund may also invest in derivative or other synthetic instruments that have economic characteristics similar to the debt instruments mentioned above. The Fund may invest up to 10% of its total assets in lower rated securities commonly known as “high yield” securities or “junk bonds.”  The Fund may invest without limitation in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest without limitation in derivative instruments, such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information.  The Fund may use derivatives in order to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, or as a substitute position for holding the underlying asset on which the derivative instrument is based.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may invest in dollar rolls.

The Sub-Adviser determines the best relative value investment opportunities across various debt sectors by analyzing overall economic conditions within and among these sectors. While the Fund typically diversifies its assets broadly across various sectors, the Fund may overweight certain sectors and minimize exposures to others as relative value opportunities arise.

The Sub-Adviser selects individual securities by considering factors such as credit quality, the security’s risk-return profile, the security’s maturity and its market liquidity.

In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and sub-adviser transitions, the Sub-Adviser may depart from the Fund’s principal investment strategies by temporarily investing for defensive purposes.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Company risk
•	Credit risk
•	Derivatives risk
•	Extension risk
•	Fixed-income risk
•	Foreign regulatory risk
•	Foreign securities risk
•	High-yield bonds, lower-rated bonds, and unrated securities risk
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•	Income risk
•	Interest rate risk
•	Issuer risk
•	Liquidity risk
•	Managed portfolio risk
•	Market risk
•	Mortgage-related and other asset-backed securities risk
•	Portfolio turnover risk
•	U.S. Government securities risk
•	When-issued and delayed delivery securities and forward commitments risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI .

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  The Fund may invest up to 10% of its total assets in currencies denominated in foreign currencies.

The Fund has the ability to invest in other investment companies, such as exchange-traded funds, money market funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Asset-based securities risk
•	Counterparty risk
•	Cybersecurity risk
•	Expense risk
•	Inflation-indexed securities risk
•	Investment in money market funds risk
•	Investment strategy risk
•	Leverage risk
•	Prepayment risk
•	Redemption risk
•	Regulatory investment limits risk
•	Settlement risk
•	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

The Sub-Adviser and Portfolio Management.  The Sub-Adviser to the Fund is PPM America, Inc. (“PPM”), located at 225 West Wacker Drive, Chicago, Illinois 60606.  As of December 31, 2017 , PPM, an affiliate of the Adviser, managed approximately $102.8 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies.  PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below.

Anthony Balestrieri is an executive vice president and chief investment officer for total return accounts at PPM. He is responsible for overseeing and leading several portfolio management, research and trading teams, including the total return fixed income, public equity, high yield, bank loan, fixed income research, and public fixed income trading teams in addition to overseeing the business development team. These groups manage a wide spectrum of total return fixed income and equity strategies on behalf of institutional and retail investors globally. Prior to joining PPM in 2003, Anthony was the head of institutional fixed income at Merrill Lynch
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Investment Managers where he was responsible for overseeing $16 billion in fixed income assets. Previously, he spent over five years as a senior vice president in charge of the Short-Term Strategies Group for Mitchell Hutchins Asset Management. Anthony earned bachelor degrees in economics/business and government/law from Lafayette College.

David Frizzie, Senior Managing Director joined PPM in 2004 and is responsible for asset backed securities analysis across PPM America’s total return fixed-income portfolios.  In addition to this role, he assumed leadership for the analysis of PPM’s mortgage-backed securities portfolio in mid-2008.  David has over 19 years of investment industry experience.  Prior to joining PPM in April 2004, David spent seven years at Merrill Lynch Investment Managers as an asset-backed securities analyst and a portfolio manager of institutional separate accounts.  David earned a B.A. in Economics from Gettysburg College in 1990, and received the Charted Financial Analyst designation in 2000.

The SAI provides additional information about a portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s Annual Report for the period ended December 31, 2017 .
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More About the Funds

Investment Objectives. The investment objectives of the respective Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

Certain of the Funds have adopted non-fundamental operating policies that require at least 80% of the Fund’s assets (net assets plus the amount of any borrowings made for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days’ written notice be provided to shareholders, in the manner required by Rule 35d-1 under the Investment Company Act of 1940, as amended (“1940 Act”), before the effective date of any change in such a policy by a Fund which is subject to that Rule.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Funds to invest in other registered investment companies and unit investment trusts that are within or outside the same group of investment companies .  A Fund may invest cash balances in shares of investment companies, including affiliated investment companies, which are funds managed by the Trust’s investment adviser or its affiliates.  As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security.  The status, market value, maturity, credit quality, or other characteristics of the Fund’s securities may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities to fall outside the parameters described in the first paragraph above. If any of these changes occur, it would not be considered a violation of the investment restriction.  However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Portfolio Turnover. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund’s shares because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs, which can include brokerage commissions, and other transaction costs on the sale of securities and reinvestment in other securities.

Derivatives Risk – Asset Segregation.  As an open-end investment company registered with the SEC, a Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and CFTC staff positions. In accordance with these positions with respect to certain kinds of derivatives, a Fund must “set aside” on its books (referred to sometimes as “asset segregation” or “coverage”) liquid assets, or engage in other SEC or CFTC staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required or otherwise able to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, a Fund is permitted to set aside liquid assets in an amount equal to a Fund’s daily marked – to market (net) obligations, if any (i.e., a Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional value of such contracts. Futures contracts and forward contracts that settle physically will be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third-party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to counterparty. The use of leverage involves certain risks. See below for Leverage risk. A Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in governing law, rules, interpretations, CFTC or CFTC staff positions, or SEC or SEC staff positions.

The Funds enter into certain kinds of derivative transactions that involve obligations to make future payments to third parties.  These transactions include, but are not limited to, futures, forward contracts, swap contracts, the purchase of securities on a when issued or delayed delivery basis, or reverse repurchase agreements.  In such transactions, the Funds may be required to “set aside” or segregate liquid assets, or engage in other measures, to cover open purchases and derivatives positions, in accordance with federal securities laws, rules thereunder, or interpretations thereof, including positions that the SEC or its staff have taken.  In such situations, the Funds set aside liquid assets on either of two bases.  Where a derivatives contract does not require cash settlement, the Funds must set aside liquid assets on the basis of the contract’s full notional value.  Where a derivatives contract does require cash settlement, the Funds are permitted to set aside assets on the basis of daily marked-to-market net obligations (i. e., a Fund’s daily net liability or unrealized loss, if any), rather than the contract’s full notional value.  In the latter situation, a Fund may employ leverage to a greater extent than under the former situation.  Futures contracts and forward contracts that settle physically will be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third-party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to
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the counterparty. Each Fund reserves the right to change its procedures for setting aside assets in order to comply with any change in governing law, rules, interpretations, or SEC or CFTC staff positions.

Dodd-Frank (Regulatory) Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) made a number of changes to the regulatory framework in the financial services industry, including regulations applicable to banks, insurance companies, and other firms.  The Dodd-Frank Act also made a number of regulatory changes to the oversight and treatment of various investments , in particular, derivatives.  The impact of these regulatory changes will be felt across industries for a number of years and will impact the Funds’ investments and the administration of the Funds.  Instruments in which the Funds invest may incur increased regulatory compliance costs, and could be subject to regulatory action.  The Funds may incur Dodd-Frank regulatory compliance costs, which could impact performance.

Restrictions on the Use of Futures Contracts.  Rule 4.5 under the Commodity Exchange Act (“CEA”) permits the advisers of registered investment companies to rely on an exclusion from registration under the CEA as a commodity pool operator (“CPO”).  Among other conditions, under amended Rule 4.5, the adviser to a registered investment company can claim exclusion from registration as a CPO only if the fund uses commodity interests solely for “bona fide hedging purposes,” or limits its use of commodity interests for non-bona fide hedging purposes to certain minimal amounts.

With respect to each Fund of the Trust, JNAM has filed with the NFA a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA (the “exclusion”).  Accordingly, JNAM is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to these Funds. To remain eligible for the exclusion, each of these Funds will be limited in its ability to use certain instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions.  In the event that such a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, JNAM may be required to act in a registered CPO capacity with respect to that Fund.  JNAM’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level of the Fund’s investment in commodity interests, the purposes of such investments, and the manner in which the Fund holds out its use of commodity interests. The ability of each Fund to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indices and interest rates) may be limited by JNAM’s intention to operate the Fund in a manner that would permit JNAM to continue to claim the exclusion, which may adversely affect the Fund’s total return.

Lending of Portfolio Securities.  A Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government securities or letters of credit that meet certain guidelines. Cash collateral may be invested by a Fund in money market-type investments or short-term liquid investments. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent. There is the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value. There is also a risk that securities on loan will not be recalled in a timely manner to facilitate proxy voting.

Cash and Cash Equivalents. The Funds may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, time deposits, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. Government, its agencies or instrumentalities (including U.S. treasury bills) that mature, or may be redeemed, in one year or less; and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

“Savings association obligations” include certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations.

Market Events.  Turmoil in domestic and international markets may cause extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. In response , governments throughout the world may respond with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. Failure to implement or an unexpected or quick reversal of such policies could increase volatility in the equity and debt markets.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events.  Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct
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their businesses in the manner normally conducted.  Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Sanctions Risk. From time-to-time, the U.S. Government or other governments may place “sanctions” on a country. Such sanctions may include limitations on transactions in a country, such as the purchase or sale of products or services in that country. Sanctions also may include limitations on the movement of cash and securities to and from a sanctioned country, or may limit investments in a sanctioned country. When sanctions are placed on a country, a Fund may experience limitations on its investments, including the inability to dispose of securities in that country, the inability to settle securities transactions in that country, and the inability to repatriate currency from that country. Investments in sanctioned countries may be volatile, and the Fund and its pricing agent may have difficulty valuing such sanctioned country securities. Investments in sanctioned countries are subject to a number of risks, including, but not limited to, liquidity risk, foreign securities risk, and currency risk. The Fund could lose money investing in a country that is later sanctioned by the U.S. Government or other governments.

Technology Disruptions. Markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon the performance of the Funds.  Such circumstances may adversely impact the Funds’ operations or the performance of the Fund’s investments in a single issuer, a group of issuers, or the market at-large. For example, cyber attacks on the Funds’ adviser, sub-advisers, and/or other service providers could cause business failures or delays in daily operations, and the Funds may not be able to process shareholder transactions or calculate a net asset value (“NAV”) per share.  Cyber attacks also could disrupt daily operations related to trading and portfolio management.  In addition, technology disruptions and cyber attacks also may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of the Funds’ investments and performance.  In certain cases, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.

Legislation and Regulatory Activities.  At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the shares of the Funds or the issuers of such common stock .  Further, changing approaches to regulation may have a negative impact on certain companies represented in the Funds.  There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Funds or will not impair the ability of the issuers of the common stock held in the Funds to achieve their business goals.
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 Glossary of Risks

The following risks may apply to the Funds. Please consult the Fund’s Summary Prospectus and Statutory Prospectus to identify the risks associated with a particular Fund.

Asset-based securities risk – Asset-based securities are typically fixed-income securities whose value is related to the market price of certain commodities, interests, and other items, such as precious metals, as well as other assets, such as credit card receivables. Although the market price of these securities is expected to follow the market price of the related assets, there may not be perfect correlation. There are special risks associated with certain types of assets that will also affect the value of asset-based securities related to those assets. For an example of such special risks, please refer to “ Sector risk - Precious metals-related securities risk.”

Company risk – Investments in U.S. and foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition.  For example, poor earnings performance of a company may result in a decline of its stock price.

Counterparty risk – Transactions involving a counterparty are subject to the credit risk of the counterparty. A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lends its securities, runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could suffer losses, including monetary losses, miss investment opportunities or be forced to hold investments it would prefer to sell. Counterparty risk is heightened during unusually adverse market conditions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, which may cause the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because there is more time for events to occur that may prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

A Fund also is subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund.

Counterparty risk with respect to derivatives will be affected by rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.
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Credit risk – The price of a debt security can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value.  When a fixed-income security is not rated, the Fund’s investment manager may have to assess the risk of the security itself. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.  In addition, to the extent the Fund invests in municipal bonds, they are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Cybersecurity risk – Cyber attacks could disrupt daily operations related to trading and portfolio management.  In addition, technology disruptions and cyber attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of the Fund’s investments.  Cyber attacks on securities markets or the financial services infrastructure could cause market volatility or the failure of critical financial services. Cyber attacks on a Fund’s Sub-Adviser(s) and service providers could cause business failures or delays in daily processing, and the Funds may not be able to issue a NAV per share.  As a result, cyber attacks could impact the performance of the Funds.  See the “Technology Disruptions” section in this Prospectus.

Derivatives risk – Certain Funds may invest in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to a number of risks described elsewhere in this section, such as leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index.  Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Certain derivatives transactions may subject the Fund to counterparty risk.

The Fund’s investment manager must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment.  The Fund’s investment manager must also correctly predict price, credit or their applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment.

The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio.

If the Fund’s investment manager uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful and the Fund may lose money.  To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated on its books to cover its obligations under such derivative instruments.

The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Investors should bear in mind that, while a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.  Certain derivative transactions may have a leveraging effect on the Fund.  For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments.  As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain.  The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument.  The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements.  The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).  While certain of the rules are effective, other rules are not yet final and/or effective, so its ultimate impact remains unclear.  The Dodd-Frank Act substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing
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various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.”  It is possible that government regulation of various types of derivative instruments could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.  Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts (and certain related swap positions).  All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded and, as a result, the investment manager’s trading decisions may have to be modified or positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the investment manager or its affiliates may be aggregated for this purpose.  The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

Under the Dodd-Frank Act, a Fund also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unclear under current law and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS. Other future regulatory developments may also impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. The investment manager cannot predict the effects of any new governmental regulation that may be implemented or the ability of a Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective.

Expense risk – Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated in the Fund’s Prospectus. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Extension risk – When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, which may cause the value of those securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Fixed-income risk – The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers.  Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall.  In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.  Longer maturity fixed-income securities may be subject to greater price fluctuations than shorter maturity fixed-income securities.  Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed income security will fail to make timely payments of principal or interest and the security will go into default.  The Fund may be subject to a greater risk of rising interest rates in periods of historically low rates.

Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.

Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance. In addition, foreign regulatory requirements may increase the cost of transactions in certain countries, and may increase Fund legal and compliance costs.

Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities and foreign issuers may not be subject to the same accounting, auditing and
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financial recordkeeping standards and requirements as domestic issuers. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.  Such factors may adversely affect the value of securities issued by companies in foreign countries or regions.

Investments in, or exposure to, foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular.  Investments in, or exposure to, emerging market countries and/or their securities markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.  In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in, or exposure to, emerging market countries.

High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies.  Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. As a result, an investment in junk bonds is considered speculativ e. An unanticipated default would result in a reduction in income and a decline in the market value of the related securities.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in price volatility. High-yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high-yield bond at the price at which it is currently valued.  The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Income risk – Income generated from the Fund’s investments may decline in the event of falling interest rates. Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods.  The Fund’s distributions to shareholders may decline when interest rates fall.

Inflation-indexed securities risk – Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.  In periods of deflation, the Fund may not receive any income from such investments. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed-income securities with similar durations.

Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value.  Conversely, as interest rates decrease, the prices of fixed income securities tend to increase.  In a low interest rate environment, an increase in interest rates could have a negative impact on the price of fixed income securities, and could negatively impact a Fund’s portfolio of fixed income securities.  Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Floating rate investments have adjustable interest rates and as a result, generally fluctuate less in response to interest rate changes than will fixed-rate investments.  However, because floating rates generally only reset periodically, changes in prevailing interest rates may cause a fluctuation in a Fund’s value.  In addition, extreme increases in prevailing interest rates may cause an increase in defaults on floating rate investments, which may cause a further decline in a Fund’s value.  Finally, a decrease in interest rates could adversely affect the income earned by the Fund from its floating rate debt securities.

At times, when interest rates in the United States are at or near historic lows, a Fund may face increased exposure to risks associated with rising interest rates.

Investment in money market funds risk – Although a money market fund is designed to be a relatively low risk investment, it is not free of risk.  An investment in a money market fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such money market funds seek to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.  Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the Fund has purchased may reduce
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the Fund’s yield and can cause the price of a money market security to decrease.  In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Investment strategy risk – The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in accordance with these investment strategies may not produce the returns the investment manager expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.  A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services. A change in the financial condition of a single issuer may affect securities markets as a whole.  Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. Leverage, including borrowing, may cause the Fund to be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile.  If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund. To minimize these risks, the Fund attempts to segregate on its books (cover) liquid assets sufficient to cover the value of such transactions; however, such coverage techniques may not always be successful and the Funds could lose money.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  An “illiquid security” typically is defined as a security that cannot be sold or disposed of within seven (7) days, at a price or value at which it is carried by the Fund.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  In times of market volatility, certain securities or classes of securities may become illiquid. Government or regulatory actions may decrease market liquidity, and the liquidity for certain securities. Small-capitalization companies and companies domiciled in emerging markets pose greater liquidity and price volatility risks.  Certain securities that were liquid when purchased may later become illiquid or less liquid, particularly in times of overall economic distress.  Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Board, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.  Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Fund’s manager’s investment techniques could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund.  There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general.  Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline.  A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.  Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk.  Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due.  Bond value typically declines if the issuer’s credit quality deteriorates.  Interest rate risk is the risk that interest rates will rise and the value of bonds will fall.  A broad-based market drop may also cause a bond’s price to fall.
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Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions.  Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities.  In addition, the markets may not favor a particular kind of security, including equity securities or bonds. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Mortgage-related and other asset-backed securities risk – The risk of investing in mortgage-related and other asset-backed securities include interest rate risk, extension risk, and prepayment (contraction) risk.  With respect to extension risk, rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities may exhibit increased volatility. With respect to default risk, rising interest rates and falling property prices may increase the likelihood that individuals and entities will fall behind or fail to make payments on their mortgages or other loans.  When there are a number of mortgage defaults, the interest paid by mortgage-backed and mortgage-related securities may decline, or may not be paid.  A number of mortgage defaults could lead to a decline in the value of mortgage-backed and mortgage-related securities.  In addition, legal and documentation risk (incomplete mortgage information) related to mortgage defaults may exist.  With respect to prepayment risk, borrowers may pay off their mortgages or other loans sooner than expected, which may result in contraction risk, whereby the Fund will have to reinvest that money at the lower prevailing interest rates and, thus, may suffer an unexpected loss of interest income.

Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments or defaults on the underlying mortgages serving as collateral.  An increase or decrease in payment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price.  The prices of mortgage-backed securities, depending on their structure and the rate of payments, can be volatile.  Some mortgage-backed securities may also not be as liquid as other securities.  The value of these securities also may change because of changes in the market’s perception or the actual creditworthiness of the issuer.  In addition, the mortgage-backed or other asset-backed securities market in general may be adversely affected by changes in governmental regulation, interest rates, tax policies, the real estate market, and/or the overall economy.

Portfolio turnover risk – The Fund may actively trade securities or instruments, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, in seeking to achieve its objective.  Doing so may increase transaction costs, which may reduce performance.

Prepayment risk – During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that the Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Redemption risk – Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Adviser would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions, and other transaction costs. It could be difficult for a Fund to meet large redemption requests where there is minimal liquidity in the Fund’s portfolio securities.

Regulatory investment limits risk – The U.S. “Federal Securities Laws” may limit the amount a Fund may invest in certain securities.  These limits may be Fund specific or they may apply to the investment manager.  As a result of these regulatory limitations under the Federal Securities Laws and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Fund may be prohibited from or limited in effecting transactions in certain securities.  The investment manager and the Fund may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements.  The Federal Securities Laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These regulatory investment limits may increase the Funds’ expenses and may limit the Funds’ performance.

Repurchase agreements, purchase and sale contracts risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security under a repurchase agreement or purchase and sale contract, and the market value of the security declines, the Fund may lose money.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected.  Delayed settlement may affect a Fund’s liquidity due to the timing and receipt of the proceeds from the sale of that security. Loan transactions often settle on a delayed basis compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations.  In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.
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Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and Sub-Adviser transitions, and/or Fund mergers or rebalances, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high-quality debt instruments.  During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective.  Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association (“Fannie Mae”); (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.  The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, including their legal right to receive support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Although many types of U.S. Government securities may be purchased by the Funds, such as those issued by Fannie Mae, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Home Loan Banks, and other entities chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the holder of the securities of such issuer might not be able to recover its investment from the U.S. Government.  In September 2008, the U.S. Treasury and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into conservatorship under FHFA. The ongoing effect that this conservatorship will continue to have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.  No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful.  In addition, new accounting standards and future Congressional action may affect the value of Fannie Mae and Freddie Mac debt.

When-issued and delayed delivery securities and forward commitments risk – When-issued and delayed delivery securities and forward commitments transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction.  When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. In addition, these investments may create a form of investment leverage, which may increase the Fund’s volatility and may require the Fund to liquidate portfolio securities when it may not be advantageous.
23

Management of the Trust

Under Massachusetts law and the Trust’s Declaration of Trust and By-Laws, the Trust’s Board of Trustees (the “Board”) is responsible for managing the business and affairs of the Trust.

Investment Adviser

Jackson National Asset Management, LLCSM (“JNAM®” or the “Adviser”), located at 1 Corporate Way, Lansing, Michigan 48951, serves as the investment adviser to the Funds and provides the Funds with professional investment supervision and management under an Investment Advisory and Management Agreement between the Trust and the Adviser. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), a U.S.-based financial services company. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Prudential plc is also the ultimate parent of PPM America, Inc.

Under the Investment Advisory and Management Agreement, the Adviser is responsible for managing the affairs and overseeing the investments of the Funds and determining how voting and other rights with respect to securities owned by each Fund will be exercised.  The Adviser also provides recordkeeping, administrative and exempt transfer agent services to the Funds and oversees the performance of services provided to each Fund by other service providers, including the custodian and shareholder servicing agent.  The Adviser is authorized to delegate certain of its duties with respect to a Fund to a sub-adviser, subject to the approval of the Board, and is responsible for overseeing that Sub-Adviser’s performance.  The Adviser is solely responsible for payment of any fees to the Sub-Advisers.

The Adviser plays an active role in advising and monitoring each Fund and Sub-Adviser, if any.  For those Funds the Adviser directly manages, the Adviser, among other things, implements the investment objective and program by selecting securities and determining asset allocation ranges.  When appropriate, the Adviser recommends to the Board potential sub-advisers for a Fund.  For those Funds managed by a Sub-Adviser, the Adviser monitors each Sub-Adviser’s Fund management team to determine whether its investment activities remain consistent with the Funds’ investment strategies and objectives.  The Adviser also monitors changes that may impact the Sub-Adviser’s overall business, including the Sub-Adviser’s operations and changes in investment personnel and senior management, and regularly performs due diligence reviews of each Sub-Adviser. In addition, the Adviser obtains detailed, comprehensive information concerning each Fund’s and Sub-Adviser’s performance and Fund operations.  The Adviser is responsible for providing regular reports on these matters to the Board.

A discussion regarding the Board’s basis for approving the Investment Advisory and Management Agreement is available in the Funds’ Annual Report for the period ended December 31, 2017 .

As of December 31, 2017 , the Adviser managed approximately $224 billion in assets.

Management Fee
As compensation for its advisory services, the Adviser receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly.  The fee the Adviser receives from each Fund is set forth below as an annual percentage of the net assets of the Fund.

The table below shows the advisory fee rate schedule for each Fund as set forth in the Investment Advisory and Management Agreement and the aggregate annual fee each Fund paid to the Adviser for the fiscal year ended December 31, 2017 . Each Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the advisory fee rate should the Fund’s average daily net assets exceed specified amounts.
24

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)	Aggregate Annual Fee Paid to Adviser for the Fiscal Year Ended December 31, 2017 (Annual Rate Based on Average Net Assets of Each Fund)
JNL Government Money Market Fund	$0 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	0.20%[1] 0.18%[1] 0.16%[1] 0.14%[1]	0.18%
JNL/PPM America Low Duration Bond Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	0.35% 0.30% 0.29% 0.28%	0.41%
1 The Adviser has contractually agreed to waive fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period.  The fee waiver will continue for at least one year from the date of the current Prospectus, and continue thereafter unless the Board approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.  In addition, when the Fund receives income sufficient to pay a dividend, the Adviser may recapture previously waived fees and expenses for a period of three years.

Investment Sub-Advisers
The Adviser has engaged Wellington Management Company LLP (“Wellington Management”), to serve as sub-adviser to JNL Government Money Market Fund, and PPM America, Inc. (“PPM”), to serve as sub-adviser to JNL PPM America Low Duration Bond Fund (collectively, “Sub-Advisers”), under a Sub-Advisory Agreement between the Adviser and each Sub-Adviser.

Under the terms of each of the Sub-Advisory Agreements, the Sub-Advisers are responsible for supervising and managing the investment and reinvestment of the assets of an assigned Fund and for directing the purchase and sale of the Fund’s investment securities, subject to the oversight and supervision of the Adviser and the Board.  The Sub-Advisers formulate a continuous investment program for an assigned Fund consistent with the Fund’s investment strategies, objectives and policies outlined in this Prospectus.  Each Sub-Adviser implements such program by purchases and sales of securities and regularly reports to the Adviser and the Board with respect to the implementation of such programs.

As compensation for its sub-advisory services, each Sub-Adviser receives a fee from the Adviser, computed separately for the applicable Fund, stated as an annual percentage of the Fund’s net assets. The SAI contains a schedule of the sub-advisory fee rate for each Fund as set forth in the Sub-Advisory Agreements. The Adviser currently is obligated to pay the Sub-Advisers out of the advisory fee it receives from the Fund.

A discussion regarding the Board’s basis for approving the Sub-Advisory Agreements is available in the Funds’ Annual Report for the period ended December 31, 2017 .

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, have received an exemptive order (the “Order”) that allows the Adviser to hire, replace or terminate unaffiliated Sub-Advisers or materially amend a Sub-Advisory Agreement with an unaffiliated Sub-Adviser with the approval of the Board, but without the approval of shareholders.  Under the terms of the Order, if a new Sub-Adviser is hired by the Adviser, the affected Fund will provide shareholders with information about the new Sub-Adviser and new Sub-Advisory Agreement within ninety (90) days of the change.  The Order allows the Funds to operate more efficiently and with greater flexibility.

The Adviser does not expect to recommend frequent changes of Sub-Advisers.  Although the Adviser will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Fund will obtain favorable results at any given time.

Portfolio Manager(s)
For information about the portfolio management team responsible for the day-to-day management of a particular Fund, please refer to each Fund’s Summary Prospectus or the disclosure pertaining to the Fund in the “Additional Information About the Funds” section of this Prospectus.

Administrator

JNAM serves as the administrator to the Funds.  JNAM, in its capacity as administrator, provides or procures, at its own expense, certain legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, and other administrative services necessary for the operation of the Funds.  In addition, JNAM, in its capacity as administrator, also pays a portion of the costs
25

of the Funds’ Chief Compliance Officer. In return for these services, the JNL/PPM America Low Duration Bond Fund pays JNAM an administrative fee, as outlined below, of the average daily net assets of the Fund’s Class A and Class I shares, accrued daily and paid monthly. The JNL Government Money Market Fund does not pay JNAM an administrative fee.

Fund	Assets	Administrative Fee (%)
JNL/PPM America Low Duration Bond Fund	$0 to $3 Billion	0.10
	Assets over $3 Billion	0.09

Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.  Each Fund is also responsible for nonrecurring and extraordinary legal fees, interest expenses, registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, expenses related to the Funds’ Chief Compliance Officer, the fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees (categorized as “Other Expenses” in the fee tables).

Distributor

Jackson National Life Distributors LLC (“JNLD”), a wholly owned subsidiary of Jackson, is the principal underwriter of the Funds and is responsible for promoting sales of the Funds’ shares. JNLD also is the principal underwriter of the variable annuity insurance products issued by Jackson and its subsidiaries.

JNLD and/or an affiliate have the following relationships with certain Sub-Advisers and/or their affiliates:

•
JNLD receives payments from certain of the Sub-Advisers to assist in defraying the costs of certain promotional and marketing meetings in which those Sub-Advisers participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the Sub-Adviser’s participation.

•
A brokerage affiliate of JNLD participates in the sales of shares of retail mutual funds advised by certain of the Sub-Advisers and receives commissions and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.

Classes of Shares

Effective September 25, 2017, the Trust adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act, under which the JNL/PPM America Low Duration Bond Fund has two classes of shares (Class A and Class I).

The Class A shares of the JNL/PPM America Low Duration Bond Fund are subject to a Rule 12b-1 fee equal to 0.30% of the Fund’s average daily net assets attributable to Class A shares.  Class I shares are not subject to a Rule 12b-1 fee.

Under the multi-class structure, the Class A shares and Class I shares of the JNL/PPM America Low Duration Bond Fund represent interests in the same portfolio of securities, and are substantially the same except for “class expenses.”  The expenses of the JNL/PPM America Low Duration Bond Fund are borne by each Class of shares based on the net assets of the Fund attributable to each class, except that class expenses are allocated to the appropriate class.  “Class expenses” include any distribution, administrative or service expense allocable to that class, pursuant to the 12b-1 Plan described below, and any other expenses that JNAM determines, subject to ratification or approval by the Board, to be properly allocable to that class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular class (or contract owners of variable contracts funded by shares of such class) materials such as Prospectuses, shareholder reports and (ii) professional fees relating solely to one class.

Rule 12b-1 Plan

JNL/PPM America Low Duration Bond Fund has adopted a distribution plan in accordance with the provisions of Rule 12b-1 under the 1940 Act.  Effective July 1, 2017, the Fund adopted an Amended and Restated Distribution Plan (“Amended Plan”).

The Board, including all of the Independent Trustees, must approve, at least annually, the continuation of the Amended Plan.  Under the Amended Plan, the Fund pays a Rule 12b-1 fee to JNLD, as principal underwriter, at an annual rate of 0.30% of the Fund’s average daily net assets attributed to Class A shares, as compensation for distribution, administrative or other service activities incurred by JNLD and its affiliates with respect to Class A shares.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. To the extent consistent with applicable law and the Amended Plan, JNLD may use the Rule 12b-1 fee to compensate broker-dealers, administrators, financial intermediaries or others for providing or assisting in providing distribution and related additional services.

The Amended Plan was approved by shareholders holding Class A shares of the Fund at a special meeting of shareholders held on June 22, 2017.
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Investment in Fund Shares

Shares of the Funds are presently offered only to separately managed accounts of Jackson (1 Corporate Way, Lansing, Michigan 48951) and Jackson National Life Insurance Company of New York (“Jackson NY”) (2900 Westchester Avenue, Purchase, New York 10577) (collectively, “Separate Accounts”) to fund the benefits under certain variable insurance contracts and variable life insurance policies (collectively, “Contracts”), to unqualified retirement plans, and to other regulated investment companies. The Separate Accounts, through their various sub-accounts that invest in designated Funds, purchase the shares of the Funds at their NAV using premiums received on Contracts issued by the insurance company. Shares of the Funds are not available to the general public for direct purchase.

Purchases are effected at NAV next determined after the purchase order is received by JNAM as the Funds’ transfer agent in proper form.  There is no sales charge.  Shares of the Funds are not available to the general public directly.

Certain of the Funds are managed by a sub-adviser who manages publicly available mutual funds that have similar names and investment objectives.  While some of the Funds may be similar to or modeled after publicly available mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly available mutual fund.  Consequently, the investment performance of publicly available mutual funds and any corresponding Fund may differ substantially.

The price of each Fund’s shares is based on its NAV. The NAV per share of each Fund is determined by the Adviser at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for regular trading.  However, calculation of the Fund’s NAV may be suspended on days determined by the Board in times of emergency or market closure as determined by the SEC.  The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.  Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

Domestic fixed-income and foreign securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities, which may be earlier than the NYSE close. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

The Board has adopted procedures pursuant to which the Adviser may determine, subject to Board oversight, the “fair value” of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate.  Under these procedures, the “fair value” of a security generally will be the amount, determined by the Adviser in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

The Board has established a valuation committee to review fair value determinations pursuant to the Trust’s “Pricing Guidelines.”  The valuation committee will also review the value of restricted and illiquid securities, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g. disorderly market transactions).

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares.  As a result, a Fund’s NAV may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

Because the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund’s NAV (“time-zone arbitrage”).  Accordingly, the Trust’s procedures for pricing of portfolio securities also authorize the Adviser, subject to Board oversight, to determine the “fair value” of such foreign securities for purposes of calculating a Fund’s NAV.  The Adviser will “fair value” foreign securities held by the Fund if it determines that a “significant event” has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund’s NAV calculation.  A significant event is one that can be expected materially to affect the value of such securities.  Certain specified percentage movements in U.S. equity market indices are deemed under the Trust’s pricing procedures to be a “significant event.”  A “significant event” affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities.  Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, when fair valuing such foreign securities, the Adviser will adjust the closing prices of all foreign securities held in any Fund’s portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the “fair value” of such securities for purposes of determining a Fund’s NAV.  When fair-value pricing is employed, the foreign securities prices used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.
27

These procedures seek to minimize the opportunities for “time zone arbitrage” in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices.  However, these procedures may not completely eliminate opportunities for time zone arbitrage because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  The Trust does not issue share certificates.

“Market Timing” Policy

The interests of a Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by other contract owners invested in separate accounts of Jackson and Jackson NY that invest in the Fund. Such short-term trading activity, when excessive, has the potential to, among other things, compromise efficient portfolio management, generate transaction and other costs, and dilute the value of Fund shares held by long-term shareholders.   This type of excessive short-term trading activity is referred to herein as “market timing.”  The Funds are not intended to serve as vehicles for market timing.  The Board has adopted policies and procedures with respect to market timing.

The Funds, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, “service providers”) take various steps designed to deter and curtail market timing with the cooperation of the insurance companies who invest in the Funds. For example, in the event of a round trip transfer, complete or partial redemptions by a shareholder from a sub-account investing in a Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in a Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and corresponding Fund) within fifteen (15) calendar days of the redemption. The Funds will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder. This policy does not apply to a money market Fund.

In addition to identifying any potentially disruptive trading activity, the Funds’ Board has adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds.

The Funds’ “fair value” pricing policy applies to all Funds where a significant event (as described above) has occurred. The Funds’ “fair value” pricing policy is described under “Investment in Fund Shares” above.

The policies and procedures described above are intended to deter and curtail market timing in the Fund.  However, there can be no assurance that these policies, together with those of Jackson, Jackson NY and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on Jackson and Jackson NY to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing.  If they are ineffective, the adverse consequences described above could occur.

A description of Jackson’s anti-market timing policies and procedures can be found in the appropriate variable insurance contract Prospectus (the “Separate Account Prospectus”). The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund’s anti-market timing policies if they are not in violation of the Separate Accounts’ anti-market timing policies and procedures.

Disclosure of Portfolio Securities

A description of each Fund’s policies and procedures relating to disclosure of portfolio securities is available in the Funds’ SAI and at www.jackson.com.

Redemption of Fund Shares

A Separate Account redeems shares of a Fund to make benefit or withdrawal payments under the terms of its Contracts.  Redemptions typically are processed on any day on which the Trust and the NYSE are open for business and are effected at net asset value next determined after the redemption order is received by JNAM, the Funds’ transfer agent, in proper form.

The Trust may suspend the right of redemption only under the following circumstances:

•	When the NYSE is closed (other than weekends and holidays) or trading is restricted;
•	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds of orders to purchase Fund shares or the proceeds from the sale of portfolio securities to meet redemption requests, if
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consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds have in place a line of credit intended to provide short-term financing, if necessary, subject to certain conditions, in connection with stressed market conditions or atypical redemption activity. The Funds, pursuant to an exemptive order issued by the SEC and a master Interfund Lending agreement, also have the ability to lend or borrow money for temporary purposes directly to or from one another.

In the case of a liquidity event, a Fund’s share price and/or returns may be negatively impacted. If a liquidity event occurs, the Adviser will notify the Board of the liquidity event and take corrective action. Corrective action may include, among other things, use of the Fund’s line of credit or Interfund Lending Program.

Tax Status

General
The Trust consists of Funds that are treated for U.S. federal income tax purposes as corporations that intend to qualify and be eligible for treatment as regulated investment companies (“Regulated Investment Company Funds”).

Dividends from net investment income are declared and distributed at least annually to JNL/PPM America Low Duration Bond Fund shareholders.  Dividends from net investment income, if any, are declared daily and payable monthly to the JNL Government Money Market Fund shareholders. Distributions from net realized capital gains, if any, are declared and distributed at least annually to shareholders of either Fund to the extent they exceed available capital loss carryforwards.

Dividends and other distributions by a Fund, if any, are automatically reinvested at net asset value in shares of the distributing Fund, unless otherwise requested by a shareholder. There are no fees or sales charges on reinvestments.

Each Fund intends to qualify and be eligible for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”).  A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders.  Each Fund intends to distribute all its net investment income and net realized capital gains, if any, to shareholders no less frequently than annually and, therefore, does not expect to be required to pay any federal income or excise taxes.  However, a Fund’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

Each Fund is treated as a separate corporation for purposes of the Internal Revenue Code.  Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Special Considerations for Separate Accounts of Insurance Companies
The interests in each Fund are owned by separate accounts of participating insurance companies, qualified pension and retirement plans, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code.  Provided certain requirements are met, distributions from the Funds, if any, are not taxable to owners of Contracts . Owners of Contracts should consult the applicable Separate Account Prospectus for considerations on tax issues related to the Contracts.

The Funds intend to comply with the diversification requirements currently imposed by the Internal Revenue Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the favorable tax status of the Contracts issued by Separate Accounts of Jackson and Jackson NY.  The Sub-Advisory Agreements require the Funds to be operated in compliance with these diversification requirements.  The Sub-Advisers may depart from the investment strategy of a Fund only to the extent necessary to meet these diversification requirements.  If a Fund does not meet such diversification requirements, the Contracts could lose their favorable tax treatment and income and gain allocable to the Contracts could be taxable currently to shareholders of the Fund. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts. For more specific information, please refer to the Funds’ SAI.

The information provided above is only a summary of the U.S. federal income tax considerations relating to an investment in a Fund.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal, state, local and foreign tax consequences to you of your contract, policy or plan.

  Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations. The following table provides selected per share data for one share of each Fund. The total returns in the financial highlights table represent the rate by which an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions) held for the entire period.  The information does not reflect any charges imposed under a variable insurance contract.  If charges imposed under a variable contract were reflected, the returns would be lower.  You should refer to the appropriate variable insurance contract prospectus regarding such charges.
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The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Trust’s Annual Report, which is available upon request.

JNL Investors Series Trust
Financial Highlights
For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from						Supplemental data					Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)	Total return(%)(d)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)		Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)(c)
JNL/PPM America Low Duration Bond Fund(f)
Class A

12/31/17		10.00	0.11	0.01	0.12	(0.00)	(g)	—		10.12	1.21	1	134		0.73		0.73	1.13
12/31/16		9.96	0.11	0.05	0.16	(0.12)		—		10.00	1.62	892,341	110	(h)	0.74		0.74	1.09
12/31/15		10.01	0.10	(0.05)	0.05	(0.10)	(i)	—		9.96	0.51	717,566	113	(h)	0.74	(j)	0.74 (j)	0.98
12/31/14		10.02	0.09	0.00	0.09	(0.07)		(0.03)		10.01	0.88	623,041	164	(h)	0.77		0.77	0.86
12/31/13	*	10.00	0.02	0.02	0.04	(0.02)		(0.00)	(g)	10.02	0.41	432,907	125	(h)	0.75		0.75	0.57

Class I

12/31/17	‡‡	10.12	0.04	(0.04)	0.00	—		—		10.12	0.00	591,584	134		0.45		0.45	1.64

JNL Government Money Market Fund
Institutional Class
12/31/17		1.00	0.01	0.00	0.01	(0.01)		—		1.00	0.73	3,621,944	N/A		0.19		0.19	0.73
12/31/16		1.00	—	—	—	(0.00)	(g)	—		1.00	0.25	3,484,674	N/A		0.19	(k)	0.19	0.25
12/31/15		1.00	—	—	—	(0.00)	(g)	—		1.00	0.05	3,080,670	N/A		0.20	(k)	0.19	0.05
12/31/14		1.00	—	—	—	(0.00)	(g)	—		1.00	0.01	2,320,265	N/A		0.17	(k)	0.19	0.00
12/31/13		1.00	—	—	—	(0.00)	(g)	—		1.00	0.01	2,477,693	N/A		0.18		0.19	0.01

*	Commenced operation on September 16, 2013.
‡‡	Effective September 25, 2017, Class I shares were offered by the Fund.
(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)
Net investment income(loss) per share and ratios of net investment income(loss) to average net assets for Class I shares can be less than Class A shares for JNL/PPM America Low Duration Bond Fund or can be significantly more than Class A shares for JNL/PPM America Low Duration Bond Fund because the net assets for Class I shares increased significantly after the Funds of Funds investment in the Underlying Fund was sold in Class A and purchased in Class I effective September 25, 2017 and also as a result of the timing of income received in the Fund before and after September 25, 2017.

(d)	Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year.
(e)	Portfolio turnover is not annualized for periods of less than one year. Dollar roll transactions are excluded for purposes of calculating portfolio turnover.
(f)
Prior to September 25, 2017, the Fund accrued the Rule 12b-1 fee at the maximum annual rate up to 0.20% of the average daily net assets of Class A shares of the Fund. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Fund changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of the Fund.

(g)	Amount represents less than $0.005.
(h)	Portfolio turnover including dollar roll transactions for JNL/PPM America Low Duration Bond Fund was 129%, 175%, 121% and 115% in 2013, 2014, 2015 and 2016, respectively.
(i)	Distribution amount for the JNL/PPM America Low Duration Bond Fund includes a return of capital distribution, which was less than $0.005 per share for the year ended December 31, 2015.
(j)	The ratio of net and total expenses to average net assets for the JNL/PPM America Low Duration Bond Fund excluding a reimbursement of 24f-2 fees was 0.74%.
(k)	Includes payments for recovery of contractual expense waivers.

30

Privacy Program

Background

Certain of the Funds underlie certain variable products sponsored by Jackson, and are primarily sold to the separate accounts of those variable products.  The JNL Government Money Market Fund is used as a sweep vehicle for the other Funds, and is not sold to retail investors.  The Funds do not have access to contractholder or retirement plan participant nonpublic personal information (“Confidential Information”), which includes:

•	All “personally identifiable financial information”; and
•	Any list, description or other grouping of consumers.

Jackson, as the variable product sponsor, primarily manages and administers variable product contractholder Confidential Information.  JNAM, as “Administrator” to the Funds may occasionally receive contractholder or retirement plan participant Confidential Information.  The Funds do not provide initial or annual privacy notices because Fund shareholders are the Jackson separate accounts, not individuals.

JNAM’s and Jackson’s Privacy Programs

The Funds shall primarily rely on the contractholder or retirement plan participant (customer) information protection policies and procedures (privacy policies and procedures) of Jackson and JNAM.  The Funds’ Privacy Officer will review the Jackson and JNAM Privacy Programs as part of the Funds’ Rule 38a-1 Annual Review requirements.  In addition, the Privacy Officer shall also conduct any interim reviews of such policies and procedures in light of any regulatory and/or compliance developments or changes.
31

Prospectus

April 30, 2018

JNL Investors Series Trust

You can find more information about the Trust in:

•
The Trust’s Statement of Additional Information (“SAI”) dated April 30, 2018 is on file with the Securities and Exchange Commission (“SEC”) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

•
The Trust’s Annual and Semi-Annual Reports to shareholders, dated December 31, 2017 and June 30, 2017, respectively, show the Funds’ actual investments and include financial statements as of the close of the particular annual or semi-annual period.  The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund’s performance during the year covered by the report. The current Annual and Semi-Annual Reports are on file with the SEC and are incorporated into the Prospectus by reference.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-392-2909, or writing the JNL Investors Series Trust, 225 W. Wacker Drive, Chicago, IL 60606. Because the Funds are currently only available to separate accounts of Jackson or Jackson NY and/or other registered investment companies, the Trust does not make these documents available on its website.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC’s Public Reference Room in Washington, D.C.  Reports and other information about the Trust also are available on the EDGAR database on the SEC’s Internet site (http://www.sec.gov), and copies may be obtained, after payment of a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section, 100 F. Street, N.E., Washington, D.C., 20549-1520.  You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-551-8090.

File No. 811-10041
33

STATEMENT OF ADDITIONAL INFORMATION

APRIL 30, 2018

JNL INVESTORS SERIES TRUST

Fund	Class
JNL Government Money Market Fund	Institutional
JNL/PPM America Low Duration Bond Fund	A and I

This Statement of Additional Information (“SAI”) is not a prospectus.  It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Investors Series Trust Prospectus dated April 30, 2018 (“Prospectus”).  The financial statements of the JNL Investors Series Trust for the period ended December 31, 2017 are incorporated by reference (which means they legally are a part of this SAI) from the Trust’s Annual Report to shareholders.

The Prospectus, SAI and Annual/Semi-Annual Reports may be obtained at no charge by calling 1-800-392-2909, or writing the JNL Investors Series Trust, 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606.

Shareholder Communications with Trustees

Shareholders of the Funds comprising JNL Investors Series Trust can communicate directly with the Board of Trustees (“Board”) by writing to the Chairperson of the Board, William J. Crowley, Jr., P.O. Box 30902, Lansing, MI 48909-8402.  Shareholders can communicate directly with an individual Trustee by writing to that Trustee at P.O. Box 30902, Lansing, MI 48909-8402.  Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

1

GENERAL INFORMATION AND HISTORY

The JNL Investors Series Trust (“Trust”) is an open-end management investment company organized as a Massachusetts business trust, by a Declaration of Trust dated July 28, 2000, as amended and restated September 25, 2017.  The Trust currently offers Institutional Class shares of JNL Government Money Market Fund and Class A and Class I shares of JNL/PPM America Low Duration Bond Fund (each a “Fund” and collectively, “Funds”).  The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”), whose shares are registered with the SEC under and the Securities Act of 1933, as amended (“1933 Act”).

COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

This section describes some of the types of securities and financial instruments the Funds may hold in their portfolios and the various kinds of investment strategies that may be used in day-to-day portfolio management, as well as the risks associated with such investments.  The Funds may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with each Fund’s investment objective(s) and policies described in the Prospectus and in this SAI.

Adjustable and Floating Rate Obligations. A Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds.  A Fund may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security’s interest rate is tied.  The JNL Government Money Market Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days’ notice.  See also the discussion of “Variable Rate Securities” herein.

Asset-Backed Securities.  A Fund may invest in asset-backed securities, which include mortgage-backed securities.  Asset-backed securities represent interests in pools of assets which are backed by assets such as, but not exclusively, installment sales contracts, credit card receivables, automobile loans and leases, equipment sales/lease contracts, obligation trusts, and commercial and residential mortgages and most are structured as pass-through securities.  The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities.  The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors.  As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.  A sub-adviser considers estimated prepayment rates in calculating the average weighted maturities of a Fund.  Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates.  In the event of a prepayment during a period of declining interest rates, a Fund may be required to invest the unanticipated proceeds at a lower interest rate.  Prepayments during such periods will also limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities may be classified as pass-through certificates or collateralized obligations.  Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets.  Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool.  Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof directly bear the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.  Such assets are most often trade, credit card or automobile receivables.  The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders hereof.  Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided.  As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

If a Fund purchases an asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral.  As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates.  However, though the value of an asset-backed security may decline when interest rates rise, the converse is not necessarily true.  As noted above, interest rate changes also affect prepayments, which in turn affect the yield on asset-backed securities.  For these and other reasons, an asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.  Asset-backed securities may, at times, be illiquid securities.

Bank Obligations.  A Fund may invest in bank obligations, which include certificates of deposit, bankers’ acceptances, and other short-term debt obligations.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return.  Certificates of deposit may be purchased or sold through broker-dealers and may have fixed or variable rates.  A bankers’ acceptance is a negotiable draft or bill of exchange, usually drawn by an importer or exporter to pay for specified merchandize in connection with international commercial transactions, which are “accepted” by a commercial bank unconditionally to pay the face value of the instrument on maturity.

A Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.  The Funds will typically invest in U.S. banks and foreign banks as banks or financial service companies for diversification.  Obligations of non-U.S. banks involve certain risks associated with investing in non-U.S. securities, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a non-U.S. jurisdiction might impose withholding or other taxes on interest income payable on those obligations, that non-U.S. deposits may be seized or nationalized, that non-U.S. governmental restrictions such as exchange controls may be adopted and in turn might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning non-U.S. banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ from those applicable to United States banks. Non-U.S. banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Borrowing and Lending.  A Fund may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets, except that the JNL/PPM America Low Duration Bond Fund may borrow for such purposes up to 33 1/3% of their total assets. To secure borrowings, a Fund may mortgage or pledge securities in amounts up to 15% of their respective total net assets.

A Fund may affect simultaneous purchase and sale transactions that are known as “sale-buybacks.”  A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.  A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of a Fund’s forward commitment to repurchase the subject security.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects.  In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price.  A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.  Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

The Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund.  As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings.  Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

Cash Position.  The JNL Government Money Market Fund may invest a certain portion of its assets in repurchase agreements and money market securities maturing in up to 397 days that the sub-adviser determines presents minimal credit risks to the Fund. A Fund also may invest cash balances in bank accounts, shares of affiliated money market funds, unaffiliated money market funds, high-quality, short-term debt instruments, cash and cash equivalents, and repurchase agreements.  For temporary, defensive purposes, and where purchases and redemptions require a Fund may invest without limitation in such securities.  This reserve position provides flexibility in meeting redemptions, expenses, rebalances and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

Collateralized Bond Obligations, Collateralized Loan Obligations, and other Collateralized Debt Obligations.  A Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.  CBOs, CLOs and other CDOs are types of asset-backed securities.  A CBO is a trust which is backed by a diversified pool of high risk, below investment-grade fixed-income securities.  The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, and CLOs and other CDOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Because it is partially protected from defaults, a senior tranche from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade.  Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing them to qualify for Rule 144A transactions.  In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks which may include, but are not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”).  A Fund may invest in CMOs, which are debt obligations of legal entities that are collateralized by mortgages and divided into classes. Similar to a bond, in most cases, interest and prepaid principal are paid on a monthly basis.  CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac®”), or the Federal National Mortgage Association (“FNMA” or “Fannie Mae©”), and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments.  Actual maturity and average life will depend upon the pre-payment experience of the collateral.  In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates.  Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).  Proceeds from the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third - party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Series A, B, and C Bonds all bear current interest.  Interest on the Series Z Bond is accrued and added to the principal amount and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off.  After the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond are then distributed.  CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of Bonds have become more common.  For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates.  Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.  PACs generally require payments of a specified amount of principal on each payment date.  PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes.  Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience.  These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors.  If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk.

Commercial Paper.  Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies primarily to finance short-term credit needs. The commercial paper purchased by the Funds may consist of U.S. dollar- or foreign currency-denominated obligations of domestic or non-U.S. issuers, and may be rated or unrated.  Commercial paper may have fixed, floating or variable rates, and a maturity of up to 270 days.  The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Convertible and Exchangeable Securities.  Each Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.  A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when believed that such a combination may better achieve a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

A Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Fund in turn assumes credit risk associated with the convertible note.

Diversification.  Each Fund is a “diversified company,” as that term is defined in the 1940 Act.  Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stocks may react similarly to and move in unison with these and other market conditions.  As a result of these factors, stocks in which the Funds invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.

Event-Linked Bonds.  The Funds may invest in event-linked bonds, which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon.  They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.  If a trigger event occurs, a Fund may lose all or a portion of its principal invested in the bond.  If no trigger event occurs, the Fund will recover its principal plus interest.  For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses.  Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred.  An extension of maturity may increase volatility.  Event-linked bonds also may expose a Fund to certain unanticipated risks including issuer (credit) risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.  Event-linked bonds may also be subject to liquidity risks.

Event-linked bonds are a relatively new type of financial instrument.  As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop.  Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.  Event-linked bonds are typically rated, and the Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

Fixed-Income Securities.  A Fund may invest in fixed-income securities of companies that meet the investment criteria for the Fund. In general, fixed-income securities represent a loan on money by the purchaser to the issuer. A fixed-income security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time or at a specified date, called “maturity.” The security issuer typically must meet its obligations associated with its outstanding fixed-income securities before it may declare or pay any dividend to holders of its equity securities, and may also be obliged under the terms of its fixed-income securities to maintain certain measures of financial condition. Bonds, notes and commercial paper are typical types of fixed-income securities, differing in the length of the issuer’s repayment schedule.

The price of fixed-income securities fluctuates with changes in interest rates and in response to changes in the financial condition of the issuer.  The value of fixed-income securities generally rises when interest rates fall, and falls when interest rates rise.  Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

Floating and Adjustable Rate Obligations.  A Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds.  The Funds may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security’s interest rate is tied.  The JNL Government Money Market Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days’ notice. Because of the adjustable or floating rate features of such obligations a Fund that invests in such securities will participate in increases in interest rates by earning higher interest payments. The Fund also will participate in decreases in interest rates. See also the discussion of “Variable Rate Securities” herein.

Foreign Currency Transactions.  Certain of the Funds may invest in foreign currency-denominated securities and may also purchase and sell foreign currency options, forward currency contracts, foreign currency futures contracts and related options (see “Futures” in the Additional Risk Considerations section herein), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts with terms generally of less than one year.  A Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.  A Fund also may use foreign currency options and foreign forwards to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward foreign currency contract is an obligation to purchase or sell a specific currency or multinational currency unit at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract), which is individually negotiated and privately traded by currency traders and their customers in the interbank market.  The Fund may either accept or make delivery of the currency specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.  Forward currency contracts may also be cash settled and a Fund may not actually deliver or take delivery of a foreign currency.  Closing forwards transactions may be executed prior to the termination date, or rolled over with or without the original counterparty.

Forward foreign currency contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to gain exposure to a particular foreign currency or currencies as a part of its investment strategy.  Although forwards used for hedging purposes are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.  In addition to being used by a Fund to gain exposure to a particular foreign currency or to enhance the Fund’s return, forwards may be used to adjust the foreign exchange exposure of a Fund, and a Fund might be expected to enter into such contracts under the following circumstances:

Lock In.  When the Fund desires to fix the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency, the Fund will “lock in” the exchange rate.  If a foreign currency is expected to become more expensive in U.S. dollar terms, the Fund could lock in the exchange rate today for a transfer that needs to occur in the future, thereby protecting against exchange rate movements.

Cross Hedge.  If the value of a particular currency is expected to decrease against the value of another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase in value against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge.  If a Fund wants to eliminate substantially all of the risk of owning a particular currency, or if the sub-adviser expects that a Fund may benefit from price appreciation in a security denominated in a particular foreign currency but does not wish to maintain exposure to that currency, it may employ a direct hedge back into the U.S. dollar.  In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract.  The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase in value of the security, if any.

Proxy Hedge.  A Fund might choose to use a “proxy” hedge, which may be less costly than a direct hedge.  In this case, a Fund, having purchased a security denominated in a foreign currency, will sell a currency whose value is expected to be closely linked to the currency in which the security is denominated.  Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding.  This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Futures. To the extent consistent with applicable law and its investment restrictions, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a U.S. Government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and, to the extent the Funds are permitted to invest in commodities and commodity-related derivatives, commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.”  Futures contracts can be utilized to increase or decrease various types of market exposure and risks.

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of certain futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of certain futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract. If the net amount is negative, it is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. Government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities, or other underlying instrument, in most cases futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). The Funds may also enter into contracts that cash settle otherwise physically delivered futures contracts. If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.

In the United States, futures contracts are traded only on commodity exchanges or boards of trade – known as “contract markets” – approved by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. Certain Funds also may purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets.

Index Futures. To the extent consistent with applicable law and investment restrictions, the Funds may purchase or sell Index Futures, which are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written.  The Funds may close open positions on a contract market on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Interest Rate Futures. Some Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. Government securities and other fixed income securities.

Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American-style option) or on the expiration date (in the case of European-style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Funds may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Funds may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments.

The Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.

Commodity Futures and Options on Commodity Futures. Certain of the Funds may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures.

Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, the Fund may realize a loss on the futures contract at the same time the Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate, and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by a Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

All participants in the futures market are subject to margin deposit and maintenance requirements. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. However, the futures exchanges may adjust margin requirements, and the Funds may have to post additional margin to meet such requirements.

Trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

The Funds may purchase futures contracts (or options on futures contracts) as an anticipatory hedge against a possible increase in the price of the currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency value may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The Funds’ ability to engage in the futures and options on futures strategies described above depends on the liquidity of those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that the Funds will be able to utilize these instruments at all or that their use will be effective. In addition, a liquid market may not exist at a time when the Funds seek to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

As discussed above, if the Funds purchases or sells a futures contract, the Funds are only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Funds’ net asset values will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Funds’ portfolios. Futures transactions can have the effect of investment leverage. Furthermore, if the Funds combines short and long positions, in addition to possible declines in the values of its investment securities, the Funds will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.  The Funds may enter into an agreement to cash settle exchange-traded futures contracts, and exchange-cleared forward contracts.

In addition, if the Funds’ futures brokers become bankrupt or insolvent, or otherwise default on their obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearinghouse fully discharging all of its obligations. Furthermore, in the event of the bankruptcy of a futures broker, a Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts, even though certain property specifically traceable to the Fund was held by the futures broker.

Daily trading limits imposed by the exchanges and position limits established by the CFTC may adversely affect the Fund.  The CFTC and U.S. commodities exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day by regulations referred to as “daily price fluctuation limits” or “daily trading limits.”  Once the daily trading limit has been reached in a particular futures contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially disguising substantial losses the Fund may ultimately incur.

Separately, the CFTC and the U.S. commodities exchanges and certain non-U.S. exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or short futures positions that any person may hold or control in contracts traded on such exchanges.  The CFTC re-proposed final regulations pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) that would impose new position limits on 28 individual agricultural, metal and energy commodity futures and options contracts and on swaps that are economically equivalent to such contracts in order to prevent excessive speculation and manipulation in the commodity markets.  It remains to be seen whether these regulations will be adopted. In addition, the CFTC recently adopted amended aggregation rules for determining compliance with speculative position limits established by the CFTC in futures contracts and options.

These regulations are extremely complex and may require further guidance and interpretation by the CFTC to determine in all respects how they apply to the Fund.  The full implementation of the Fund’s investment strategy could be negatively impacted by the existing or any future position limits regulations.

Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when a sub-adviser reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Economic Factors. The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

Additional Risk Associated with Futures Contracts and Options on Futures Contracts Traded on Foreign Exchanges. Futures contracts and options on futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk.

Commodity Pool Operator Status. JNAM acts in its capacity as a registered commodity pool operator (“CPO”) with respect to certain funds offered by other investment companies in the Fund Complex (as defined under “Trustees and Officers of the Trust”).  Each of the sub-advisers to these funds either acts in its capacity as a registered commodity trading adviser (“CTA”), relies upon an exemption from CTA registration or does not provide advice relating to trading commodity interests and, accordingly, is not required to be registered as a CTA with respect to each such fund.  A CPO or CTA acting in a registered capacity is subject to a variety of regulatory obligations.  In particular, a CPO or CTA is subject to additional CFTC-mandated disclosure, reporting, and recordkeeping obligations with respect to funds for which it acts in a registered capacity.  Compliance by the CPO or CTA with the CFTC’s regulatory requirements could increase fund expenses, adversely affecting the fund’s total return.

With respect to each Fund of the Trust JNAM has filed with the NFA a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA (the “exclusion”) with respect to each Fund.  Accordingly, JNAM is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to these Funds. To remain eligible for the exclusion, each of these Funds will be limited in its ability to use certain instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions.  In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, JNAM may be required to act in a registered CPO capacity with respect to that Fund.  JNAM’s eligibility to claim the exclusion with respect to each Fund will be based upon, among other things, the level of the Fund’s investment in commodity interests, the purposes of such investments, and the manner in which the Fund holds out its use of commodity interests. The ability of each Fund to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) may be limited by JNAM’s intention to operate such Fund in a manner that would permit JNAM to continue to claim the exclusion, which may adversely affect such Fund’s total return.

High-Yield/High-Risk Bonds.  Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due.  In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the value of the securities so affected and a decline in the value of its shares.  More careful analysis of the financial condition of issuers of lower-rated securities is therefore necessary.  During an economic downturn or a period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer.  Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.  Since the previous major U.S. economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of likely behavior of such investments during such periods.  Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions.  Many high-yield bonds do not trade frequently.  When they do trade, their price may be substantially higher or lower than had been expected.  A lack of liquidity also means that judgment may play a bigger role in valuing the securities.  Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

A Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market.  Sovereign debt of foreign governments is generally rated by country, because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly.

Hybrid Instruments.  A Fund may purchase hybrid instruments, which are potentially high-risk derivatives that combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument.  Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or common stock index.  Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of the underlying currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.

Inflation-Indexed Bonds. A Fund may purchase inflation-indexed bonds.  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time.  The interest rate on these bonds is fixed at issuance, but over the life of the bond the interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury (typically referred to as treasury inflation-protected securities or “TIPS”) have maturities of five (5), ten (10), and thirty (30) years, although it is anticipated that securities with other maturities may be issued in the future.  The securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed, and will fluctuate.  Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise and lead to a decrease in value of inflation-indexed bonds.

The periodic adjustment of U.S. inflation-index bonds is tied to the Consumer Price Index (“CPI”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.  There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Interfund Lending. Pursuant to an exemptive order issued by the SEC, the Funds, as well as the portfolios of JNL Series Trust, JNL Variable Fund LLC, JNL Strategic Income Fund LLC, and Jackson Variable Series Trust (in this section, the “Funds”) will have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds (other than a money market fund) may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. Money market funds may only lend in accordance with the requirements of the exemptive order.  All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an Interfund Loan under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Fund’s fundamental restriction of non-fundamental policy.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.

Illiquid Securities.  A Fund may hold illiquid investments.  Illiquid investments are generally investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the price at which they are valued. As of December 1, 2018, the definition of “illiquid investments” is expected to change, such that illiquid investments will be those that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. The Funds’ Board of Trustees has delegated liquidity determinations to the sub-advisers to the Funds, therefore, the Funds’ sub-advisers are primarily responsible for determining a security’s liquidity.  The Funds’ have established procedures for determining liquidity, which serve as guidance for the sub-advisers.  Illiquid investments generally include: repurchase agreements with remaining maturities in excess of seven days; securities for which market quotations are not readily available; certain loan participation interests; fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits); and restricted securities (securities that cannot be offered for sale to the public without first being registered under the 1933 Act) not determined to be liquid in accordance with guidelines established by the Fund’s Board of Trustees; OTC options and, in certain instances, their underlying collateral; and securities involved in cap, collar and floor transactions.  It should be noted that not all “restricted securities” are illiquid securities.  See the description of the Funds’ investment restrictions below for more information about the Funds’ policies with respect to investments in illiquid securities. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Funds to obtain market quotations based on actual transactions for purposes of valuing the Funds’ shares.

Each Fund may invest up to 15% (5% of total assets for money market funds, under amendments to Rule 2a-7 under the 1940 Act) of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

Investment Companies.  A Fund may invest in other investment companies to the extent permitted under the 1940 Act.  As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, which could result in imposition of certain fees, including management and administrative fees, at two different levels.

A Fund may also invest, without limitation, in affiliated and unaffiliated money market funds in accordance with Rule 12d1-1 under the 1940 Act (see “Cash Position”).

Mortgage-Related Securities. A Fund may invest in mortgage-related securities.  Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial bankers and others.  Pools or mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  The mortgages underlying the mortgage-related securities may be of a variety of types, including adjustable rate, conventional 30-year, fixed-rate, graduated payment, and 15-year.  Mortgage-related securities are often sold by “tranche,” such that the Funds may purchase a slice or piece of a mortgage pool (e.g. all 2-year variable rate sub-prime mortgages with fixed-rate 30-year reset).  The mortgages underlying the securities may also reflect credit quality differences (e.g. sub-prime mortgages).  Principal and interest payments made on the mortgages in the underlying mortgage pool of a mortgage-related security held by a Fund are passed through to the Fund.  This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities’ weighted average life and may raise or lower their total return.  When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund.  This principal is returned to the Fund at par.  As a result, if a mortgage security were trading at a discount, its total return would be increased by prepayments. Conversely, if a mortgage security is trading at a premium, its total return would be decreased by prepayments.  The value of these securities may fluctuate because of changes in the market’s perception of the creditworthiness of the issuer.  The value of the mortgage-related securities may decline where there are defaults on the underlying mortgages.  Investments in certain tranches can be speculative and entail a fair amount of risk.  The mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.  In the case of privately   issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries.

Mortgage Dollar Rolls and U.S. Treasury Rolls.  A Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.  During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities.  A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments.  A Fund may only enter into covered rolls.  A “covered roll” is a type of dollar roll for which the Fund maintains an offsetting cash or cash equivalent position which matures on or before the forward repurchase settlement date of the dollar roll transaction.  At the time a Fund enters into a “covered roll,” it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid assets equal in value to its repurchase obligation and, accordingly, such dollar rolls will not be considered borrowings.  (Alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes.)  Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.  In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

In a U.S. Treasury roll, a Fund sells U.S. Treasury securities and buys back “when issued” U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the “when issued” U.S. Treasury security.  A Fund might enter into this type of transaction to (i) incrementally adjust the average maturity of its portfolio (which otherwise would constantly decrease with the passage of time), or (ii) increase the interest yield on its portfolio by extending the average maturity of the portfolio.  During the period before the settlement date of a U.S. Treasury roll, the Fund continues to earn interest on the securities it is selling, but does not earn interest on the securities it is purchasing until after the settlement date.  A Fund could suffer an opportunity loss if the counter-party to the roll transaction failed to perform its obligations on the settlement date, and if market conditions changed adversely between the date of the transaction and the date of settlement.  However, to minimize this risk, the Funds intend to enter into U.S. Treasury roll transactions only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Participation on Creditors Committees.  A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund.  Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.  A Fund will participate on such committees only when a sub-adviser believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by a Fund.  A Fund’s participation along with participation by an affiliate such as Jackson, including the sharing of legal expenses or settlement proceeds, could require prior SEC approval.

Participations and Assignments.  A Fund may invest in fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”).  A Fund may invest in such Loans in the form of participations in Loans (Participations) and assignments of all or a portion of Loans from third parties (“Assignments”).  Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower.  A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.  In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation.  As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.  In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.  A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the sub-adviser to be creditworthy.  When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Participations, because the market for certain instruments may not be highly liquid, such instruments may be resold only to a limited number of institutional investors.  The lack of a highly liquid secondary market for certain Assignments and Participations may have an adverse impact on the value of such instruments and may have an adverse impact on a Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, or a change in market conditions.  The Funds currently treat investments in Participations and Assignments as liquid securities, however, certain Assignments and Participations may be illiquid characteristics, and may be reviewed for liquidity by the Funds’ “ Valuation Committee” as well as the Sub-Advisers.  However, the Trustees may in the future adopt guidelines for determining whether Assignments and Loan Participations are liquid or illiquid.

Portfolio Turnover.  Portfolio turnover is the buying and selling of securities held by a Fund. The Funds may engage in short-term transactions if such transactions further its investment objective.  A Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains.  The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities.  Portfolio turnover rates also may be increased by purchases or redemptions of a Fund’s shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities to a Fund.  Thus, the higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be.

Repurchase Agreements and Reverse Repurchase Agreements.  A Fund may invest in repurchase or reverse repurchase agreements or the purposes of maintaining liquidity and achieving income.  A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller, generally by a bank or broker-dealer, to repurchase that security from the Fund at a specified price and date or upon demand.  This technique offers a method of earning income on idle cash.  A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a U.S. Treasury bill or note, or other highly liquid short-term security.  A Fund will only enter into repurchase agreements that are fully collateralized.  For a repurchase agreement to be considered fully collateralized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

A Fund may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours’ notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement.  In addition, a Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price.  Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without selling portfolio securities or to earn additional income on portfolio securities, such as U.S. Treasury bills and notes.  Reverse purchase agreements may also be used as a form of a “short sale”, because the Fund is effectively selling the security with an agreement to repurchase the security at a later date (see “Short Sales” for additional information).  When entering into a reverse repurchase agreement, the Fund may seek to profit on the difference between the initial security sale price and the repurchase price of that security.  Typically, a reverse repurchase agreement requires a Fund to cover or segregate assets in an amount equal to the repurchase price.

Rule 144A Securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Section 4(2) of the 1933 Act and Rule 144A thereunder, and state securities laws. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act.  The Sub-Advisers, under the supervision of the Board and in accordance with guidelines approved by the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds’ restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact.  In making this determination the sub-advisers will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the sub-advisers could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The sub-advisers will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, the sub-advisers determine that a Rule 144A security is no longer liquid, the sub-advisers will review a Fund’s holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund’s investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Securities Lending.  The JNL/PPM America Low Duration Bond Fund may lend securities to broker-dealers and financial institutions to realize additional income.  As a fundamental policy, the Fund will not lend securities if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties.  Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (i) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (ii) the Fund must receive any dividends or interest paid by the issuer on such securities; (iii) the Fund must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (iv) the Fund must receive either interest from the investment of collateral or a fixed fee from the borrower.  The Fund might experience a loss if the borrowing broker-dealer or financial institution breaches its agreement with the Fund or if the investments held in the collateral pool experience losses.  The Fund bear s the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

Securities lending, as with other extensions of credit, involves the risk that the borrower may default.  Although securities loans will be fully collateralized at all times, the Fund may experience delays in, or be prevented from, recovering the collateral.  During the period that the Fund seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value.  The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment.  The Fund may also incur expenses in enforcing its rights.  If the Fund has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

In the event of bankruptcy or other default of the borrower, the Fund may be unable to recover the loaned securities or could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights.  In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto, and the Fund could experience subnormal levels of income or lack of access to income during that period.  The Fund also bear s the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

The net securities lending revenue is shared by the lending agent and the Fund.  The Fund retain s 100% of its portion after the split.  The securities lending revenue “split” between the Fund and the lending agent was determined based on the Adviser’s review of competitive industry information. The Adviser and the Fund ’ s Board will periodically review the “split” between the lending agent and the Fund.

For the fiscal year ended December 31, 2017, the income earned by the Fund as well as the fees and/or compensation paid by the Fund (in dollars) pursuant to the Securities Lending Agreement between the Trust, on behalf of the Fund, and State Street Bank were as follows (“State Street Securities Lending Agreement”):

JNL/PPM America Low Duration Bond Fund
Gross income earned by the Fund from securities lending activities	$38,187

Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to State Street Bank from a revenue split	$2,977
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,296
Administrative fees not included in the revenue split	$0
Indemnification fees not included in the revenue split	$0
Rebates (paid to borrower)	$14,595
Any other fees not included in the revenue split	$0

Aggregate fees/compensation paid by the Fund for securities lending activities	$18,868

Net income from securities lending activities	$19,319

For the fiscal year ended December 31, 2017, State Street, acting as agent for the Fund, provided the following services to the Fund in connection with the Funds’ securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring applicable minimum spread requirements, lending limits and the value of the loaned securities and collateral received; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Fund; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Fund from borrowers; (vii) negotiating the terms of each loan of securities, including, but not limited to, the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements  of the State Street Securities Lending Agreement; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) recordkeeping and accounting servicing; (x) monitoring dividend activity; (xi) material proxy votes relating to loaned securities as well as recall of securities on loan for the Fund to vote proxies; (xii) arranging for return of loaned securities to the Fund as necessary or requested by the Fund; and (xiii) preparation of and modification to ancillary lending documents.

Short-Term Corporate Debt Securities.  A Fund may invest in short-term corporate debt securities, which are non-convertible corporate debt securities (e.g., bonds, money market instruments, notes and other similar instruments and securities) which have one year or less remaining to maturity.  Short-term corporate debt securities may have fixed, variable, or floating rates and generally are used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Stripped Mortgage-Backed Securities (“SMBS”).  A Fund may purchase SMBS, which may be considered derivative mortgage-backed securities.  SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments, including pre-payments, on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities.  If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Supranational Agency Securities. A Fund may invest in securities issued or guaranteed by certain supranational entities, such as the International Development Bank or International Monetary Fund.

Swap Agreements. It should be noted that the regulatory and operational landscape for swaps is changing.  Many swaps are now required to be cleared through clearing houses .  Such cleared swaps are considered liquid and may be subject to evolving margin (collateral ) requirements.  The move to cleared swaps is also fracturing the “over-the-counter” swap market, and requires revised contractual arrangements among the parties.

A Fund may enter into interest rate, total return, credit default, indices (including but not limited to credit default, commercial mortgage-backed securities and other similar indices), spread-lock, credit-linked notes (with embedded swaps) and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. Each Fund may also enter into options on swap agreements and other types of swaps agreements. These transactions are entered into as an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.  In addition, the Fund may enter into such transactions to manage certain risks and to implement investment strategies in a more efficient manner.

C leared swap agreements.  Under rules adopted under t he Dodd-Frank Wall Street Reform and Consumer Protection Act (referred to herein as the “Dodd-Frank Act”), certain types of swaps are required to be centrally cleared, thereby replacing the over-the-counter mechanisms for certain swaps . Whereas, over-the-counter swaps have differing cover or asset segregation requirements, centrally cleared swaps typically require initial and variation margin for coverage purposes. The move to centrally cleared swaps also minimizes counterparty exposure because the clearing house functions as the counterparty , although the Fund also has credit exposure to the futures commission merchant member of the clearing house which holds the Fund’s cleared swap positions.

Over-the-counter swap agreements.  Over-the-counter swap agreements are typically two - party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” which is the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  Forms of swap agreements include interest rate “caps,” under which, in return for premium, one party agrees to make payments to the other to the extent that interest rates rise above a specified rate; interest rate “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate; and interest rate “collars,” under which a party sells a “cap” and purchases a “floor” or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum values.

Most over-the-counter swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations or rights under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (“net amount”).  A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio.  The Fund may also collateralize the net amounts under a swap agreement by delivering or receiving cash and securities if exposures exceed certain minimum thresholds.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the 1940 Act’s restriction concerning issuance by a Fund of senior securities.  A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether a Fund’s use of over-the-counter swap agreements will be successful in furthering its investment objective of total return will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because over-the-counter swaps are primarily two-party contracts and because they may have terms of greater than seven days, swap agreements may be construed to be illiquid.  Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (“Code”), may limit the Fund’s ability to use swap agreements.  The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act.  It is possible that developments in the swaps market, including government regulation adopted to implement the Dodd-Frank Act, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value.  In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, in applying certain of the Funds’ investment policies and restrictions the Fund will generally value the credit default swap at its notional amount but may value the credit default swap at market value for purposes of applying certain of the Funds’ other investment policies and restrictions and for calculating NAVs.  The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Credit Default Swaps.  A Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment, which is the premium payment and recover nothing. However, if an event of default occurs and the counterparty fulfills its payment obligation under the swap agreement, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the Fund (if the seller) must pay the buyer the full notional value of the reference obligation. Rather than exchange the bonds for the par value, a single cash payment may be due from the protection seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction).  Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

In addition, some swaps are, and more in the future are expected to be, centrally cleared. Swaps that are centrally   cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a swap investment by a Fund could lose margin payments deposited with the clearing organization, as well as the net amount of gains not yet paid by the clearing organization, if the clearing organization breaches the swap agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains the Fund is entitled to receive, plus the return of margin owed to it, only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Fund.

Unseasoned Issuers. Investments in the equity securities of companies having less than three years’ continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have brief operating histories and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. Government Securities.  A Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. Government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government.  Not all U.S. Government securities are backed by the full faith and credit of the United States.  Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. Government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years).  All such Treasury securities are backed by the full faith and credit of the United States.

U.S. Government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, Fannie Mae, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, Freddie Mac, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae”).

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.  Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the first quarter of 2014, FNMA and FHLMC have received U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have repaid approximately $203 billion in senior preferred dividends to the U.S. Treasury over the same period. FNMA and FHLMC ended the second quarter of 2014 with positive net worth and, as a result, neither required a draw from the U.S. Treasury. In April 2014, FHFA projected that FNMA and FHLMC would require no additional draws from the U.S. Treasury through the end of 2015. However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a “severely adverse scenario” additional U.S. Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required. Accordingly, no assurance can be given that the Federal Reserve, Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government is considering multiple options, which range from significant reform to nationalization, privatization, consolidation, or even abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). The U.S. Government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by FNMA and FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether. FNMA reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

On December 21, 2017, the FHFA and the Treasury agreed to reinstate a $3 billion capital reserve amount for both Fannie Mae and Freddie Mac. The Treasury and FHFA agreed to change the terms of the Senior Preferred Stock certificate to permit Fannie Mae and Freddie Mac to each retain a $3 billion capital reserve each quarter. Beginning in the fourth quarter of 2017, Fannie Mae and Freddie Mac will only pay a dividend to the Treasury if the net worth of each at the end of the quarter is more than $3 billion.

Yields on short-, intermediate- and long-term U.S. Government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.  Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. Government securities generally varies inversely with changes in the market interest rates.  An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. Government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.

Variable Rate Securities.  Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index described in the respective obligations.  The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

A Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades.  The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  Due to the interest rate reset feature, floaters provide a Fund with a certain degree of protection against increases in interest rates, although a Fund will participate in any declines in interest rates as well.  A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.  A Fund has adopted a policy under which a Fund will not invest more than 5% of its assets in any combination of inverse floaters, interest only (“IO”), or principal only (“PO”) securities.

When-Issued, Delayed Delivery and Forward Commitment Transactions.  A Fund may purchase securities on a when-issued or delayed delivery basis (“when-issueds”) and may purchase securities on a forward commitment basis (“forwards”).  Any or all of a Fund’s investments in debt securities may be in the form of when-issueds and forwards.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date.  Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but the period may be substantially longer for forwards.  During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund.  The purchase of these securities will result in a loss if the value of the securities declines prior to the settlement date.  This could occur, for example, if interest rates increase prior to settlement.  The longer the period between purchase and settlement, the greater the risk.  At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value.  The Fund will maintain segregated cash or liquid assets with its custodian bank at least equal in value to its when-issued and forward commitments during the period between the purchase and the settlement (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes).  During this period, alternative investment options are not available to the Fund to the extent that it must maintain segregated assets, cash, or liquid assets to cover its purchase of when-issued securities and forward commitment contracts.  Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, a Fund or its counterparty generally will be required to post collateral when entering into certain forward-settling mortgage-backed securities transactions.

A Fund may enter into buy/sell back transactions, which are a form of delayed delivery agreements.  In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

A Fund may also sell securities on a when-issued or delayed delivery basis.  These transactions involve a commitment by the Fund to sell securities at a pre-determined price or yield, with payment taking place beyond the customary settlement date.

Writing Covered Options on Securities.  A Fund may “write” (sell) covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the sub-adviser determines is appropriate in seeking to attain a Fund’s investment objective.  Call options written by a Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

A Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options.  A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period.  A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire.  In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. Government securities with a value equal to or greater than the Fund’s obligation under the option.  A Fund may also write combinations of covered puts and covered calls on the same underlying security.

A Fund will receive a premium from writing an option, which increases the Fund’s return in the event the option expires unexercised or is terminated at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security.  By writing a call option, a Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, a Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Zero Coupon, Stripped and Pay-in-Kind Bonds.  The Funds may invest in zero coupon, stripped, and pay-in kind bonds.  Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value.  Principal and accreted discounts, representing interest accrued but not paid, are paid at maturity.  Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. A Fund may also purchase “pay-in-kind” bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon, stripped and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.  The value of zero coupon or stripped securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities of similar quality and with similar maturities.  Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Current U.S. federal income tax law requires holders of zero coupon and stripped securities, certain pay-in-kind securities, and certain other securities acquired at a discount, to accrue current interest income with respect to such securities even though no payment of interest is actually received, and a regulated investment company, such as a Fund, may be required to distribute its net income, including the interest income accrued but not actually received, to its shareholders. To avoid income or excise tax, a Fund may be required to distribute income accrued with respect to these discount securities, and may need to dispose of other securities owned, including when it is not advantageous to do so, to generate cash sufficient to make such distributions. The operation of these tax requirements may make such investments less attractive to investment companies and to taxable investors.

ADDITIONAL RISK CONSIDERATIONS

Central Clearing of Swaps.  In addition, some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally   cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a swap investment by a Fund could lose margin payments deposited with the clearing organization, as well as the net amount of gains not yet paid by the clearing organization, if the clearing organization breaches the swap agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains the Fund is entitled to receive, plus the return of margin owed to it, only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Fund.

Cybersecurity Risks.  With the increased use of technologies such as the Internet to conduct business, the Funds have become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the Funds. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to a Fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render a Fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause a Fund to incur regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures and/or financial loss. While the Funds and their investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. In addition, cybersecurity failures by or breaches of a Fund’s third-party service providers (including, but not limited to, the Fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the Fund, potentially resulting in financial losses, the inability of Fund shareholders to transact business with the Fund and of the fund to process transactions, the inability of the Fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The Funds and their shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the series will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the series’ third-party service providers in the future, particularly as the series cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which a Fund invests, which may cause the Fund’s investments in such issuers to lose value.

Derivatives Regulation. The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and certain other countries are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house rather than a bank or broker. Because the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser or sub-adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. Government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. Such requirements could increase the amount of margin required to be provided by a Fund in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions.  Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty.  In particular, in the European Union, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds because the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees as to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, and when rules imposing mandatory minimum margin requirements on bilateral swaps become effective. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Emerging Markets.  The risk considerations noted herein under “Foreign Securities” may be particularly relevant in the case of investments in developing countries or emerging markets.  Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative.  Countries with “emerging market” economies are those with securities markets that are less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in non-U.S., developed countries.  Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree.  These heightened risks include:  (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) limitations on daily price changes and the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

In addition, emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The risks associated with investments in frontier market countries include all the risks associated with investments in developing and emerging markets; however, these risks are magnified for frontier market countries. As a result, investments in companies in frontier market countries are generally subject to a higher risk of loss than investments in companies in traditional emerging and developing market countries due to less developed securities markets, different settlement procedures, greater price volatility, less developed governments and economies, more government restrictions, and the limited ability of foreign entities to participate in certain privatization programs. Investments in companies operating in frontier market countries are highly speculative in nature.

Foreign Securities.  Investments in foreign (i.e., non-U.S.) securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Fund.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.  There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers.  Certain markets may require payment for securities before delivery.  A Fund may have limited legal recourse against the issuer in the event of a default on a debt instrument.  Delays may be encountered in settling securities transactions in certain foreign markets and a Fund will incur costs in converting foreign currencies into U.S. dollars.  Bank custody charges are generally higher for foreign securities and the Funds that invest primarily in foreign securities are particularly susceptible to such risks.  Investments in ADRs generally involve the same risks as direct investments in foreign securities, except they do not involve the same direct currency and liquidity risks as direct investments in foreign securities.

The share price of a Fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated.  A Fund’s foreign investments may cause changes in a Fund’s share price that have a low correlation with movement in the U.S. markets.  Because most of the foreign securities in which a Fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of a Fund, depending on the extent of the Fund’s foreign investments.

A Fund may employ certain strategies in order to manage currency exchange rate risks.  For example, a Fund may hedge some or all of its investments denominated in or exposed to a foreign currency against a decline in the value of that currency.  A Fund may enter into contracts to sell that foreign currency for U.S. dollars or by participating in options or futures contracts with respect to such currency (position hedge).  A Fund could also hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars (proxy hedge).  A Fund may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies (cross hedge).  A Fund may also enter into a forward contract to sell a currency in which portfolio securities are denominated in exchange for a second currency in order to manage its currency exposure to selected countries.  In addition, when a Fund anticipates purchasing securities denominated in or exposed to a particular currency, the Fund may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency (anticipatory hedge).

These strategies seek to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security.  In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may impact adversely a Fund’s performance depending on the sub-adviser’s ability to correctly predict future exchange rates.  If the sub-adviser employs such strategies based on an incorrect prediction of future exchange rates, the Fund’s return may be lower than if such strategies had not been employed at all.

High-Yield Foreign Sovereign Debt Securities.  Investing in fixed and floating rate high-yield foreign sovereign debt securities will expose the Fund investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. (See “Foreign Securities”)  The ability and willingness of sovereign obligors in developing and emerging market countries or the foreign governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment.  Many of these countries are also characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy toward the International Monetary Fund, the World Bank and other international agencies.

Liquidity Risk.  Liquidity risks exist when particular investments cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued.  A Fund’s investment in a particular security may reduce the returns of the Fund because it may be unable to sell that security at an advantageous time or price.  Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions.  Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.  Further, price movements of securities during the rebalance period could also negatively affect performance.

Litigation.  At any time, litigation may be instituted on a variety of grounds with respect to the issuer of a common stock held in a Fund’s portfolio.  Further, the Funds may be subject to litigation, and depending upon the nature of the litigation, the Funds may incur costs associated with the defense and/or settlement of any litigation.

Recent Market Events.  Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally, particularly in Europe.  While entire markets have been affected, issuers that have exposure to the real estate, mortgage and credit markets have been particularly vulnerable.  These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments.

The instability in the financial markets since 2008 has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or affect issuers of such instruments, in ways that are unforeseeable.  Recent laws and regulations contain provisions limiting the way banks and their holding companies are able to pay dividends, purchase their own common stock and compensate officers. The Dodd-Frank Act establishes a Financial Services Oversight Council to facilitate information sharing and identify systemic risks. Additionally, the Dodd-Frank Act allows the Federal Deposit Insurance Corporation to “take over” a failing bank in situations when the overall stability of the financial system could be at risk. These regulatory changes could cause business disruptions or result in significant loss of revenue, and there can be no assurance as to the actual impact that these laws and their regulations will have on the financial markets.  Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their regulatory agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

Following the financial crisis that began in 2007, the Federal Reserve attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate low. More recently, the Federal Reserve has terminated certain of its market support activities and began raising interest rates. The withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. Additionally, with continued economic recovery and the cessation of certain market support activities, the Funds may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. These policy changes may reduce liquidity for certain of the Funds’ investments, causing the value of the Funds’ investments and share price to decline. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.

Continuing uncertainty as to the status of the Euro and the European Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. In June 2016, the United Kingdom approved a referendum to leave the European Union (“EU”).

On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the EU. As a result, the United Kingdom will remain a member state, subject to European law, with privileges to provide services under the single market directives for at least two years from that date. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the EU may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the EU. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

As a result of political and military actions undertaken by Russia, the U.S. and the EU have instituted sanctions against certain Russian officials and companies. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia.

In addition, policy and legislative changes in the U.S. and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Risk of Armed Conflict and War.  There are a typically a number of conflicts and wars occurring across the globe with each having a profound impact on the socio-economic structure of its country participants, including local companies and individuals.  While armed conflicts and war may be typically thought of as emerging market endeavors, the threat of global war or the participation of advanced economies in minor and/or global wars can have an impact on developed economies.  Armed conflict and war, in all of its manifestations, can produce economic loss and expose the Funds to a number of risks, including, but not limited to company risk, currency risk, and foreign securities risk (please see the “Glossary of Risks” in the Prospectus for additional information).

Fund Mergers, Sub-Adviser Changes, and Transition Managers. When there is a change in sub-advisers, a merger of a Fund, and/or a re-balance of investments in the “Underlying Funds” of a “Fund of Fund”, the Adviser and sub-advisers may use the services of a “transition manager” to facilitate the purchase or sale of a Fund’s portfolio holdings.  A transition manager is used to help reduce the transaction costs associated with the purchase and sale of a Fund’s portfolio holdings in connection with a transition, merger, and/or re-balance.  A transition manager may use cross-trades among Funds, whereby, one Fund sells portfolio securities to another Fund.  Such cross-trades are conducted pursuant to Rule 17a-7 under the 1940 Act, and the Fund’s Rule 17a-7 Procedures.  The transition manager may also facilitate brokerage transactions for a Fund during the course of a sub-adviser transition or merger of a Fund.  Transitions, mergers, and re-balances may result in substantial inflows and outflows of monies in the Funds.  During transitions, mergers, and/or re-balances, the Funds may invest in futures, forwards, and other derivatives instruments to provide market exposure to the Funds’ cash positions.  During transitions, a Fund may also invest in ETFs, cash, money market instruments, and other short-term investment instruments.  Before and after a transition, merger, and/or re-balance, a Fund may not fully comply with its investment restrictions. Fund of Fund allocation changes, as well as, changes in sub-advisers and investment personnel, re-balances, and reorganizations of Funds may result in the purchase and sale of the Funds’ portfolio securities, which can increase trading costs and portfolio turnover.  Furthermore, Fund of Funds may allocate outside of the current investment strategy in advance of the transition, merger, and/or re-balance to minimize the impact of outflows on the Underlying Funds. Allocating outside the current investment strategy may cause the Fund of Funds to exceed investment limitations. Transitions, re-balances, and mergers may also result in higher brokerage commission costs.  There can be no guarantees the Funds will experience improved securities allocations during a transition.  The Funds may receive poor brokerage execution through the use of a transition manager, and the Funds could lose money.

Money Market Fund Investments

The JNL Government Money Market Fund (“Money Market Fund”) will comply with Rule 2a-7 (“Rule”) under the 1940 Act, as amended, including the diversification, quality, and maturity limitations imposed by the Rule.  The Rule is applicable to any registered investment company, such as the Money Market Fund, which holds itself out as a “money market” fund and which seeks to maintain a stable net asset value per share by either the “amortized cost” or “penny rounding” methods of determining net asset value.

Pursuant to the Rule, the Money Market Fund’s Board has established procedures that attempt to maintain the NAV at $1.00 per share.  The procedures include monitoring the relationship between amortized cost value per share and value per share based upon available indications of market value for the Money Market Fund’s portfolio securities.  The Money Market Fund’s Board will decide what, if any, steps should be taken if there is a difference of more than .05 of 1% (or $.005) between the two values.  In the event the Money Market Fund’s Board determines that a deviation exists, which may result in material dilution or unfair results to investors or existing shareholders, the Money Market Fund’s Board may take such corrective action as they regard as necessary and appropriate.

It is the policy of the Money Market Fund to seek to maintain a stable net asset value per share of $1.00.  The portfolio investments of the Money Market Fund are valued on the basis of their “amortized cost” in accordance with the Rule.  This involves valuing an investment at its cost initially and, thereafter, assuming a constant rate of amortization to maturity of the investment of any discount or premium, regardless of the impact of fluctuating interest rates on the fair market value of the investment during the period in which it is held by the Money Market Fund prior to its maturity.  While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the investment in the market.  The Rule imposes certain diversification, quality and maturity requirements for money market funds in order to reduce the risk the Money Market Fund’s net asset value per share as determined by the fair market value of the investments held will materially differ from the Money Market Fund’s net asset value per share determined on the basis of amortized cost. However, there can be no assurance the Money Market Fund will be able to maintain a stable net asset value per share of $1.00.

Pursuant to the Rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 60 days or less, a weighted average life of 120 days or less, and may invest only in U.S. dollar-denominated “Eligible Securities” (as that term is defined in the Rule) that have been determined by the sub-adviser, pursuant to procedures approved by the Trustees, to present minimal credit risks.  Generally, an Eligible Security is a security: (i) with a remaining maturity of 397 calendar days or less that the sub-adviser determines presents minimal credit risks to a Fund, which determination must include an analysis of the capacity of the security’s issuer or guarantor (including the provider of a conditional demand feature, when applicable) to meet its financial obligations, and such analysis must include, to the extent appropriate, consideration of specific factors pursuant to procedures, with respect to the security’s issuer or guarantor; (ii) that is issued by a registered investment company that is a money market fund; and (iii) that is a government security.

Under the Rule, the Money Market Fund may not invest more than five percent (5%) of its assets in the securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities.

The Money Market Fund cannot acquire any security, other than a “daily liquid asset” if, immediately after the acquisition, the Fund would have less than ten percent (10%). Daily liquid assets are defined as cash (including demand deposits), direct obligations of the U.S. Government, and securities (including repurchase agreements) for which the Money Market Fund has a legal right to receive cash in one business day of its total assets invested in daily liquid assets.  The Money Market Fund cannot acquire any security, other than a “weekly liquid asset” if, immediately after the acquisition, the Money Market Fund would have less than thirty percent (30%) of its total assets invested in weekly liquid assets.  Weekly liquid assets are defined as daily liquid assets (except the Money Market Fund has the right to receive the cash within five business days) and agency discount notes with remaining maturities of 60 days or less.

FUNDAMENTAL AND OPERATING POLICIES APPLICABLE TO ALL FUNDS

Fundamental Policies Applicable to All Funds.  A Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval.  Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a Fund if a matter affects just the Fund); or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the affected Fund) are present or represented by proxy.  Unless otherwise indicated, all restrictions apply at the time of investment.

With respect to the submission of a change in an investment policy to the holders of outstanding voting interests of a particular Fund, such matter shall be deemed to have been effectively acted upon with respect to such Fund if a majority of the outstanding voting interests of such Fund vote for the approval of such matter, notwithstanding that: (i) such matter has not been approved by the holders of a majority of the outstanding voting interests of any other Funds affected by such matter, and (ii) such matter has not been approved by the vote of a majority of the outstanding voting Fund interests.

(1)	The Money Market Fund may not invest more than 25% of the value of its respective assets in any particular industry (other than U.S. Government securities).

(2)
A Fund may not invest directly in real estate or interests in real estate (excluding Real Estate Investment Trusts or any listed properties trust); however, a Fund may own debt or equity securities issued by companies engaged in those businesses.

(3)	A Fund may not purchase or sell commodities.

(4)
A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of portfolio securities of such Fund.

(5)
No Fund may lend any security or make any other loan if, as a result, more than 33 1/3% of a Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

(6)
A Fund may not issue senior securities except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% (33 1/3% for JNL/PPM America Low Duration Bond Fund) of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).  If borrowings exceed 25% of the value of a Fund’s (not applicable to JNL/PPM America Low Duration Bond Fund) total assets by reason of a decline in net assets, a Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation.  This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, and forward contracts, or the segregation of assets in connection with such contracts, or dollar rolls where segregated.

(7)
A Fund will not borrow money, except for temporary or emergency purposes, from banks.  The aggregate amount borrowed shall not exceed 25% (except JNL/PPM America Low Duration Bond Fund may borrow up to 33 1/3% of its total assets) of the value of a Fund’s assets.  In the case of any borrowing, a Fund may pledge, mortgage or hypothecate up to 15% of its assets.

(8)
No Fund will invest more than 25% of the value of their respective assets in any particular industry (other than U.S. Government securities).  The term “industry” is broad and may reasonably be interpreted to be classified differently among the sub-advisers.  It is important to note that industry classification may be very narrow. For example, on its face, the telecommunications industry could be considered one (1) industry, however, the telecommunications industry is actually comprised of several services, such as, cellular, long-distance, paging and messaging, satellite or data, and the Internet.  Each of the foregoing services may be considered a separate industry.  Industries continue to expand over time, and certain issuers may be considered part of a specific industry at the time of investment, and due to changes in the marketplace or issuer business fundamentals, move to a different industry over the course of the investment time horizon.

(9)	Each Fund is a “diversified” company as that term is defined under the 1940 Act.

Operating Policies. The Funds also have adopted non-fundamental investment restrictions.  These restrictions are operating policies of each Fund and may be changed by the Trustees without shareholder approval.  The additional investment restrictions adopted by the Trustees to date include the following:

JNL Government Money Market Fund:

(a)	The Fund may not invest more than 5% of its assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements on such securities).

Non-Fundamental Investment Restrictions.  Certain of the Funds have investment strategies that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this SAI or in the Prospectus). These investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. It is possible that such unusual or adverse conditions may continue for extended periods of time.  See “Temporary defensive positions and large cash positions risk” in the Prospectus.

Rule 35d-1.  Certain of the Funds, as noted immediately above or in the Prospectus, have adopted non-fundamental operating policies that require at least 80% (or, in the case of certain Funds, an amount greater than 80%) of the Fund’s assets (net assets plus the amount of any borrowings made for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

These 80% or greater requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval.  Nevertheless, the Board of Trustees has adopted a policy requiring not less than sixty (60) days written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to Rule 35d-1.  This includes Funds of the Trust the names of which include terms that suggest a focus on a particular type of investment.

Non-Fundamental Investment Restrictions.  Unless otherwise indicated, all limitations applicable to a Fund’s investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of a Fund’s assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment until the sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the sub-adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

TRUSTEES AND OFFICERS OF THE TRUST

The officers of the Trust manage its day-to-day operations and are responsible to the Trust’s Board of Trustees.  The Trustees set broad policies for each Fund and choose the Trust’s officers. All of the Trustees also serve as Trustees and Managers for the other investment companies in the Fund Complex (as defined below).  The Officers also serve as Officers for the other investment companies in the Fund Complex (as defined below).

The following is a list of the Trustees and officers of the Trust, a statement of their present positions and principal occupations during the past five years.  The following also lists the number of portfolios overseen by the Trustees and other directorships of public companies or other registered investment companies held by the Trustees.

For purposes of this section, the term “Fund Complex” includes each of the following investment companies:  JNL® Series Trust (120 portfolios), JNL Investors Series Trust (2 portfolios), Jackson Variable Series Trust (28 portfolios), JNL Variable Fund LLC (11 portfolios), and JNL Strategic Income Fund LLC (1 portfolio) (as used in this section, the term Funds refers to all of the portfolios offered by the Fund Complex).  All of the Trustees and officers are also Trustees and officers of other funds in the Fund Complex.

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee
Mark D. Nerud (51) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present) President and Chief Executive Officer (12/2006 to present)	162
Principal Occupation(s) During Past 5 Years:
Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of other investment companies advised by JNAM (8/2014 to present, 8/2012 to present, and 12/2006 to present); Principal Executive Officer of an investment company advised by PPM America, Inc. (11/2017 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015)

Other Directorships Held by Trustee During Past 5 Years: None
Independent Trustees
Eric Anyah (50) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	162
Principal Occupation(s) During Past 5 Years:
Chief Financial Officer, The Museum of Fine Arts, Houston (10/2013 to present); Executive Vice President and Chief Financial Officer, The Art Institute of Chicago (11/2008 to 9/2013)

Other Directorships Held by Trustee During Past 5 Years: None
Michael Bouchard (62) 1 Corporate Way Lansing, MI 48951	Trustee [2] (8/2000 to present)	162
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Ellen Carnahan (62) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	162
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present); Board Member of various corporate boards (see below)
Other Directorships Held by Trustee During Past 5 Years:
Director, Paylocity (11/2016 to present); Director and Audit Committee Member, ENOVA International Inc. (5/2015 to present); Director (5/2003 to 6/2015), Governance Committee Member (5/2003 to 5/2013), Governance Committee Chair (5/2010 to 5/2013), Finance Committee Member (5/2003 to 5/2013), Audit Committee Member (5/2003 to 6/2015), Environmental Committee Member (5/2013 to 6/2015), Integrys Energy Group

William J. Crowley, Jr. (72) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (1/2014 to present) Trustee [2] (1/2007 to present)	162
Principal Occupation(s) During Past 5 Years: Board Member of a corporate board (see below)
Other Directorships Held by Trustee During Past 5 Years:
Director (7/2009 to 7/2016), Audit Committee Member (7/2009 to 9/2013), Audit Committee Chair (5/2012 to 9/2013), Massey Litigation Advisory Committee Chair (9/2013 to 7/2016), Safety, Health, Environmental and Sustainability Committee Member (5/2012 to 7/2016), Capital Markets Committee Member (5/2010 to 7/2016), Alpha Natural Resources

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Michelle Engler (60) 1 Corporate Way Lansing, MI 48951	Trustee [2] (8/2000 to present)	162
Principal Occupation(s) During Past 5 Years: Partner, Engler LLC (consulting firm) (2013 to present); Attorney (1983 to present)
Other Directorships Held by Trustee During Past 5 Years: None
John Gillespie (65) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	162
Principal Occupation(s) During Past 5 Years:
Chief Financial Advisor, Yosi, Inc. (healthcare services software company) (1/2017 to present); Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present)

Other Directorships Held by Trustee During Past 5 Years: None
William R. Rybak (67) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present)	162
Principal Occupation(s) During Past 5 Years: Retired private investor (5/2000 to present); Board Member of various corporate boards (see below)
Other Directorships Held by Trustee During Past 5 Years:
Director (2/2010 to present), Board Chair (2/2016 to present), Audit Committee Chair (2012 to present), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present) and Governance Committee Chair (2004 to present), each of the Calamos Mutual Funds and Closed-End Funds; Director (12/2003 to 6/2017), Audit Committee Chair (5/2013 to 6/2017), Business Risk Committee Chair (5/2009 to 5/2013), PrivateBancorp Inc.

Mark S. Wehrle (61) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	162
Principal Occupation(s) During Past 5 Years: Real Estate Broker, Broker’s Guild (4/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (1/2011 to 6/2014)
Other Directorships Held by Trustee During Past 5 Years: Trustee, Delta Dental of Colorado (1/2012 to present); Trustee, Curian Series Trust (7/2013 to 2/2016)
Edward Wood (62) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	162
Principal Occupation(s) During Past 5 Years: Chief Operating Officer, McDonnell Investment Management, LLC (8/2010 to 4/2015)
Other Directorships Held by Trustee During Past 5 Years: None
Patricia A. Woodworth (63) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present)	162
Principal Occupation(S) During Past 5 Years: Vice President, Chief Financial Officer, and Chief Operating Officer, The J. Paul Getty Trust (philanthropic organization) (12/2007 to present)
Other Directorships Held by Trustee During Past 5 Years: None
[1] Mr. Nerud is an “interested person” of the Trust due to his position with JNAM, the Adviser.
[2] The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.
[3] The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (34) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2016 to present)
Principal Occupation(s) During Past 5 Years:
Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Attorney of JNAM (11/2011 to 10/2013); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present and 5/2012 to present); Vice President and Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Assistant Secretary of Curian Series Trust (5/2012 to 2/2016)

Kelly L. Crosser (45) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)
Principal Occupation(s) During Past 5 Years:
Manager of Legal Regulatory Filings and Print, JNAM (1/2018 to present); Manager of Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to 12/2017); Senior Compliance Analyst of Jackson (4/2007 to 12/2013); Assistant Secretary of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 9/2007 to present); Assistant Secretary of Curian Series Trust (11/2010 to 2/2016)

Steven J. Fredricks (47) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/2005 to present) Anti-Money Laundering Officer (12/2015 to present)
Principal Occupation(s) During Past 5 Years:
Senior Vice President of JNAM (2/2013 to present); Chief Compliance Officer of JNAM (1/2005 to present); Chief Compliance Officer of other investment companies advised by JNAM (1/2018 to present, 8/2012 to present, and 1/2005 to present); Anti-Money Laundering Officer of other investment companies advised by JNAM (1/2018 to present and 12/2015 to present)

William P. Harding (43) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)
Principal Occupation(s) During Past 5 Years:
Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of JNAM (10/2012 to 6/2014); Vice President of other investment companies advised by JNAM (5/2014 to present and 11/2012 to present); Vice President of Curian Capital, LLC (2/2013 to 4/2015); Vice President of Curian Series Trust (5/2014 to 2/2016)

Karen J. Huizenga (53) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (12/2008 to present)
Principal Occupation(s) During Past 5 Years:
Vice President – Financial Reporting of JNAM (7/2011 to present); Assistant Treasurer of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 12/2008 to present); Assistant Treasurer of an investment company advised by PPM America, Inc. (11/2017 to present); Assistant Treasurer of Curian Series Trust (11/2010 to 2/2016)

Daniel W. Koors (47) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present) Treasurer and Chief Financial Officer (9/2016 to present)
Principal Occupation(s) During Past 5 Years:
Senior Vice President of JNAM (1/2009 to present); Chief Operating Officer of JNAM (4/2011 to present); Vice President of other investment companies advised by JNAM (1/2018 to present, 8/2012 to present, and 12/2006 to present); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to present and 10/2011 to present); Principal Financial Officer, Treasurer, and Vice President of an investment company advised by PPM America, Inc. (11/2017 to present); Treasurer and Chief Financial Officer of Curian Series Trust (11/2010 to 2/2016)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Kristen K. Leeman (42) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2012 to present)
Principal Occupation(s) During Past 5 Years:
Regulatory Analyst of JNAM (1/2018 to present); Regulatory Analyst of Jackson (2/2014 to 12/2017); Senior Paralegal of Jackson (3/2006 to 2/2014); Assistant Secretary of other investment companies advised by JNAM (1/2018 to present, 8/2012 to present, and 6/2012 to present)

Adam C. Lueck (35) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2018 to present)
Principal Occupation(s) During Past 5 Years:
Attorney of JNAM (10/2015 to present); Assistant Secretary of other investment companies advised by JNAM (12/2015 to present and 3/2018 to present); Assistant Secretary of Curian Series Trust (12/2015 to 2/2016); Supervising Attorney, Johnson, Blumberg & Associates, LLC (“JBA”) (10/2013 to 10/2015); Attorney, JBA (7/2011 to 10/2013)

Mia K. Nelson (35) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (8/2017 to present)
Principal Occupation(s) During Past 5 Years:
Assistant Vice President – Tax of JNAM (3/2017 to present); Director – Tax of JNAM (3/2015 to 3/2017); Manager – Tax of JNAM (5/2013 to 3/2015); Assistant Vice President of other investment companies advised by JNAM (9/2017 to present and 8/2017 to present); Manager – Tax, Calamos Investments (2/2012 to 5/2013)

Joseph B. O’Boyle (55) 1 Corporate Way Lansing, MI 48951	Vice President (1/2018 to present)
Principal Occupation(s) During Past 5 Years:
Vice President of JNAM (8/2015 to present); Vice President of other investment companies advised by JNAM (1/2018 to present); Chief Compliance Officer and Anti-Money Laundering Officer of an investment company advised by PPM America, Inc. (2/2018 to present); Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of another investment company advised by JNAM (5/2012 to 1/2018); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016)

Susan S. Rhee (46) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer, and Secretary (2/2004 to present)
Principal Occupation(s) During Past 5 Years:
Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 2/2004 to present); Vice President and Assistant Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Vice President, Chief Legal Officer, and Secretary of Curian Series Trust (11/2010 to 2/2016)

Board Of Trustees Leadership Structure

The Board is responsible for oversight of the Trust, including risk oversight and oversight of Trust management.  The Board consists of ten Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) and one interested Trustee.  The Independent Trustees have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the interested Trustee and management.

The Chairperson of the Board is an Independent Trustee.  The Chairperson presides at all meetings of the Board at which the Chairperson is present.  The Chairperson exercises such powers as are assigned to him or her by the Trust’s organizational and operating documents and by the Board of Trustees, which may include acting as a liaison with service providers, attorneys, the Trust’s officers including the Chief Compliance Officer and other Trustees between meetings.

The Board has established a committee structure to assist in overseeing the Trust. The Board has an Audit Committee, a Governance Committee, and three Investment Committees.  Each committee is comprised exclusively of Independent Trustees, with the exception of one of the Investment Committees, which has the Interested Trustee as a member, and each is chaired by one or more different Independent Trustees.  The independent chairperson(s) of each committee, among other things, facilitates communication among the Independent Trustees, Trust management, service providers, and the full Board. The Trust has determined that the Board’s leadership structure is appropriate given the specific characteristics and circumstances of the Trust including, without limitation, the number of funds that comprise the Trust, the net assets of the Trust and the Trust’s business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner.

Risk Oversight

Consistent with its general oversight responsibilities, the Board oversees risk management of each Fund.  The Board administers its risk oversight function in a number of ways, both at the Board level and through its Committee structure, as deemed necessary and appropriate at the time in light of the specific characteristics or circumstances of the Funds.  As part of its oversight of risks, the Board or its Committees receive and consider reports from a number of parties, such as the Adviser, the Sub-Advisers, portfolio managers, the Trust’s independent auditors, the Trust’s officers including the Chief Compliance Officer, Jackson executives and outside counsel.  The Board also adopts and periodically reviews policies and procedures intended to address risks and monitors efforts to assess the effectiveness of the implementation of the policies and procedures in addressing risks.  It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed.  Further, certain risks may arise that were unforeseen.

Committees of the Board of Trustees

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies.  The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Trust’s independent registered public accounting firm, and for the approval of the auditor’s fee.  The Audit Committee also reviews the Trust’s internal controls regarding finance, accounting, legal compliance and the Trust’s auditing, accounting and financial processes generally.  The Audit Committee also serves as the Trust’s “Qualified Legal Compliance Committee”, for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the SEC.  As of January 1, 2018, Ms. Engler and Messrs. Anyah, Crowley, Rybak, and Wehrle are members of the Audit Committee.  Mr. Rybak serves as Chair of the Audit Committee.  Mr. Crowley is an ex officio member of the Audit Committee. The Audit Committee had four meetings in the last fiscal year.

The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees.  The Governance Committee will accept shareholder trustee nominations. Any such nominations should be sent to the Trust’s Governance Committee, c/o Chair of the Governance Committee, Mr. Michael Bouchard, P.O. Box 30902, Lansing, Michigan 48909-8402.  As of January 1, 2018, Messrs. Bouchard, Crowley, Gillespie, Wood and Mses. Carnahan and Woodworth are members of the Governance Committee.  Mr. Bouchard serves as Chair of the Governance Committee.  Mr. Crowley is an ex officio member of the Governance Committee.  The Governance Committee had three meetings in the last fiscal year.

The Investment Committees review the performance of the Funds.  Each Investment Committee meets at least four times per year and reports the results of its review to the full Board at each regularly scheduled Board meeting.  Each Independent Trustee sits on one of the three Committees.  Mses. Carnahan and Woodworth and Messrs. Crowley and Wehrle are members of Investment Committee A.  Ms. Carnahan serves as Chair of Investment Committee A.  Messrs. Bouchard, Nerud and Wood and Ms. Engler are members of Investment Committee B.  Mr. Wood serves as Chair of Investment Committee B.  Messrs. Anyah, Gillespie, and Rybak are members of Investment Committee C.  Mr. Gillespie serves as Chair of Investment Committee C. The Investment Committees had six meetings in the last fiscal year.

Certain Positions of Independent Trustees and their Family Members

As of December 31, 2017 , none of the Independent Trustees, nor any member of an Independent Trustee’s immediate family, held any position (other than the Independent Trustee’s position as such with the Trust) including as officer, employee, director or general partner during the two most recently completed calendar years with: (i) any Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

Ownership of Trustees of Shares in the Funds of the Trust

As of December 31, 2017 , the Trustees beneficially owned the following interests in shares of the Funds:

Manager	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Manager in the Family of Investment Companies
Mark D. Nerud [1]	None	Over $100,000
Eric O. Anyah [5]	None	None
Michael Bouchard [3]	None	$50,001 to $100,000
Ellen Carnahan [3]	None	Over $100,000
William J. Crowley, Jr. [3]	None	Over $100,000
Michelle Engler [2]	None	Over $100,000
John Gillespie [3]	None	Over $100,000
Richard McLellan [2,4]	None	Over $100,000
William R. Rybak [2]	None	Over $100,000
Mark S. Wehrle [5]	None	None
Edward Wood [3]	None	Over $100,000
Patricia A. Woodworth [3]	None	Over $100,000
1 Mr. Nerud is the beneficial owner of interests in certain other Funds in the Fund Complex through his respective participation in a retirement plan maintained by Jackson for its officers and employees, which invests in certain other funds in the Fund Complex.  The beneficial interests of Mr. Nerud in shares of the Funds reflected in the foregoing table are held by him through a retirement plan maintained by Jackson for its officers and employees.
2 Messrs. McLellan and Rybak, and Ms. Engler own a Jackson National Life Insurance Company variable annuity under which each of their investments is allocated to the investment divisions that invest in the Fund Complex.
3 These Trustees hold investments through the deferred compensation plan in “clone” retail funds run by sub-advisers on the JNL platform. The investments are not in the Funds themselves.
4  Mr. McLellan retired from service from the Board of the Fund Complex effective December 31, 2017.
5 Messrs. Anyah and Wehrle commenced service on the Board of the Fund Complex effective January 1, 2018.

Ownership by Independent Trustees of Interests in Certain Affiliates of the Trust

As of December 31, 2017 , none of the independent Trustees, nor any member of an independent Trustee’s immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of the Funds, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of the Funds.

Trustee Compensation

The Trustee who is an “interested person” receives no compensation from the Trust.  Effective January 1, 2018, each independent Trustee is paid by the Fund Complex an annual retainer of $215,000, as well as a fee of $15,500 for each in-person meeting of the Board attended.  These fees are allocated to the Funds within the Fund Complex on a pro-rata basis based on net assets. For each telephonic meeting of the Board attended, each independent Trustee is paid a fee of $6,000. The Chairman of the Board of Trustees receives an additional annual retainer of $87,000.  The Chair of the Audit Committee receives an additional annual retainer of $27,000 for his services in that capacity.  The members of the Audit Committee, including the Chair, receive $3,500 for each in-person or telephonic Audit Committee meeting attended.  The Chair of the Governance Committee receives an additional annual retainer of $22,000 for his services in that capacity.  The members of the Governance Committee, including the Chair, receive $3,000 for each in-person or telephonic Governance Committee meeting attended. The Chair of each Investment Committee receives an additional annual retainer of $15,000 for his or her services in that capacity.  The Investment Committee s typically have telephonic meetings three times per year , in addition to their in-person meetings, which take place concurrently with Board meetings . The members of each Investment Committee receive $3,000 per telephonic Investment Committee meeting. If an independent Trustee participates in an in-person Board meeting by telephone, the independent Trustee will receive half of the meeting fee.

The Independent Trustees receive $2,500 per day plus travel expenses when traveling, on behalf of a Fund, out of town on Fund business (which, generally, does not include attending educational sessions or seminars).  However, if a Board or Committee meeting is held out of town, the independent Trustees do not receive the “per diem” fee plus the Board or Committee fee for such out of town meeting, but rather receive the greater of $2,500 or the meeting fee.

The Independent Trustees received the following compensation for their services during the 12 months ended December 31, 2017 :

Trustee	Aggregate Compensation from the Trust [1]	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Eric O. Anyah [10]	$0	$0	$0	$0
Michael Bouchard	$8,820	$0	$0	$304,500 [8]
Ellen Carnahan	$8,748	$0	$0	$302,000 [3]
William J. Crowley, Jr. [2]	$10,283	$0	$0	$355,000 [4]
Michelle Engler	$8,313	$0	$0	$287,000
John Gillespie	$8,603	$0	$0	$297,000 [5]
Richard McLellan [9]	$8,168	$0	$0	$282,000
William R. Rybak	$9,037	$0	$0	$312,000
Mark S. Wehrle [10,11]	$0	$0	$0	$178,000
Edward Wood	$8,748	$0	$0	$302,000 [6]
Patricia Woodworth	$8,168	$0	$0	$282,000 [7]
[1]
The fees paid to the Independent Trustees (except Mr. Wehrle) are paid for combined service on the Boards of the Trust, JNL Series Trust, JNL Variable Fund LLC, and JNL Strategic Income Fund LLC (the “Fund Complex”).  The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.  The total fees paid to all the Independent Trustees (except Mr. Wehrle) is $ 2,723,500 .

[2]	Mr. Crowley an ex officio member of the Governance Committee and Audit Committee. Therefore, he does not receive any compensation as a member of these Committees.
[3]	Amount includes $ 151,000 deferred by M s . Carnahan .
[4]	Amount includes $ 195,200 deferred by Mr. Crowley.
[5]	Amount includes $ 148,500 deferred by Mr. Gillespie.

[6]	Amount includes $ 151,000 deferred by Mr. Wood.
[7]	Amount includes $282,000 deferred by Ms. Woodworth.
[8]	Amount includes $11,738 deferred by Mr. Bouchard.
[9]	Mr. McLellan retired from service from the Board of the Fund Complex effective December 31, 2017.
[10]	Messrs. Anyah and Wehrle commenced service on the Board of the Fund Complex effective January 1, 2018.
[11]
The fees paid to Mr. Wehrle are for his service on the Board of Trustees of Jackson Variable Series Trust.  During the fiscal year ended December 31, 2017, Jackson Variable Series Trust was overseen by a separate Board of Trustees.

Neither the Trust nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Trustees.

Selection of Trustee Nominees

The Board is responsible for considering trustee nominees at such times as it considers electing new Trustees to the Board.  The Governance Committee, on behalf of the Board, leads the Board in its consideration of Trustee candidates.  The Board and Governance Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms that the Board or the Governance Committee may engage from time to time and will also consider shareholder recommendations.  The Board has not established specific, minimum qualifications that it believes must be met by a Trustee nominee.  In evaluating trustee nominees, the Board and Governance Committee consider, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules.  The Board and Governance Committee also consider whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.  There are no differences in the manner in which the Board and Governance Committee evaluate nominees for Trustee based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Governance Committee, Michael Bouchard, P.O. Box 30902, Lansing, Michigan 48909-8402.  At a minimum, the recommendation should include:

•	The name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;

•	A statement concerning whether the person is an “interested person” as defined in the 1940 Act, as amended;

•	Any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	The name and address of the person submitting the recommendation, together with an affirmation of the person’s investment, in the Funds and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Board in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential plc (the ultimate parent company of the Funds’ investment adviser and distributor) would be deemed an “interested person” under the 1940 Act.  In addition, certain other relationships with Prudential plc or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Board decides to nominate an individual as a Trustee, Board members customarily interview the individual in person.  In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a Trustee of a registered investment company.

Additional Information Concerning The Trustees

Below is a discussion, for each Trustee, of the particular experience, qualifications, attributes or skills that led to the conclusion that the Trustee should serve as a Trustee.  The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination.  In reaching their conclusions, the Trustees considered various facts and circumstances and did not identify any factor as controlling, and individual Trustees may have considered additional factors or weighed the same factors differently.

Interested Trustee

Mark D. Nerud. Mr. Nerud is President and CEO of the Adviser and President and CEO of other investment companies advised by the Adviser.  Mr. Nerud also served as Vice President – Fund Accounting & Administration of Jackson for ten years.  Mr. Nerud is the former Chief Financial Officer of the Adviser and of other investment companies advised by the Adviser.  Mr. Nerud has a Bachelor of Arts in Economics from St. Olaf College.

The Board considered Mr. Nerud’s various roles and executive experience with the Adviser, his financial and accounting experience, academic background, and his approximately ten years of experience as Trustee of the Trust.

Independent Trustees

Eric O. Anyah. Mr. Anyah is the Chief Financial Officer of The Museum of Fine Arts, Houston.  Mr. Anyah has a Bachelor’s degree from University of Illinois at Chicago, where he majored in History of Art and Architecture, and a Master of Science in Accounting also from the University of Illinois at Chicago.

The Board considered Mr. Anyah’s executive experience, as well as his accounting and business experience.

Michael Bouchard.  Mr. Bouchard is currently the Sheriff of Oakland County, Michigan.  Mr. Bouchard has a Bachelor ’ s degree from Michigan State University, where he majored in criminal justice and police administration.

The Board considered Mr. Bouchard’s executive experience, academic background, and his approximately sixteen years of experience as Trustee of the Trust.

Ellen Carnahan. Ms. Carnahan is a Principal of Machrie Enterprises LLC. Ms. Carnahan was formerly a Managing Director of William Blair Capital Management LLC. Ms. Carnahan is a board member of several corporate and philanthropic boards. Ms. Carnahan received a Bachelor of Business Administration from the University of Notre Dame and a Master’s of Business Administration from the University of Chicago.

The Board considered Ms. Carnahan’s executive experience, financial experience, academic background, and board experience with other companies and philanthropic organizations, as well as her three years of experience as Trustee of the Trust.

William J. Crowley, Jr.  Mr. Crowley is currently the Chairperson of the Board. Mr. Crowley formerly served as Managing Partner (Baltimore Office) of Arthur Andersen. Mr. Crowley served on various corporate boards from 2003 to 2016. Mr. Crowley has a Bachelor of Arts and a Master’s in Business Administration from Michigan State University.

The Board considered Mr. Crowley’s accounting and financial experience, board experience with other companies, academic background, and his approximately ten years of experience as Trustee of the Trust.

Michelle Engler. Ms. Engler is a practicing attorney.  Ms. Engler is a former director of FHLMC.  Ms. Engler received her Bachelor’s degree in Government at the University of Texas and is a graduate of the University of Texas Law School.

The Board considered Ms. Engler’s executive experience, board experience with a financial company, academic background, legal training and practice, and her approximately sixteen years of experience as Trustee of the Trust, including three years as Chairperson of the Board.

John Gillespie. Mr. Gillespie is the Chief Financial Advisor of Yosi, Inc. and is also a professional business speaker and a writer for Simon & Schuster and the New Yorker magazine. Mr. Gillespie was formerly the Chief Financial Officer and Executive Vice President for the Mentor Network. Mr. Gillespie is a board member of several philanthropic boards. Mr.

Gillespie received a Bachelor of Arts from Harvard College and a Master’s of Business Administration from Harvard Business School.

The Board considered Mr. Gillespie’s executive experience, financial experience, academic background, and board experience with philanthropic organizations, as well as his three years of experience as Trustee of the Trust.

William R. Rybak. Mr. Rybak formerly served as Chief Financial Officer of Van Kampen Investments and is a Board Member of several corporate boards, including another mutual fund company.  Mr. Rybak has a Bachelor of Arts degree in Accounting from Lewis University and a Master’s of Business Administration from the University of Chicago.

The Board considered Mr. Rybak’s board experience with other companies, financial experience, academic background and approximately ten years of experience as Trustee of the Trust.

Mark S. Wehrle.  Mr. Wehrle has over 32 years of general business experience, including specific experience with accounting, auditing, internal controls and financial reporting that he gained as an audit partner with Deloitte & Touche serving financial services entities, including mutual funds.

The Board considered Mr. Wehrle’s accounting, auditing and business experience. It further noted that Mr. Wehrle has been a Trustee of the Jackson Variable Series Trust since July 2013.

Edward Wood. Mr. Wood formerly served as Chief Operating Officer of McDonnell Investment Management, LLC. Mr. Wood also was formerly President and Principal Executive Officer of the Van Kampen family of mutual funds, Chief Administrative Officer of Van Kampen Investments and Chief Operating Officer of Van Kampen Funds, Inc. Mr. Wood received a Bachelor of Science from the Wharton School of the University of Pennsylvania.

The Board considered Mr. Wood’s executive experience, financial and accounting experience and academic background, as well as his three years of experience as Trustee of the Trust.

Patricia A. Woodworth. Ms. Woodworth is Vice President, Chief Financial Officer, and Chief Operating Officer of The J. Paul Getty Trust and was formerly the Executive Vice President for Finance and Administration and the Chief Financial Officer of the Art Institute of Chicago.  Ms. Woodworth has a Bachelor of Arts from the University of Maryland.

The Board considered Ms. Woodworth’s executive experience, financial experience, academic background, and approximately ten years of experience as Trustee of the Trust.

PRINCIPAL HOLDERS OF THE TRUST’S SHARES

As of April 2, 2018 , the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the then outstanding shares of each class of each Fund.

As of April 2, 2018 , the following persons beneficially owned 5% or more of the shares of any class of a Fund.

Fund	Name and Address	Percentage of Shares Owned
JNL/PPM America Low Duration Bond Fund (Class A)
	Jackson National Life - Seed Money 1 Corporate Way Lansing MI 48951	100.00%
JNL/PPM America Low Duration Bond Fund (Class I)
	JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	38.23%

Fund	Name and Address	Percentage of Shares Owned
JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing MI 48951	26.22%
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	14.00%
JNL/S&P Managed Conservative Fund 1 Corporate Way Lansing MI 48951	13.70%
Jackson National Life - Seed Money 1 Corporate Way Lansing MI 48951	7.86%

INVESTMENT ADVISER, SUB-ADVISERS AND OTHER SERVICE PROVIDERS

Investment Adviser

Jackson National Asset Management, LLC (“JNAM” or “Adviser”), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust.  As investment adviser, JNAM provides the Trust with professional investment supervision and management.  The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which is in turn wholly   owned by Prudential plc, a publicly   traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America.

JNAM acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement.

The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees.  It may be terminated at any time without penalty upon sixty (60) days ’ notice by the Board, the Adviser, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment.  Additional Funds may be subject to a different agreement.  The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.  As compensation for its services, the Trust pays the Adviser a fee in respect of each Fund as described in the Prospectus.

For the periods ending below, the fees incurred by each remaining Fund (before any fee waivers) pursuant to the Management Agreement were as follows:

Fund	Fiscal Year Ended December 31, 2017	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2015
JNL Government Money Market Fund [1]	$6,316,534	$6,519,030	$5,446,386
JNL/PPM America Low Duration Bond Fund	$3,492,373	$3,205,075	$2,943,929
1 The Adviser waived $0, $0, and $2,583, for the fiscal year ended December 31, 2017 , the fiscal year ended December 31, 2016 , and the fiscal year ended December 31, 2015 , respectively, and recovered $0, $0, and , $227,015, in fees previously waived for the fiscal year ended December 31, 2017 , the fiscal year ended December 31, 2016 , and the fiscal year ended December 31, 2015 , respectively.

Investment Adviser/Sub-Advisers and Portfolio Managers

In addition to providing the services described above, the Adviser may, subject to the approval of the Trustees of the Trust, select, contract with and compensate the sub-adviser(s) to manage the investment and reinvestment of the assets of each Fund of the Trust.  The Adviser monitors the compliance of the sub-adviser(s) with the investment objectives and related policies of the Fund and reviews the performance of such sub-adviser(s) and reports periodically on such performance to the Trustees of the Trust.

PPM America, Inc.

PPM America, Inc. (“PPM”), which is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, serves as sub-adviser to the JNL/PPM America Low Duration Bond Fund.

PPM, an affiliate of the Adviser, is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Portfolio Manager Compensation Structure

PPM considers compensation critical to the retention of high quality investment professionals. PPM’s policy is to reward professional staff according to competitive industry scales, quality of work product and performance.  This is accomplished through three primary compensation elements:  Fixed base salary, subject to annual merit increases, discretionary bonus, and PPM’s long-term incentive program (“LTIP”).  Base salary and discretionary bonus targets are evaluated for each professional annually based on tenure, individual performance, and market factors during that time period.  Annual discretionary bonus paid to investment professionals is based primarily on the results they achieve for the accounts relevant to their efforts.  While investment results are a primary consideration, it is not the sole criteria upon which a bonus is rewarded.  Other considerations include firm-wide performance results in order to encourage cross-team collaboration. With respect to the most tenured senior portfolio managers on the PPM Equity Team, a small portion of annual bonus is deferred for a three-year period.  The deferred portion is forfeited if the portfolio manager leaves for other investment related employment before the end of the deferral period.  The PPM LTIP program is based on the overall achievement of PPM and its other U.S. affiliates’ business plan over a three-year period and has a three-year cliff vesting schedule.  Payments under the plan are made in Prudential plc ADRs. The mix of base, discretionary bonus, and LTIP varies by level, with more senior employees having a greater percentage of their pay at risk through discretionary bonus and LTIP .

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2017 :

JNL/PPM America Low Duration Bond Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts*
Anthony Balestrieri	9	21	14	0	0	7
	$7,272,386,000	$15,552,512,000	$9,154,739,000	$0	$0	$18,898,677,000
David Frizzie	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
* Shared responsibility in the management of the indicated accounts.

Conflicts of Interest

PPM is not aware of any material conflicts of interest that may arise in connection with its management of the Fund’s investments and the investments of its other accounts.

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. In addition, certain accounts managed by Mr. Balestrieri are managed using the same or similar investment strategies that are used in connection with the JNL/PPM America Low Duration Bond Fund. Accordingly, portfolio holdings, relative position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. However, securities selected for similarly managed funds or accounts other than one of the Funds may outperform the securities selected for the respective PPM Funds.  Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, and allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as PPM may have an incentive to allocate securities that are expected to increase in value to preferred accounts, including those of clients affiliated with PPM.  Also, each Fund, as a registered investment company, is subject to different regulations than certain of the accounts managed by PPM, and, consequently, there may be differences in the allowable investments and investment techniques between accounts of client managed by PPM.  In addition, certain accounts are subject to performance based fees which may give rise to a potential conflict that a portfolio manager may favor such accounts.  Further, the majority of accounts managed by PPM represent assets of, or accounts sponsored by, its affiliates. Conflicts may also arise in cases where client and/or affiliate client accounts are invested in different parts of an issuer’s capital structure.  PPM seeks to manage such potential conflicts by through the adoption of a variety of policies and procedures, including procedures intended to provide a fair allocation of buy and sell opportunities among the Funds and other accounts.

Also, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest, including conflicts of interest related to the knowledge and timing and potential market impact of trades placed on behalf of clients, as well as current or potential investment opportunities under consideration. While the Fund and PPM have adopted a variety of procedures, including a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

As noted above, PPM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Security Ownership of Portfolio Managers for the JNL/PPM America Low Duration Bond Fund as of December 31, 2017

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
David Frizzie	X
Anthony Balestrieri	X

Wellington Management Company LLP

Wellington Management Company LLP (“Wellington Management”), is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management serves as sub-adviser to the JNL Government Money Market Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions.  Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years.  Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.  As of December 31, 2017 , Wellington Management had investment management authority with respect to approximately $ 1,080 billion in assets.

Sub-Advisory Fees

As compensation for their services, the sub-advisers receive fees from the Adviser computed separately for the Fund.  The fee for each Fund is stated as an annual percentage of the net assets of the Fund, and is calculated based on the average net assets of the Fund.

The following is the management fee the Adviser currently is obligated to pay the sub-adviser out of the advisory fees it receives from the Fund as described elsewhere in this SAI and the Prospectus:

Fund	Assets	Fees
JNL Government Money Market Fund	$0 to $1 billion $1 billion to $4 billion Over $4 billion	0.04%[1] 0.025%[1] 0.020%[1]
JNL/PPM America Low Duration Bond Fund	$0 to $500 million Assets over $500 million	0.10% 0.08%
1 The assets of the JNL/WMC Government Money Market Fund of the JNL Series Trust and the assets of the JNL Government Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.

The sub-advisory fees payable by the Adviser to the sub-advisers may be revised as agreed to by the parties from time to time and approved by the Board of Trustees.

Subject to the supervision of the Adviser and the Trustees pursuant to investment sub-advisory agreements entered into between the Adviser and the sub-advisers, the sub-advisers invest and reinvest the Fund’s assets consistent with each Fund’s respective investment objectives and policies.  The investment sub-advisory agreements continue in effect for the Funds from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Funds and by the shareholders of the affected Funds or the Board of Trustees.  The sub-advisory agreements may be terminated at any time upon 60 days ’ notice by either party and will terminate automatically upon assignment or upon the termination of the investment management agreement between the Adviser and the Funds.  Additional Funds may be subject to a different agreement. Sub-Advisers are responsible for compliance with or have agreed to use their best efforts to manage each respective Fund to comply with the provisions of Section 851 of the Code, applicable to the Fund.

Administrative Fee. The JNL/PPM America Low Duration Bond Fund pays to JNAM (“Administrator”) an Administrative Fee as set forth below of the average daily net assets of each Fund. The Administrator does not receive a fee related to the performance of its services for the JNL Government Money Market Fund. The Administrator provides all necessary administrative functions and services for the operation of the Trust and the separate Funds.  In addition, the Administrator provides fund accounting and administration services for each Fund.  Each Fund is responsible for interest and taxes, overdraft expenses, trading expenses including brokerage commissions, a portion of the Chief Compliance Officer costs, directors and officers insurance, expenses related to the Funds’ Chief Compliance Officer, the fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees, registration/regulatory expenses, and other operating expenses.

Funds	Assets	Administrative Fee
JNL Government Money Market Fund	All Assets	N/A
JNL/PPM America Low Duration Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%

The fees paid by each Fund to the Administrator for the fiscal years ended December 31, 2017, December 31, 2016, and December 31, 2015, are outlined below:

Funds	December 31, 2017	December 31, 2016	December 31, 2015
JNL Government Money Market Fund	N/A	N/A	N/A
JNL/PPM America Low Duration Bond Fund	$861,467	$738,756	$673,474

Custodian.  The custodian has custody of all securities and cash of the Trust and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, acts as custodian for JNL Government Money Market Fund.  JPMorgan Chase Bank, N.A. is an indirect subsidiary of JPMorgan Chase & Co.

State Street Bank & Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, acts as custodian for the JNL/PPM America Low Duration Bond Fund.

Transfer Agent.  JNAM provides transfer agent and dividend-paying services to the Funds. In providing these services, JNAM assists in the preparation of Fund regulatory reports and reports to the management of the Trust, processes purchase orders and redemption requests, furnishes confirmations and disburses redemption proceeds, acts as income disbursing agent, provides periodic statements of account to shareholders, and prepares and files tax returns, among other things.  JNAM is compensated for these services through its advisory fee.

Independent Registered Public Accounting Firm.  The Trustees have appointed KPMG LLP as the Trust’s independent registered public accounting firm.  KPMG LLP, 200 E. Randolph Street, Chicago, Illinois 60601, will audit and report on the Trust’s annual financial statements and will perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

Fund Transactions and Brokerage.  Pursuant to the Sub-Advisory Agreements, the sub-advisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. Except as provided under the Trust’s Directed Brokerage Guidelines, which are described below, the sub-advisers may place portfolio securities orders with broker-dealers selected in their discretion.  The sub-advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Trust (“best execution”), and each sub-adviser has adopted policies and procedures intended to assist it in fulfilling that obligation.  In doing so, a Fund may pay higher commission rates than the lowest available when a sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

The cost of securities transactions for each Fund consist not only of brokerage commissions (for transactions in exchange-traded equities, OTC equities, and certain derivative instruments) and/or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds’ transactions.  Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

Occasionally, securities may be purchased directly from the issuer.  For securities traded primarily in the OTC market, the sub-adviser may deal directly with dealers who make a market in the securities.  Such dealers usually act as principals for their own account.  Securities may also be purchased from various market centers.

In selecting broker-dealers through which to effect transactions, each sub-adviser gives consideration to a number of factors described in its policy and procedures. The sub-advisers’ policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission (if any), the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution.  The sub-adviser’s selection of a broker-dealer based on one or more of these factors, either in terms of a particular transaction or the sub-adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Under the terms of the Sub-Advisory Agreements, and subject to best execution, the sub-advisers also expressly are permitted to consider the value and quality of any “brokerage and research services” (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, or statistical, quotation, or valuation services provided to the sub-adviser by the broker-dealer.  In placing a purchase or sale order, a sub-adviser may use a broker-dealer whose commission for effecting the transaction is higher than that another broker-dealer might have charged for the same transaction, if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the sub-adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser.  Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy.  A sub-adviser may use research services provided by broker-dealers through which the sub-adviser effects Fund transactions in serving any or all of its accounts, and not all such services may be used by the sub-adviser in connection with the sub-advisers’ services to the Trust.

Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a sub-adviser in addition to selling the securities to the Fund or other advisory clients of the sub-adviser.

During the fiscal year ended December 31, 2017 , none of the Funds directed portfolio securities transactions to broker-dealers which provided research services to the Funds’ Sub-Advisers.

Pursuant to the Trust’s Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct JNAM, in its capacity as the Trust’s investment adviser, and each of the sub-advisers retained by JNAM (and approved by the Trust) to manage certain of the Funds, acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and sub-advisers, may not take into account the broker-dealers’ promotion or sale of Fund shares.  The Trust, JNAM, the sub-advisers and Jackson National Life Distributors LLC, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust’s portfolio transactions effected through any other broker-dealer.

From time to time the Board of Trustees will review whether the sub-adviser’s recapture for the benefit of the Funds of some portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable.  The

Board of Trustees intend to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

Portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser or a sub-adviser, if, in the sub-adviser’s judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions.  All transactions with affiliated broker-dealers must comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Trustees on a regular basis.

Subject to compliance with Rule 10f-3 under the 1940 Act, sub-advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member.  All such transactions are reported to and reviewed by the Trustees on a regular basis.

Subject to compliance with Rule 17a-7 under the 1940 Act, sub-advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the sub-adviser.  All such transactions are reported to and reviewed by the Trustees on a regular basis.

There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a sub-adviser, or an affiliated company.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when the Adviser or the sub-adviser believes that to do so is in the interest of a Fund and the other accounts participating.  When such concurrent authorizations occur , the executions will be allocated in an equitable manner.

During the past three fiscal periods, the Funds paid the following amounts in brokerage commissions for portfolio transactions:

Fund	Fiscal Year Ended December 31, 2017	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2015
JNL Government Money Market Fund	$0	$0	$0
JNL/PPM America Low Duration Bond Fund [1]	$14,525	22,894	$16,011
1 This Fund began operations on September 16, 2013.

Differences in the amount of brokerage commissions paid by a Fund during a Fund’s three most recent fiscal years (as disclosed in the table above) could be the result of (i) active trading strategies employed by the Sub-Adviser when responding to changes in market conditions; (ii) management of cash flows into and out of a Fund as a result of shareholder purchases and redemptions; (iii) rebalancing portfolios to reflect the results of the Sub-Adviser’s portfolio management models; (iv) changes in commission rates in the relevant markets; or (v) a material increase in a Fund’s asset size. Changes in the amount of brokerage commissions paid by a Fund do not reflect material changes in the Fund’s investment objective or strategies.

During the past three years, the Funds did not pay any amounts in brokerage commissions to affiliated broker-dealers.

As of December 31, 2017 , the Funds owned securities of the Fund’s regular broker-dealers or a publicly traded parent company of such broker-dealers.

Fund	Broker-Dealer	Value Of Securities Owned (in thousands)
JNL/PPM America Low Duration Bond Fund	Bank of America Corp.	$ 11,835
JNL/PPM America Low Duration Bond Fund	Barclays Capital Inc.	4,014
JNL/PPM America Low Duration Bond Fund	BMO Financial Group	4,043
JNL/PPM America Low Duration Bond Fund	Citigroup Inc.	6,482

JNL/PPM America Low Duration Bond Fund	Goldman Sachs & Co.	16,981
JNL/PPM America Low Duration Bond Fund	HSBC Holdings Plc	2,711
JNL/PPM America Low Duration Bond Fund	J.P. Morgan	17,754
JNL/PPM America Low Duration Bond Fund	Morgan Stanley & Co., Inc.	11,911
JNL/PPM America Low Duration Bond Fund	Wells Fargo Securities, Inc.	4,534

The Distributor.  Jackson National Life Distributors LLC (“Distributor” or “JNLD”), 7601 Technology Way, Denver, Colorado 80237, is the statutory underwriter and facilitates the registration and distribution of shares of the JNL/PPM America Low Duration Bond Fund (“PPM Fund”) on a continuous basis.  The Distributor is not obligated to sell any specific amount of PPM Fund shares.  JNLD is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.  The Distribution Agreement was approved by the Board of Trustees on March 2-3, 2017, and will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the Trustees and (ii) by a majority of the Trustees who are not a party to the Agreement or interested persons of any such party.

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser’s participation.  The fee is up to 0.10% depending on these factors. National Planning Holdings, Inc. participates in the sales of shares of retail mutual funds advised by certain sub-advisers and other unaffiliated entities and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.  In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the “Other Contracts”) issued by Jackson and its subsidiary, Jackson National Life Insurance Company of New York.  Unaffiliated broker-dealers are also compensated at the standard rates of compensation.  The compensation consists of commissions, trail commissions and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson or our affiliates, may be greater or less than the total compensation on similar or other products.  The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Contract over other investment alternatives.  The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.  You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the Contract.

Distribution Plan.  The Board, including all of the Independent Trustees, has approved an Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to the Class A shares of the PPM Fund.  In adopting the Plan, the Board, including all of the Independent Trustees, concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit the PPM Fund and its shareholders. All of the Independent Trustees also unanimously approved that the Plan be submitted to shareholders of Class A shares of the PPM Fund. Under the Plan, the Fund’s Class A shares are charged a shareholder services and distribution fee (“12b-1 fee”) at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares of the PPM Fund.

The Board, including all of the Independent Trustees, also approved an amended and restated distribution agreement between the Trust and JNLD (“Distribution Agreement”).  The Distribution Agreement reflects the provisions of the Plan and provides for the payment of the 12b-1 fee with respect to Class A shares of the PPM Fund.

Under the Plan for the Class A Shares, the shareholder services and distribution fee (“12b-1 fee”) is computed at an annual rate of 0.30% (with the exception of the JNL Government Money Market Fund, which has no distribution fee for Institutional Class shares) of the average daily net assets attributable to the Class A shares of the Fund.  The Fund has a 12b-1 fee calculated and accrued daily and paid to JNLD within forty-five (45) days of the end of each month, or at such other intervals as the Board of Trustees shall determine. To the extent consistent with the Plan and applicable law, JNLD may use the 12b-1 fee to finance certain distribution and related service expenses that are primarily intended to result in the sale of such Class A Shares or compensate broker-dealers, administrators, financial intermediaries or others for providing or assisting in providing distribution and related additional services.

The fee compensates JNLD and its affiliates for providing distribution and other services and paying certain distribution and other service expenses. The activities to be covered under the Plan include, but would are limited to, the following:

•
Developing, preparing, printing, and mailing of PPM Fund sales literature and other promotional material describing and/or relating to the PPM Fund, including materials intended for use by Jackson National Life Insurance Company and its affiliates, or for broker-dealer only use or retail use;

•	Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of Fund shares;

•	Paying compensation to and expenses, including overhead, of employees of JNLD that engage in the distribution of variable insurance products that offer the PPM Fund (“Insurance Contracts”);

•
Paying compensation to broker-dealers or other financial intermediaries that engage in the distribution of Insurance Contracts, including, but not limited to, certain commissions, servicing fees and marketing fees;

•
Providing services, related to the Funds, to Insurance Contract owners; such services will include, but not be limited to, assisting the Funds with proxy solicitations, obtaining information, answering questions, providing explanations to Insurance Contract owners regarding the Funds’ investment objectives and policies and other information about the Funds, including the performance of the Funds, and developing and providing electronic capabilities or information technology platforms to assist in providing any of the foregoing services to Insurance Contract owners;

•	Printing and mailing of Fund prospectuses, statements of additional information, supplements, and annual and semiannual reports for prospective owners of Insurance Contracts;

•	Training sales personnel regarding sales of Insurance Contracts on matters related to the Funds;

•	Compensating sales personnel in connection with the allocation of cash values and premiums of the Insurance Contracts to the Funds;

•	Providing periodic reports to the Funds and regarding the Funds to third-party reporting services;

•	Reconciling and balancing separate account investments in the Funds;

•	Reconciling and providing notice to the Funds of net cash flow and cash requirements for net redemption orders;

•	Confirming transactions; and

•	Financing other activities that the Board determines are primarily intended to result, directly or indirectly, in the servicing or sale of Fund shares.

The Plan provides (1) that it is subject to annual approval of continuance by the Trustees and the Independent Trustees; (2) that the Distributor must provide the Board with a quarterly written report of payments made under the Plan and the purpose of the payments; and (3) that the Plan may be terminated at any time by the vote of the Trustees, a majority of the Independent Trustees, or a majority of the outstanding voting securities of the Trust entitled to vote.  The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the Independent Trustees.

For the fiscal period ended on December 31, 2017 , the 12b-1 fees paid by the Funds were as follows:

Fund	Period Ended December 31, 2017

JNL Government Money Market Fund	N/A
JNL/PPM America Low Duration Bond Fund	$1,418,548

Code of Ethics.  To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Trust, the Adviser, the Sub-Advisers, the Funds, and JNLD have adopted Codes of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended.  These Codes of Ethics contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Funds of the Trust.  The Trust’s and the Adviser’s Codes of Ethics comply, in all material respects, with the recommendations of the Investment Company Institute.  Subject to the requirements of the Codes of Ethics, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.

Proxy Voting for Securities held by the Funds.  The Board of Trustees has adopted the proxy voting policy and procedure (“Trust Policy”) of the Adviser, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser, and pursuant to which the Adviser has delegated proxy voting responsibility to each of the sub-advisers, except SPIAS, which does not have a proxy voting policy, nor does SPIAS vote proxies.  The Trust has adopted each of the sub-adviser’s proxy voting policies and procedures (“Policies”).  The Policies (or summaries) are attached to this SAI.  The Trustees will review each Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Funds’ shareholders, the Adviser, or the Sub-Advisers, the Sub-Advisers will generally vote the proxies related to the companies giving rise to such conflict, and report to the Board of Trustees on such conflicts.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders.  The sub-advisers generally review each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders.  The sub-advisers may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.  For example, JNAM shall permit a Sub-Adviser to abstain from voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.  In addition, the sub-advisers will monitor situations that may result in a conflict of interest in accordance with their policies and procedures.  A description of the Policies used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30 are available without charge, upon request by calling (1) 1-888-276-0061, (2) on Jackson National Life Insurance Company’s website at http://vds.issproxy.com/SearchPage.php?CustomerID=2451, (3) on Jackson National Life Insurance Company of New York’s website at www.jackson.com, and (4) on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO INFORMATION

Policies and Procedures

I.             Introduction

JNAM is the investment adviser to the Funds and certain affiliated and non-affiliated sub-advisers conduct the day-to-day management of the Funds.  Pursuant to the sub-advisers’ respective “Sub-Advisory Agreements” with JNAM, the sub-advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds.  The Adviser, pursuant to exemptive relief granted by the SEC, is a “Manager of Managers,” and monitors and reviews the performance of the sub-advisers and the Funds.  In providing this oversight function, JNAM regularly reports to the Funds’ Board related to sub-adviser management, trading, and compliance functions.  The Adviser does not make individual investment decisions on behalf of the Funds.  The Adviser does not have a portfolio management department and does not operate a trading desk.  The Adviser provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services.

Certain of the Funds underlie variable products sponsored by Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York, and are primarily sold to the separate accounts of those variable products, and are also sold to participants in certain “Qualified Retirement Plans.”

II.        Statement of Policy.

JNAM and the Funds’ Board have approved and adopted policies and procedures governing the disclosure of information regarding the Funds’ portfolio holdings.  In adopting these policies and procedures, the Funds’ Board assessed the use of Fund portfolio information, and the manner in which such information is conveyed to other parties, including the shareholders (contractholders).  The procedures are designed to control the disclosure of Fund portfolio information.  The Funds and JNAM may share portfolio information with their affiliates as necessary to provide services to the Funds.  These policies and procedures are intended to balance the interests of the Funds’ shareholders and their access to portfolio information, with the interests of JNAM, the Distributor, and other service providers to the Funds in the administration and management of the Funds.  The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.

As a general matter, it is the policy that public disclosure of information concerning the Funds’ portfolio holdings should allow all relevant parties consistent and equal access to portfolio information.  In applying these principles, the Funds’ portfolio disclosures shall be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.

A.           Policy Requirements.  In order to implement this policy, the procedures generally provide that:

(i)          Information about the Funds’ portfolio holdings may not, except as set forth herein, be disclosed until it is either filed with the SEC, or mailed out to shareholders, which filing or mailing will not be made sooner than thirty (30) days after quarter end;

(ii)         Portfolio holdings information that is solely available in other regulatory reports or filings (such as U.S. Treasury Department filings) may not be disclosed, except as expressly authorized by the Funds’ President;

(iii)         As set forth herein, portfolio holdings information for certain of the Funds*  (including, but not limited to, the “Fund of Funds” “S&P Funds,” “ETF Funds,” and “Index Funds”) that is more current than that in reports or other filings filed electronically with the SEC, may be disclosed on the Jackson website and in certain printed materials; provided, however the information is posted on the Funds’ website one (1) day prior to its use in any printed materials; and

(iv)        Information about the Funds’ portfolio holdings shall not be disclosed by the Funds, JNAM, the Distributor, and personnel at the foregoing entities, to obtain compensation or consideration.

The foregoing, general policy requirements may not apply to certain of the Funds, including, but not limited, to the money market portfolios.

B.           Public Disclosures.  Information regarding each Fund’s portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC.  Except as set forth herein, such reports shall be released not

*  The Fund of Funds, S&P Funds, Target Funds, Sector Funds, ETF Funds, and Index Funds (such as the JNL/S&P Managed Conservative Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management International Index Fund, and/or the JNL/S&P Total Yield Fund) generally include those Funds advised by JNAM, and those Funds sub-advised by Standard & Poor’s Investment Advisory Services LLC and/or BNYM AMNA. The Fund of Funds, S&P Funds, ETF Funds, and Index Funds have distinct investment strategies and these policies and procedures recognize that more frequent disclosure of portfolio holdings information may be required for the benefit of shareholders.

sooner than thirty (30) days after the end of the relevant reporting period, or after such period required under applicable law.

III.         Disclosures

In accordance with the foregoing policies, the Funds and the Distributor may periodically disclose portfolio holdings information.

A.           Portfolio Overviews.

(i)          Actively Managed Funds.  The Funds and the Distributor may disclose the Funds’ ten (10) largest portfolio holdings in monthly overviews in connection with the distribution of actively managed Fund shares.  The monthly overview updates may not be released earlier than thirty (30) days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis.  The Distributor may disclose their ten (10) largest portfolio holdings on the Funds’ website at www.jackson.com or in other marketing or printed materials.

(ii)          Index/Passive Funds.   For the Index Funds, the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations, one (1) day after any of the following:

(A)	The relevant reporting periods;

(B)	The “Stock Selection Date”; or

(C)	The effective date of new money allocations and/or rebalances.

If the Funds and the Distributor disclose only a partial list of portfolio holdings, then the Funds and/or the Distributor shall provide sufficient disclosure that the portfolio holdings provided represent a partial list.  Provided that such portfolio holdings disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com .  The Distributor may disclose such portfolio holdings in other marketing or printed materials; provided, however, that the information is posted on the Funds’ website one (1) day prior to its use in any printed material.

(iii)        Fund of Funds.  For the Fund of Funds (generally, those Funds sub-advised by Standard & Poor’s Investment Advisory Services LLC and/or advised by Jackson National Asset Management, LLC), the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations one (1) day after any of the following:

(A)	The relevant reporting periods; or

(B)	The effective date of new money allocations and/or rebalances.

If the Funds and the Distributor disclose only a partial list of portfolio holdings, then the Funds and/or the Distributor shall provide sufficient disclosure that the portfolio holdings provided represent a partial list.  Provided that such portfolio holding disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com. The Distributor may disclose such portfolio holdings in other marketing or printed materials; provided, however, that the information is posted on the Funds’ website one (1) day prior to its use in any printed materials.

(iv)          ETF Funds.   For the ETF Funds, the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations, one (1) day after any of the following:

(A)	The relevant reporting periods; or

(B)	The effective date of new money allocations and/or rebalances.

Provided that such disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com, or in other marketing or printed materials. The Distributor may disclose such portfolio holdings in other marketing or printed materials; provided, however, that the information is posted on the Funds’ website one (1) day prior to its use in any printed materials.

B.          Service Providers.  The Funds may disclose their portfolio holdings to mutual fund databases and rating services (including, but not limited to, service providers such as Lipper and Morningstar):

(i)          On a quarterly basis, however, such holdings information shall be released not sooner than thirty (30) days after the end of the relevant reporting period;

(ii)         At such time as those service providers may request; and/or

(iii)        As necessary for JNAM and the Funds to obtain materials and information from the service providers and/or rating services.

The disclosure of portfolio holdings to service providers is generally made for the purpose of obtaining ratings for the Funds and enabling such service providers to provide such portfolio holding information to the public as they typically provide for other rated mutual funds.  Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information to the approved purposes.  Although the Adviser cannot require the service providers to adopt a Code of Ethics to monitor and limit employee trading, any such trading would violate the confidentiality agreements JNAM has in place.

C.          Other Disclosures.  The Funds periodically provide information concerning their portfolio holdings to certain entities in connection with transactions/services provided to, or on behalf of, the Funds, including, but not limited to, sub-advisers, potential sub-advisers and service providers, the Adviser’s consultants, the Distributor, senior management and personnel at Jackson, the custodian, the transfer agent(s), broker-dealers, and counterparties, pricing vendors, and the Funds’ Board.  In addition to the Adviser, these service providers may include, but are not limited to, any sub-adviser, transition manager (for mergers and sub-adviser transitions), Distributor, auditor, legal counsel to the funds, the trustees or managers, and/or the Funds’ other service providers.  Any disclosure to service providers shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information for approved purposes.  Although the confidentiality agreement does not explicitly limit or restrict personal securities transactions, JNAM and the Funds may, from time-to-time, limit or restrict personal securities transactions to prevent violations of these policies and procedures, the Code of Ethics, and JNAM’s Insider Trading Policies and procedures.  The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence (agreements shall contain confidentiality provisions), and to use it only for purposes expressly authorized by the Fund.

D.          Exceptions.  From time-to-time, the Funds may need to disclose portfolio holdings and other information.  The Funds’ President shall examine appropriateness of any such disclosure(s).  Any such disclosure(s) will be kept confidential and will be subject to applicable SEC and FINRA requirements related to personal trading and access monitoring.  Upon review and authorization by the Funds’ President, in writing, and upon his/her determination that such disclosures would be in the interests of the relevant Fund(s) and its shareholders, a Fund(s) may disclose portfolio holdings information.

E.          Regulatory and Legal Disclosures.  The Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement, as part of a legal proceeding or criminal investigation, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

F.          Monitoring Portfolio Holdings Disclosure and Trading.  JNAM and the Funds will review the personal securities transactions of their Access Persons, pursuant to the Code of Ethics.  The sub-advisers and Distributor have each, individually adopted a Code of Ethics and are responsible for monitoring the personal trading activities of their respective personnel.

IV.          Reporting, Recordkeeping, and Exceptions.

As part of the Rule 38a-1 Annual Review, the Funds’ Board shall also receive reports concerning the operation of these policies and procedures.  The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.  All disclosures made pursuant to these policies and procedures, for both JNAM and the Funds, must be preserved for a period of not less than six (6) years, the first (2) years in an appropriate office of JNAM.

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

Shares of the JNL Government Money Market Fund may be purchased at its respective net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  The Trust does not issue share certificates.

As stated in the Prospectus, the net asset value (“NAV”) of each Fund’s shares is determined once each day on which the New York Stock Exchange (“NYSE”) is open (a “Business Day”) at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday).  The NAV of the Fund’s shares is not determined on the days the NYSE is closed, which days generally are New Year’s Day, Martin Luther King Jr. holiday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on any days so determined by the Funds’ Board.

The Fund s will not calculate a NAV on the days the NYSE is closed, as well as Federal holidays.

The per share NAV of the Funds is determined by dividing the total value of the securities and other assets, less liabilities of each Fund’s share class, by the total number of shares outstanding per share class.  In determining per share NAV, securities listed on the national securities exchanges, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.  Securities that are traded on the OTC market are valued at their closing bid prices.  The values of foreign securities and currencies are translated to U.S. dollars using exchange rates in effect at the time of valuation.  The Fund may determine the market value of individual securities held by it, by using prices provided by one or more independent pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers.  Short-term securities maturing within sixty (60) days are valued on the amortized cost basis.

The Trustees have adopted procedures pursuant to which the Administrator may determine, subject to ratification by the Funds’ Board, the “fair value” of securities for which a current market price is not available.

The securities of the JNL Government Money Market Fund are valued at amortized cost, which approximates market value, in accord with Rule 2a-7.  The net income of a Fund is determined once each day, on which the NYSE is open, at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time, Monday through Friday).  All the net income of the Fund, so determined, is declared as a dividend to shareholders of record at the time of such determination.  Shares purchased become entitled to dividends declared as of the first day of investment.  For the JNL Government Money Market Fund dividends are distributed in the form of additional shares of the Fund on the last business day of each month at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

For this purpose, the net income of the Fund (from the time of the immediately preceding determination thereof) shall consist of:  (i) all interest income accrued on the portfolio assets of the Fund, (ii) less all actual and accrued expenses, and (iii) plus or minus net realized gains and losses on the assets of the Fund determined in accord with generally accepted accounting principles.  Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.  Securities are valued at amortized cost which approximates market, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act.

The Trust may suspend the right of redemption for the Funds only under the following unusual circumstances:  (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (ii) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (iii) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The Funds typically expects that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds of orders to purchase Fund shares or the proceeds from the sale of portfolio securities to meet redemption requests, if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds have in place a line of credit intended to provide short-term financing, if necessary, subject to certain conditions, in connection with stressed market conditions or atypical redemption activity.   The Funds, pursuant to an exemptive order issued by the SEC and a master Interfund Lending agreement, also have the ability to lend or borrow money for temporary purposes directly to or from one another.

In the case of a liquidity event, a Fund’s share price and/or returns may be negatively impacted.  If a liquidity event occurs, the Adviser will promptly notify the Board of the liquidity event and take corrective action.  Corrective action may include, among other things, use of the Fund’s line of credit or Interfund Lending Program.

The Trust may make exceptions to the shareholder purchase and redemption requirements when conditions require and such exception is in the best interests of the Trust and its shareholders.

DESCRIPTION OF SHARES; VOTING RIGHTS; SHAREHOLDER INQUIRIES

Description of Shares.  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust.  Each share of a Fund represents an equal proportionate interest in that Fund with each other share.  The Trust reserves the right to create and issue any number of Fund shares.  In that case, the shares of each Fund would participate equally in the earnings, dividends, redemption rights and assets of the particular Fund.  Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

Voting Rights.  Shareholders are entitled to one vote for each share held. Except for matters affecting a particular Fund or Class of shares of a Fund, as described below, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of shareholders.  Shareholders’ meetings ordinarily will not be held unless required by the 1940 Act.  As permitted by Massachusetts law, there normally will be no shareholders’ meetings for the purpose of electing Trustees unless and until such time as fewer than a two-thirds majority of the Trustees holding office have been elected by shareholders.  At that time, the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust.  A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy.  Except as set forth above, the Trustees shall continue to hold office and may appoint additional or successor Trustees, provided that immediately after the appointment of any additional or successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders.  Shares do not have cumulative voting rights.  Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees.

In matters affecting only a particular Fund, the matter shall have been effectively acted upon by a majority vote of the shares of only that Fund even though: (i) the matter has not been approved by a majority vote of the shares of any other Fund; or (ii) the matter has not been approved by a majority vote of the shares of the Trust.

Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust.  The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.  The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees.  The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.  The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

•	Change the name of the Trust or any series;
•	Add to their duties or obligations or surrender any rights or powers granted to them herein;
•
Cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Declaration which will not be inconsistent with the provisions of the Declaration; and

•
Eliminate or modify any provision of the Declaration which (a) incorporates, memorializes or sets forth an existing requirement imposed by or under any Federal or state statute or any rule, regulation or interpretation thereof or thereunder or (b) any rule, regulation, interpretation or guideline of any Federal or state agency, now or hereafter in effect, including without limitation, requirements set forth in the 1940 Act and the rules and regulations thereunder (and interpretations thereof), to the extent any change in applicable law liberalizes, eliminates or modifies any such requirements, but the Trustees shall not be liable for failure to do so.

If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.  Shares have no pre-emptive or conversion rights.  Shares are fully paid and non-assessable when issued.

Shareholder Inquiries.  All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the back cover page of the Prospectus.

TAX MATTERS

The following discussion of U.S. federal income tax consequences of investing in a Fund is based on the Code, U.S. Treasury Regulations, and other applicable authority, as of the date of this SAI.  These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.  The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in a Fund and it does not address any state, local or foreign tax matters.  The following discussion is generally based on the assumption that the shares of each Fund will be respected as owned by insurance companies through their separate accounts, qualified pension and retirement plans (“Qualified Plans”), and other eligible persons or plans permitted to hold shares of a Fund pursuant to the applicable Treasury Regulations without impairing the ability of the insurance company separate accounts to satisfy the diversification requirements of Section 817(h) of the Code (“Other Eligible Investors”).

Qualification as a Regulated Investment Company

Each Fund has elected and intends to qualify and be eligible for treatment each year as a “regulated investment company” under Subchapter M of the Code.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, gains, losses, expenses and distributions of each Fund are considered separately for purposes of determining whether or not a Fund qualifies and is eligible for treatment as a regulated investment company.

To qualify as a regulated investment company, a Fund must meet certain requirements with respect to the nature and sources of its income (the “qualifying income requirement”) and certain requirements regarding the nature and diversification of its investment assets (the “asset diversification requirement”). In order to meet the qualifying income requirement, each Fund must derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts), or other income attributable to its business of investing in such stock, securities or foreign currencies and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this qualifying income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (generally, defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its gross income from the qualifying income described in clause (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes if they meet the passive income requirement under Code Section 7704(c)(2). Certain of a Fund’s investments in ETFs and master limited partnerships (“MLPs”), if any, may qualify as interests in qualified publicly traded partnerships.

In order to meet the asset diversification requirement, a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) other securities, of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of, including through corporations in which the Fund owns a 20% or more voting stock interests, the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Each Fund must also distribute annually at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net exempt-interest income, if any, in order to maintain its eligibility for treatment as a regulated investment company.

Each Fund automatically reinvests all income dividends and capital gain distributions, if any, in additional shares of the Fund, unless otherwise requested by a shareholder.  The reinvestment is made at the NAV determined on the ex-dividend date, which is generally the first business day following the record date.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.  Any investment company taxable income or net capital gain retained by a Fund will be subject to tax at regular corporate rates.

If a Fund were to fail to comply with the qualifying income, asset diversification or distribution requirements described above, the Fund could in some cases cure such failure, including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets.  If a Fund were ineligible to cure such failure, or otherwise failed to qualify and be eligible for treatment as a regulated investment company for any taxable year, (1) it would be taxed in the same manner as an ordinary corporation that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Fund would fail to satisfy the “look-through rules” (as discussed below) and the variable annuity and variable life insurance contracts supported by that account would no longer be eligible for tax deferral.  In addition, the Fund could be required to recognize net unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level.  In order to avoid this excise tax, a Fund must distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98.2% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). This excise tax, however, is inapplicable to any regulated investment company whose sole shareholders are tax-exempt pension trusts, separate accounts of life insurance companies funding variable contracts, certain other permitted tax-exempt investors, or other regulated investment companies that are also exempt from the excise tax. In determining whether these investors are the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.

Each Fund intends to meet these requirements in order to qualify and be eligible for treatment as a regulated investment company and avoid paying any income or excise tax on its taxable income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income or excise taxation.

Capital Loss Carryforwards

For U.S. federal income tax purposes, potentially subject to certain limitations, a Fund is generally permitted to carry forward a net capital loss incurred in any taxable year to offset net capital gains, if any, realized during subsequent taxable years. Net capital losses incurred in taxable years beginning on or after December 23, 2010 (“post-2010 losses”) can be carried forward without expiration and any such carryover losses will retain their character as short-term or long-term.  To the extent subsequent net capital gains are offset by such losses, they would not result in U.S. federal income tax liability to a Fund, regardless of whether such net capital gains are distributed to shareholders.

As of December 31, 2017 , the JNL Government Money Market Fund and JNL/PPM America Low Duration Bond Fund had net capital loss carry forwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains. Details of the capital loss carry forwards are listed in the table below.

Post-2010 Loss
	Short Term	Long Term	Total
JNL/PPM America Low Duration Bond Fund	$ 0	$ 456	$ 456

Taxation of Fund Investments

A Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to special tax rules, such as the notional principal contract, straddle, constructive sale, wash-sale, mark-to-market, or short-sale rules. Rules governing the U.S. federal income tax aspects of certain of these transactions, including certain commodity-linked investments are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives or commodity-linked transactions.

Amounts realized by a Fund from sources within foreign countries (e.g., dividends or interest paid on foreign securities) may be subject to withholding and other taxes imposed by such countries; such taxes would reduce the Fund’s return on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders.

Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under an IRS notice, and U.S. Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the Treasury Regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.

In general, excess inclusion income allocated to shareholders of a Fund (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of an insurance company separate account supporting a Contract, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to insurance company separate accounts funding Contracts.

In addition, to the extent that a shareholder has borrowed to finance shares of a Fund or a Fund holds property that constitutes debt-financed property (e.g., securities purchased on margin), income attributable to such property allocated to a shareholder that is an exempt organization may constitute UBTI.

Special Considerations for Separate Accounts of Insurance Companies

The shares of each Fund are owned by one or more separate accounts of Jackson and Jackson NY that hold such shares in connection with variable annuity and variable life insurance contracts, and by various funds of JNL Series Trust, JNL Variable Fund LLC, and Jackson Variable Series Trust, which are partnerships , or corporations that intend to qualify and be eligible for treatment as regulated investment companies . Under Section 817(h) of the Code, if the investments of a segregated asset account, such as the separate accounts of Jackson and Jackson NY, are “adequately diversified,” and certain other requirements are met, a holder of a Contract supported by the account generally will receive favorable tax treatment in the form of deferral of tax until a distribution is made under the Contract.

Generally, a segregated asset account will be deemed adequately diversified if as of the close of each calendar quarter (or within 30 days thereafter), (i) no more than 55% of the value of its total assets is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments.  Section 817(h)(2) and the Treasury Regulations thereunder provide as a safe harbor that a segregated asset account that funds contracts such as the variable annuity or variable life insurance policies is treated as meeting the diversification requirements if, as of the close of each calendar quarter (or within 30 days thereafter), the assets in the account meet the asset diversification requirement for a regulated investment company described in Section 851(b)(3) and no more than 55% of the total assets of the account consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.  In general, all securities of the same issuer are treated as a single investment for these purposes, and each U.S. Government agency or instrumentality is treated as a separate issuer. Under recent Treasury guidance, a special rule for satisfying the diversification requirement is available to insurance company separate accounts investing in funds that qualify as “government money market funds” under Rule 2a-7(a)(14) under the 1940 Act, pending the issuance of revised Treasury Regulations. However, Treasury Regulations provide a “look-through rule” with respect to a segregated asset account’s investments in a regulated investment company or partnership for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company or partnership. Under this look-through rule, if a Fund limits its shareholders to (i) life insurance companies whose separate accounts invest in the Fund for purposes of funding variable annuity and variable life insurance contracts, (ii) trustees of qualified pension and retirement plans and (iii) other funds having similar shareholders, each insurance company separate account investing in the Fund will be treated as owning (as a separate investment) its proportionate share of each asset of the Fund for purposes of meeting its own diversification requirements under Code Section 817(h), provided that the Fund qualifies as a regulated investment company.

Each Fund is managed with the intention of complying with the diversification requirements imposed by Section 817(h) of the Code and with the intention of satisfying the look-through rule.  It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of a Fund.

Failure by a Fund to satisfy the Code Section 817(h) requirements by failing to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above, or by failing to satisfy the look-through rule, could cause the Contracts to lose their favorable tax status and require a Contract holder to include currently in ordinary income any income accrued under the Contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury Regulations, inadvertent failure to satisfy the Code Section 817(h) diversification requirements may be corrected; such a correction would require a payment to the IRS. Any such failure could also result in adverse tax consequences for the insurance company issuing the Contracts.

The IRS has indicated that a degree of investor control over the investment options underlying a Contract may interfere with the tax-deferred treatment of such Contracts. The IRS has issued rulings addressing the circumstances in which a Contract holder’s control of the investments of the separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the holder is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the holder’s gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Fund’s investment strategies are sufficiently broad to prevent a Contract holder from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Funds have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks and financial services stocks).

The above discussion addresses only one of several factors that the IRS considers in determining whether a Contract holder has an impermissible level of investor control over a separate account. Contract holders should consult the insurance companies issuing their Contracts and their own tax advisors, as well as the prospectus relating to their particular Contract, for more information concerning this investor control issue.

In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a Fund as described above, including retroactively. In addition, there can be no assurance that a Fund will be able to continue to operate as currently described, or that a Fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing Contract owners to be considered the owners of the shares of the Fund.

Tax Shelter Reporting Regulations

Under U.S. Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, including an insurance company holding separate accounts, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company, such as insurance companies that own shares in a Fund through their separate accounts, are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these Treasury Regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these Regulations in light of their individual circumstances.

Contract Owners

The foregoing discussion does not address the tax consequences to Contract owners of an investment in a Contract. Contract holders investing in a Fund through an insurance company separate account or persons investing in a Fund through Other Eligible Investors are urged to consult with their insurance company or Other Eligible Investor, as applicable, and their own tax advisors, for more information regarding the U.S. federal income tax consequences to them of an investment in a Fund.  Additional information relating to the tax treatment of the variable annuity and life insurance policies for which the Funds serve as underlying funding alternatives is contained in the prospectuses for those policies.

Financial Statements

The audited financial statements and financial highlights, including notes thereto, and the report of the Funds’ Independent Registered Public Accounting Firm, KPMG LLP, as of the period presented through December 31, 2017 , included in the Trust’s Annual Report to shareholders are incorporated by reference into (which means they legally are part of) this SAI.  The Annual Report and Semi-Annual Report are available at no charge upon written or telephone request to the Trust at the address and telephone number set forth on the front page of this SAI.

APPENDIX A — RATINGS OF INVESTMENTS

Moody’s Investors Service (“Moody’s”) Global Short-Term Rating Scale

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Global Long-Term Rating Scale

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P Global Ratings (“S&P”) Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment s on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment s on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken obligor ’s capacity to meet its financial commitment s on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment s on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

S&P Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment – the capacity and willingness of the obligor to meet its financial commitment s on a n obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•
The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment s on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment s on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment s on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment s on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment s on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment s on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment s on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment s on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment s on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch Ratings Inc. (“Fitch”) National Short-Term Credit Ratings

F1(xxx): Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx): Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx): Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx): Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx): Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD(xxx): Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx): Indicates actual or imminent payment default.

Note: The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

Fitch National Long-Term Credit Ratings

AAA(xxx): ‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx): ‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx): ‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx): ‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx): ‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx): ‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met, but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx): ‘CCC’ National Ratings denote very high default risk relative to other issuers or obligations in the same country.

CC(xxx): ‘CC’ National Ratings denote default risk is among the highest relative to other issuers or obligations in the same country.

C(xxx): A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c. the formal announcement by the issuer or their agent of a distressed debt exchange; and

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD(xxx): Restricted default. ‘RD’ ratings indicate an issuer that, in Fitch’s opinion, has experienced an uncured payment default on a bond, loan or other material financial obligation but that has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure and has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

D(xxx): ‘D’ National Ratings denote an issuer or instrument that is currently in default.

Note: The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

Fitch Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure and project finance. IDRs opine on an entity’s relative vulnerability to default on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

the formal announcement by the issuer or their agent of a distressed debt exchange;

a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

a. an uncured payment default on a bond, loan or other material financial obligation, but

b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

c. has not otherwise ceased operating.

This would include:

i.	the selective payment default on a specific class or currency of debt;

ii.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii.
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

DBRS Limited Commercial Paper and Short-Term Debt Ratings

The DBRS® short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

R-1 (high): Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle): Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low): Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high): Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle): Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low): Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3: Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4: Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D: When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

V6043 09/17

Jackson National Asset Management, LLC

Proxy Voting Policies and Procedures

I.	Introduction

The Funds1 are required to file an annual record of their respective proxy votes with the SEC by August 31st of each year on Form N-PX. The period covered by the Funds’ Form N-PX filing with the SEC is July 1st through June 30th of the following year.

JNAM views the proxy voting process as a component of the investment process and, as such, seeks to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for its clients. JNAM maintains a policy of seeking to protect the best interests of its clients should a proxy issue potentially implicate a conflict of interest between its clients and JNAM or its affiliates. Schedule A lists the Funds to which this policy relates.

While JNAM is the investment adviser to the Funds, certain affiliated and non-affiliated sub- advisers (“Sub-Advisers”) conduct the day-to-day investment management of the Funds. Pursuant to the Sub-Advisers’ respective “Sub-Advisory Agreements” with JNAM, the Sub-Advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. JNAM, pursuant to exemptive relief granted by the SEC, is a “Manager of Managers,” and monitors and reviews the performance of the Sub-Advisers and the Funds. JNAM does not make individual investment decisions on behalf of the Funds. JNAM does not have a portfolio management department and does not operate a trading desk. JNAM provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services.

II.	Delegation to the Sub-Advisers

The Funds have delegated proxy voting responsibilities to JNAM, as the investment adviser to the Funds, and JNAM is authorized to delegate, in whole or in part, its proxy voting authority to the Funds’ Sub-Advisers, or other third-party vendors, consistent with the policies set forth below. The Sub-Advisers are expected to identify and seek to obtain the optimal benefit for the Funds. JNAM believes that the Sub-Advisers generally are also best suited to evaluate and vote proxies for the securities they acquire for the Funds. Therefore, except as provided herein, and as delegated to JNAM by the Funds’ Board, it is JNAM’s policy to delegate its proxy voting responsibility, primarily to the Sub-Advisers of each Fund. JNAM intends to maintain substantial oversight to ensure that each Fund’s Sub-Adviser has written policies that meet certain minimum standards, as follows:

A.	The policies are expected to be reasonably designed to protect the best interests of the Fund.
1

B.
JNAM expects that a Sub-Adviser’s proxy voting guidelines will be set forth in sufficient detail. The proxy voting guidelines (or the Sub-Adviser’s, through separate written means) should address at least the following issues:

•	The extent to which the Sub-Adviser delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;
•	Policies and procedures relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted; and
•	Policies regarding the extent to which the Sub-Adviser will support or give weight to the views of management of a portfolio company.

The policies are expected to delineate procedures to be followed when a proxy vote presents a conflict between the interests of a Fund and the interests of its Sub-Adviser and/or its affiliates, and to resolve any conflicts of interest based on the best interests of the Fund. If the matter involves an issue that is specifically addressed in the Sub- Adviser’s proxy voting policies, the proxy shall be cast in accordance with those policies.

C.	To the extent that a Sub-Adviser identifies a material conflict of interest between itself and the interests of a Fund, the Sub-Adviser shall notify JNAM and confirm how the conflict was resolved.

D.
Each Sub-Adviser is expected to deliver to JNAM, or through its appointed vendor, its annual proxy voting record in a form suitable for filing on Form N-PX. This form may include the following information:

•	Name of the issuer of the portfolio security;
•	Exchange ticker symbol of the portfolio security;
•	The CUSIP number of the portfolio security;
•	The shareholder meeting date;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether the registrant cast its vote on the matter;
•	How the registrant cast its vote; and
•	Whether the Sub-Adviser cast its vote for or against management.

III.
JNAM shall periodically report to the Funds’ Board, on the Funds’ proxy voting during that year, including the resolution of any conflicts of interest during that period, any votes cast in contravention of the Sub-Advisers’ proxy voting policy, and any recommended changes in the Funds’ proxy voting policies, and/or any recommended changes in the third party service providers. JNAM may also provide the Funds’ Board with information related to any third-party vendors used to facilitate proxy voting.Reservation of JNAM’s Authority and Conflicts of Interest

A.
JNAM may periodically review the proxy voting policies of each Sub-Adviser. JNAM seeks to insure that the Sub-Advisers seek the best interests of the Funds in voting proxies for the Funds, as described herein.

2

In addition, JNAM recognizes that in certain circumstances, Sub-Advisers may wish to abstain from a proxy vote based on a cost benefit analysis that casting a vote would not be in the overall best interests of the Fund it sub-advises. In cases where the operational or other costs involved in voting a proxy outweigh potential benefits, JNAM may permit a Sub-Adviser to abstain from voting. In particular, JNAM recognizes the following circumstances where voting might not be in the best interests of a Fund:

•	Voting a proxy for securities held in a passively managed index fund;
•
Voting a proxy for certain foreign securities with “block out” or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and

•	Voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.

Sub-Advisers may abstain from voting proxies in other circumstances where it determined that such a vote may not be in the best interests of the Fund(s) and its shareholders, or there is a material conflict of interest.

B.	Where a Sub-Adviser is prohibited from voting a proxy due to regulatory or other limitations, JNAM may, in limited circumstances, vote that proxy on behalf of the Fund and its Sub-adviser.

C.
For a Fund that is operated as a “Fund of Funds” pursuant to Section 12(d)(1)(G) of the 1940 Act (i.e., the Fund invests solely in shares of other Funds (each, an “Underlying Fund”)), JNAM shall vote the Fund of Funds’ proxies on the shares of the Underlying Fund in the same proportion as the vote of all the other holders of that Underlying Fund’s shares.

IV.	JNAM Proxy Voting Guidelines

A.	Special Review

From time to time JNAM may vote proxies of a Fund where a sub-adviser is precluded from voting such proxy. JNAM analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of the Funds. JNAM’s fiduciary obligation to the Funds extends to proxy voting. JNAM has contracted with Institutional Shareholder Services Inc. (“ISS”) to vote proxies on behalf of the Funds according to guidelines established with ISS. When voting proxies, JNAM considers those factors that would affect the value of the Funds’ investments. JNAM believes the best
3

interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. The guidelines that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of the Funds. JNAM may also seek additional input from ISS and JNAM’s Investment Management Department.

B.	Procedures and Conflicts of Interest

When a sub-adviser notifies JNAM that the sub-adviser cannot vote a proxy due to regulatory requirements, JNAM shall coordinate such vote with ISS. JNAM may abstain from voting proxies in other circumstances where it determined that such a vote may not be in the best interests of the Fund(s) and its shareholders, or there is a material conflict of interest.

C.	Proxy Review Process

JNAM will periodically review voting reports from ISS to ascertain, where possible, that votes were cast in accordance with the proxy voting guidelines established by JNAM with ISS.

V.	Foreign Regulatory Reporting and Other Conflicts of Interest

For purposes of United Kingdom Financial Services Authority reporting, other foreign jurisdictional reporting, and for other conflicts of interests within the larger Prudential plc group framework to which JNAM is subject, it is noted that:

•
Prudential plc does not, and will not, interfere by giving direct or indirect instructions or in any other way in the exercise of the voting rights attached to the Funds’ securities in respect of which JNAM and/or the Sub-Advisers will vote proxies in such securities on behalf the Funds’ (“Voting Rights”);

•
Jackson and its U.S. affiliates and subsidiaries do not, and will not, interfere by giving direct or indirect instructions or in any other way in the exercise of the voting rights attached to the Funds’ securities in respect of which JNAM and/or the Sub-Advisers will vote proxies in such securities on behalf the Funds;

•	JNAM and/or the Sub-Advisers are free in all situations to exercise the Voting Rights independently of Prudential plc; and
•
JNAM and/or the sub-advisers disregard and will disregard the interests of Prudential plc or any other Prudential group company whenever conflicts of interest arise in the exercise of the Voting Rights.

VI.	Recordkeeping

Rule 30b1-4 under the 1940 Act requires each Fund to file its complete proxy voting record on an annual basis (for each reporting period ending June 30th) on Form N-PX no later than August 31st of each year. JNAM will prepare and file Form N-PX on behalf of the Funds based on proxy voting data collected by a third party service provider retained by JNAM and the Funds.

In addition, JNAM will post this data on a public website, the address of which will be disclosed
4

for the benefit of shareholders (contract holders) in the statement of additional information of any Fund filing its annual registration statement update.

VII.	Reporting

There is not a formal Board reporting requirement, however, where there is a conflict of interest, JNAM may report such incident and resolution to the Funds’ Board

Effective January 1, 2018
5

Schedule A

JNAM Clients

JNL Series Trust
JNL Investors Series Trust
JNL Variable Fund LLC
JNL Strategic Income Fund LLC
Jackson Variable Series Trust
6

WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

INTRODUCTION

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

STATEMENT OF POLICY

Wellington Management:

1)
Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

PROCEDURES

Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

1

WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
•
Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.

•
Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

2

WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: 1 November 2016

3

JNL INVESTORS SERIES TRUST

PART C
OTHER INFORMATION

Note: Items 28-35 have been answered with respect to all investment portfolios (Series) of the Registrant.

Item 28. Exhibits

(a)			Amended and Restated Agreement and Declaration of Trust of Registrant, effective September 25, 2017, attached hereto.

(b)			Amended and Restated By-laws of Registrant, effective September 25, 2017.[14]

(c)			Not Applicable

(d)	(1)		Jackson National Asset Management, LLC ("JNAM")

		(i)	Amended and Restated Investment Advisory and Management Agreement between Registrant and JNAM, effective December 1, 2012.[8]

		(ii)	Amendment, effective May 30, 2013, to the Amended and Restated Investment Advisory and Management Agreement between Registrant and JNAM, effective December 1, 2012.[9]

		(iii)	Amendment, effective September 16, 2013, to the Amended and Restated Investment Advisory and Management Agreement between Registrant and JNAM, effective December 1, 2012.[9]

		(iv)	Amendment, effective June 4, 2014, to the Amended and Restated Investment Advisory and Management Agreement between Registrant and JNAM, effective December 1, 2012.[11]

		(v)	Amendment, effective April 25, 2016, to the Amended and Restated Investment Advisory and Management Agreement between Registrant and JNAM, effective December 1, 2012.[12]

		(vi)	Amendment, effective January 1, 2017, to the Amended and Restated Investment Advisory and Management Agreement between Registrant and JNAM, effective December 1, 2012.[13]

		(vii)	Amendment, effective April 24, 2017, to the Amended and Restated Investment Advisory and Management Agreement between Registrant and JNAM, effective December 1, 2012.[13]

		(viii)	Amendment, effective September 25, 2017, to the Amended and Restated Investment Advisory and Management Agreement between Registrant and JNAM, effective December 1, 2012.[14]

	(2)		PPM America, Inc. ("PPM")

		(i)	Amended and Restated Investment Sub-Advisory and Management Agreement between JNAM and PPM, effective December 1, 2012.[8]

		(ii)	Amendment, effective May 30, 2013, to the Amended and Restated Investment Sub-Advisory and Management Agreement between JNAM and PPM, effective December 1, 2012.[9]

		(iii)	Amendment, effective September 16, 2013, to the Amended and Restated Investment Sub-Advisory and Management Agreement between JNAM and PPM, effective December 1, 2012.[9]

		(iv)	Amendment, effective June 4, 2014, to the Amended and Restated Investment Sub-Advisory and Management Agreement between JNAM and PPM, effective December 1, 2012.[11]

		(v)	Amendment, effective September 28, 2015, to the Amended and Restated Investment Sub-Advisory and Management Agreement between JNAM and PPM, effective December 1, 2012.[12]

		(vi)	Amendment, effective April 25, 2016, to the Amended and Restated Investment Sub-Advisory and Management Agreement between JNAM and PPM, effective December 1, 2012.[12]

		(vii)	Amendment, effective August 31, 2016, to the Amended and Restated Investment Sub-Advisory and Management Agreement between JNAM and PPM, effective December 1, 2012.[13]

		(viii)	Amendment, effective July 1, 2017, to the Amended and Restated Investment Sub-Advisory and Management Agreement between JNAM and PPM, effective December 1, 2012.[14]

	(3)		Wellington Management Company, LLP ("Wellington")

		(i)	Amended and Restated Investment Sub-Advisory and Management Agreement between JNAM and Wellington, effective December 1, 2012.[8]

		(ii)	Amendment, effective May 30, 2013, to the Amended and Restated Investment Sub-Advisory and Management Agreement between JNAM and Wellington, effective December 1, 2012.[9]

		(iii)	Amendment, effective June 4, 2014, to the Amended and Restated Investment Sub-Advisory and Management Agreement between JNAM and Wellington, effective December 1, 2012.[11]

		(iv)	Amendment, effective January 1, 2015, to the Amended and Restated Investment Sub-Advisory and Management Agreement between JNAM and Wellington, effective December 1, 2012.[11]

		(v)	Amendment, effective October 1, 2015, to the Amended and Restated Investment Sub-Advisory and Management Agreement between JNAM and Wellington, effective December 1, 2012.[12]

		(vi)	Amendment, effective August 31, 2016, to the Amended and Restated Investment Sub-Advisory and Management Agreement between JNAM and Wellington, effective December 1, 2012.[13]

		(vii)	Amendment, effective April 24, 2017, to the Amended and Restated Investment Sub-Advisory and Management Agreement between JNAM and Wellington, effective December 1, 2012.[13]

(e)	(1)	(i)	Second Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC ("JNLD"), effective July 1, 2017.[14]

		(ii)	Amendment, effective September 25, 2017, to the Second Amended and Restated Distribution Agreement between Registrant and JNLD, effective July 1, 2017.[14]

	(2)		Form of Load Fund Operating Agreement between JNLD and Charles Schwab & Co., Inc., dated August 15, 2008.[3]

(f)			Not Applicable.

(g)	(1)	(i)	Master Global Custody Agreement between Registrant and JPMorgan Chase Bank, N.A. ("JPMorgan Chase"), dated August 12, 2009.[4]

		(ii)	International Proxy Voting Addendum dated August 12, 2009 to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[4]

		(iii)	Mutual Fund Rider dated August 12, 2009 to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[4]

		(iv)	Amendment, dated September 28, 2009, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[4]

		(v)	Amendment, dated May 1, 2010, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[5]

		(vi)	Amendment, dated October 11, 2010, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[5]

		(vii)	Amendment, effective April 29, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[6]

		(viii)	Amendment, effective August 29, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[6]

		(ix)	Amendment, effective October 1, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[6]

		(x)	Amendment, effective December 12, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[6]

		(xi)	Amendment, effective April 30, 2012, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[7]

		(xii)	Amendment, effective August 29, 2012, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[8]

		(xiii)	Amendment, effective April 29, 2013, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[8]

		(xiv)	Amendment, effective September 16, 2013, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[9]

		(xv)	Amendment, effective April 28, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[10]

		(xvi)	Amendment, effective September 2, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[11]

		(xvii)	Amendment, effective September 15, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[11]

		(xviii)	Amendment, effective April 27, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[11]

		(xix)	Amendment, effective June 19, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[12]

		(xx)	Amendment, effective July 1, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[12]

		(xxi)	Amendment, effective September 28, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[12]

		(xxii)	Amendment, effective April 25, 2016, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[12]

		(xxiii)	Amendment, effective April 24, 2017, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[13]

		(xxiv)	Amendment, effective September 25, 2017, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[14]

(g)	(2)	(i)	Custody Agreement between Registrant and State Street Bank and Trust Company ("State Street"), dated December 30, 2010.[12]

		(ii)	Amendment, effective September 2, 2014, to the Custody Agreement between Registrant and State Street, dated December 30, 2010.[12]

(iii)
Amendment, effective April 27, 2015, to Custody Agreement between Registrant and State Street, dated December 30, 2010, to add additional registered investment companies, JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd., and JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund Ltd. (collectively, "RICs and Cayman Entities") as parties.[12]

		(iv)	Amendment, effective September 28, 2015, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[12]

		(v)	Amendment, effective April 25, 2016, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[12]

		(vi)	Amendment, effective September 19, 2016, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[13]

		(vii)	Amendment, effective April 24, 2017, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[13]

		(viii)	Amendment, effective September 25, 2017, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[14]

		(ix)	Amendment, dated March 9, 2018, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010, to add PPM Funds as a party, attached hereto.

(h)	(1)	(i)	Amended and Restated Administration Agreement between Registrant and JNAM, dated February 28, 2012.[7]

		(ii)	Amendment, effective March 1, 2012, to the Amended and Restated Administration Agreement between Registrant and JNAM, dated February 28, 2012.[8]

		(iii)	Amendment, effective May 30, 2013, to the Amended and Restated Administration Agreement between Registrant and JNAM, dated February 28, 2012.[9]

		(iv)	Amendment, effective September 5, 2013, to the Amended and Restated Administration Agreement between Registrant and JNAM, dated February 28, 2012.[9]

		(v)	Amendment, effective September 16, 2013, to the Amended and Restated Administration Agreement between Registrant and JNAM, dated February 28, 2012.[9]

		(vi)	Amendment, effective June 4, 2014, to the Amended and Restated Administration Agreement between Registrant and JNAM, dated February 28, 2012.[11]

		(vii)	Amendment, effective October 1, 2015, to the Amended and Restated Administration Agreement between Registrant and JNAM, dated February 28, 2012.[12]

		(viii)	Amendment, effective April 25, 2016, to the Amended and Restated Administration Agreement between Registrant and JNAM, dated February 28, 2012.[12]

		(ix)	Amendment, effective April 24, 2017, to the Amended and Restated Administration Agreement between Registrant and JNAM, dated February 28, 2012.[13]

		(x)	Amendment, effective September 25, 2017, to the Amended and Restated Administration Agreement between Registrant and JNAM, dated February 28, 2012.[14]

	(2)		Amended and Restated Anti-Money Laundering Agreement between Registrant and Jackson National Life Insurance Company, dated November 27, 2012.[8]

	(3)	(i)	Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company and its Separate Accounts, dated April 1, 2016.[12]

	(4)	(i)
Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company of New York and its Separate Accounts, dated April 1, 2016.[12]

	(5)	(i)	Amended and Restated Expense Limitation Agreement between Registrant and JNAM, dated November 1, 2011.[6]

		(ii)	Amendment, effective April 24, 2017, to Amended and Restated Expense Limitation Agreement between Registrant and JNAM, dated November 1, 2011.[13]

		(iii)	Amendment, effective April 30, 2018, to Amended and Restated Expense Limitation Agreement between Registrant and JNAM, dated November 1, 2011, attached hereto.

	(6)	(i)
Master InterFund Lending Agreement, dated as April 27, 2015, by and among the series listed of the Registrant, JNL Series Trust, JNL Variable Fund LLC, JNL Strategic Income Fund LLC, Jackson Variable Series Trust and Curian Series Trust and JNAM and Curian Capital LLC.[11]

(ii)
Amendment, effective February 2, 2016, to the Master InterFund Lending Agreement, dated as April 27, 2015, by and among the series listed of the Registrant, JNL Series Trust, JNL Variable Fund LLC, JNL Strategic Income Fund LLC, Jackson Variable Series Trust and Curian Series Trust and JNAM and Curian Capital LLC.[12]

	(7)	(i)	Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated November 28, 2012.[7]

		(ii)	Amendment, effective September 16, 2013, to the Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated November 28, 2012.[9]

		(iii)	Amendment, effective April 25, 2016, to the Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated November 28, 2012.[12]

		(iv)	Amendment, effective April 24, 2017, to the Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated November 28, 2012.[13]

		(v)	Amendment, effective September 25, 2017, to the Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated November 28, 2012.[14]

(8)
Plan of Reorganization of the JNL Series Trust, dated April 22, 2016, regarding its JNL/PPM America Total Return Fund ("the Acquiring Fund") and JNL Investors Series Trust regarding its JNL/PPM America Total Return Fund (the "Acquired Fund").[12]

(i)			Opinion and Consent of Counsel, attached hereto.

(j)			Consent of Auditors, attached hereto.

(k)			Not Applicable

(l)			Not Applicable

(m)	(1)	(i)	Amended and Restated Distribution Plan, adopted July 1, 2017.[14]

		(ii)	Amendment, effective September 25, 2017, to Amended and Restated Distribution Plan, adopted July 1, 2017.[14]

(n)			Multiple Class Plan, effective September 25, 2017.[14]

(o)			Not Applicable

(p)	(1)	(i)	Code of Ethics for Registrant, JNAM, JNLD, and PPM (Identified Prudential PLC North American Business Units CODE OF ETHICS AND CONDUCT), dated January 1, 2018, attached hereto.

		(ii)	Sarbanes-Oxley version of Code of Ethics for Registrant, dated September 1, 2012.[8]

	(2)		Code of Ethics for Wellington, dated July, 2016.[13]

[1]
Incorporated by reference to Registrant's initial registration statement on Form N-1A (333-43300; 811-10041) ("Registration Statement") filed with the Securities and Exchange Commission ("SEC") on August 8, 2000.

[2]	Incorporated by reference to Registrant's Pre-effective Amendment No. 1 to the Registration Statement filed with the SEC on November 2, 2000.
[3]	Incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the SEC on September 16, 2008.
[4]	Incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the SEC on December 28, 2009.
[5]	Incorporated by reference to Registrant's Post-effective Amendment No. 14 to the Registration Statement filed with the SEC on December 14, 2010.
[6]	Incorporated by reference to Registrant's Post-effective Amendment No. 15 to the Registration Statement filed with the SEC on December 8, 2011.
[7]	Incorporated by reference to Registrant's Post-effective Amendment No. 17 to the Registration Statement filed with the SEC on April 26, 2012.
[8]	Incorporated by reference to Registrant's Post-effective Amendment No. 19 to the Registration Statement filed with the SEC on April 26, 2013.
[9]	Incorporated by reference to Registrant's Post-effective Amendment No. 24 to the Registration Statement filed with the SEC on September 13, 2013.
[10]	Incorporated by reference to Registrant's Post-effective Amendment No. 26 to the Registration Statement filed with the SEC on April 25, 2014.
[11]	Incorporated by reference to Registrant's Post-effective Amendment No. 28 to the Registration Statement filed with the SEC on April 24, 2015.
[12]	Incorporated by reference to Registrant's Post-effective Amendment No. 30 to the Registration Statement filed with the SEC on April 22, 2016.
[13]	Incorporated by reference to Registrant's Post-effective Amendment No. 32 to the Registration Statement filed with the SEC on April 20, 2017.
[14]	Incorporated by reference to Registrant's Post-effective Amendment No. 38 to the Registration Statement filed with the SEC on September 21, 2017.

Item 29. Persons controlled by or under Common Control with Registrant.

Jackson Variable Series Trust
JNL Series Trust
JNL Strategic Income Fund LLC
JNL Variable Fund LLC
Jackson National Separate Account I
Jackson National Separate Account III
Jackson National Separate Account IV
Jackson National Separate Account V
JNLNY Separate Account I
JNLNY Separate Account II
JNLNY Separate Account IV
PPM Funds

Item 30. Indemnification.

Amended and Restated Declaration of Trust:  Article IV of the Registrant's Amended and Restated Declaration of Trust, as amended, provides that each of its Trustees and Officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a "Covered Person") shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Article IV, Section 4.3 of the Registrant's Amended and Restated Declaration of Trust, as amended, provides the following:

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)
every person who is, or has been, a Trustee, officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series (unless the Series was terminated prior to any such liability or claim being known to the Trustees, in which case such obligations, to the extent not satisfied out of the assets of a Series, the obligation shall be an obligation of the Trust), to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)
the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Trustee or officer:

(i)
against any liability to the Trust, a Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii)
with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

(iii)
in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

		(A)	by the court or other body approving the settlement or other disposition;

(B)
based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (i) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (ii) written opinion of independent legal counsel; or

		(C)	by a vote of a majority of the Shares outstanding and entitled to vote (excluding Shares owned of record or beneficially by such individual).

(c)
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person.  Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust or any Series thereof other than Trustees and officers may be entitled by contract or otherwise under law.

(d)
Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i)
such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

(ii)
a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 4.3 of the Registrant's Amended and Restated Declaration of Trust, a "Non-interested Trustee" is one who (i) is not an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.

Indemnification Arrangements: The foregoing indemnification arrangements are subject to the provisions of Section 17(h) of the Investment Company Act of 1940.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons' activities as officers, trustees or employees of the Registrant.

Item 31. Business and Other Connections of Investment Adviser.

Incorporated herein by reference from the Prospectus and Statement of Additional Information relating to the Trust are the following: the description of the business of JNAM contained in the section entitled "Management of the Trust" of the Prospectus, and the biographical information pertaining to Messrs. Anyah, Bouchard, Crowley, Gillespie, Rybak, Wehrle, Wood, Fredricks, Harding, Koors, Lueck, O'Boyle, and Nerud; and Mses. Carnahan, Engler, Woodworth, Bennett, Crosser, Huizenga, Leeman, Nelson, and Rhee contained in the section entitled "Trustees and Officers of the Trust" and the description of JNAM contained in the section entitled "Investment Adviser and Other Services" of the Statement of Additional Information.

Directors and Officers of JNAM:

NAME	ADDRESS	PRINCIPAL OCCUPATION

Lisa Benkowski	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President (08/20/2016 to Present).

Eric Bjornson	1 Corporate Way Lansing, Michigan 48951	Vice President – Operations (06/28/2014 to Present).

Richard Catts	1 Corporate Way Lansing, Michigan 48951	Vice President (07/01/2017 to Present).

Garett Childs	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Corporate Finance and Controller (12/28/2013 to Present); and Chief Risk Officer (08/11/2016 to Present).

Michael A. Costello	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (06/30/2016 to present).

Robert Dombrower	1 Corporate Way Lansing, Michigan 48951	Vice President (07/01/2017 to Present).

Steven J. Fredricks	1 Corporate Way Lansing, Michigan 48951	Chief Compliance Officer (02/2005 to Present). Senior Vice President (02/27/2013 to Present).

Mark Godfrey	1 Corporate Way Lansing, Michigan 48951	Vice President (07/01/2017 to Present).

William Harding	1 Corporate Way Lansing, Michigan 48951	Senior Vice President, Chief Investment Officer (06/28/2014 to Present).

Bradley O. Harris	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (12/01/2015 to Present).

Kelli Hill	1 Corporate Way Lansing, Michigan 48951	Vice President (07/01/2017 to Present).

Karen Huizenga	1 Corporate Way Lansing, Michigan 48951	Vice President - Financial Reporting (07/01/2011 to Present).

Sean Hynes	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President (08/20/2016 to Present).

Leandra R. Knes	225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606	Chairman (03/02/2011 to 10/15/2015); and Managing Board Member (03/02/2011 to 06/30/2016).

Daniel W. Koors	1 Corporate Way Lansing, Michigan 48951	Senior Vice President (01/2009 to Present); and Chief Operating Officer (04/11/2011 to Present).

Mark B. Mandich	225 West Wacker Drive Suite 1200 Chicago, Illinois 60606	Managing Board Member (05/20/2015 to Present).

P. Chad Meyers	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (05/20/2015 to Present); and Chairman (10/15/2015 to Present).

Mia K. Nelson	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President (02/18/2017 to Present).

Mark D. Nerud	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (05/20/2015 to Present). President (01/01/2007 to Present); and Chief Executive Officer (01/01/2010 to Present).

Joseph B. O'Boyle	1 Corporate Way Lansing, Michigan 48951	Vice President, Compliance (09/10/2015 to Present).

Gerard A.M. Oprins	1 Corporate Way Lansing, Michigan 48951	Senior Vice President (04/11/2011 to 09/16/2016); and Chief Financial Officer (04/11/2011 to 09/16/2016).

Michael Piszczek	1 Corporate Way Lansing, Michigan 48951	Vice President – Tax (07/01/2011 to Present).

Alison Reed	7601 Technology Way Denver, CO 80237	Managing Board Member (06/30/2016 to Present).

Susan S. Rhee	1 Corporate Way Lansing, Michigan 48951	Secretary (11/2000 to Present); General Counsel (01/01/2010 to Present); and Senior Vice President (01/01/2010 to Present).

Kristan L. Richardson	1 Corporate Way Lansing, Michigan 48951	Assistant Secretary (06/12/2014 to Present).

Bryan Yates	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President (08/20/2016 to Present).

(c)	The Funds have no principal underwriter who is not an affiliated person of the Funds or an affiliated person of such person.

PPM, and Wellington Management Company, LLP, the sub-advisers of certain funds of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-advisers and other required information.

SUB-ADVISERS:	FILE NO.:

PPM	801-40783
Wellington Management Company, llp	801-15908

Item 32. Principal Underwriters.

(a)
JNLD acts as general distributor for the Registrant. JNLD also acts as general distributor for the Jackson National Separate Account - I, the Jackson National Separate Account III, the Jackson National Separate Account IV, the Jackson National Separate Account V, the JNLNY Separate Account I, the JNLNY Separate Account II, the JNLNY Separate Account IV, JNL Series Trust, JNL Variable Fund LLC, JNL Strategic Income Fund LLC, Jackson Variable Series Trust, and PPM Funds.

(b)	Directors and Officers of JNLD:

NAME AND BUSINESS ADDRESS:	POSITIONS AND OFFICERS WITH UNDERWRITER:	POSITIONS AND OFFICES WITH FUND

Gregory P. Cicotte 300 Innovation Drive Franklin TN, 37067	Manager, President and Chief Executive Officer	N/A

Scott Romine 300 Innovation Drive Franklin TN, 37067	President of Advisory Solutions	N/A

James R. Sopha 1 Corporate Way Lansing, MI 48951	Chairperson	N/A

Steve P. Binioris 1 Corporate Way Lansing, MI 48951	Manager	N/A

Bradley O. Harris 300 Innovation Drive Franklin TN, 37067	Manager	N/A

Emilio Pardo 300 Innovation Drive Franklin TN, 37067	Manager	N/A

Heather R. Strang 1 Corporate Way Lansing, MI 48951	Manager	N/A

Scott Golde 1 Corporate Way Lansing, MI 48951	General Counsel	N/A

Ty Anderson 7601 Technology Way Denver, CO 80237	Vice President	N/A

Stephen M. Ash 7601 Technology Way Denver, CO 80237	Vice President	N/A

Jeffrey Bain 7601 Technology Way Denver, CO 80237	Vice President	N/A

Brad Baker 7601 Technology Way Denver, CO 80237	Vice President	N/A

Erin Balcaitis 7601 Technology Way Denver, CO 80237	Vice President	N/A

Paul Ballain 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Lawrence Barredo 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

J. Edward Branstetter, Jr. 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Tori Bullen 7601 Technology Way Denver, CO 80237	Senior Vice President	N/A

Brad Busey 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Eric Cantor 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Michelle L. Carroll 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Court Chynces 7601 Technology Way Denver, CO 80237	Vice President	N/A

Maura Collins 7601 Technology Way Denver, CO 80237	Executive Vice President, Chief Financial Officer and FinOp	N/A

Christopher Cord 7601 Technology Way Denver, CO 80237	Vice President	N/A

Justin Fitzpatrick 7601 Technology Way Denver, CO 80237	Vice President	N/A

Katie Gallagher 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Luis Gomez 7601 Technology Way Denver, CO 80237	Vice President	N/A

Jennifer Griffin 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Elizabeth Griffith 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Paul Hardy 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Mona Hernandez 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Thomas Hurley 7601 Technology Way Denver, CO 80237	Senior Vice President	N/A

Amanda Jenkins 1 Corporate Way Lansing, MI 48951	Assistant Secretary	N/A

Mark Jones 7601 Technology Way Denver, CO 80237	Vice President	N/A

Tammy Kelly 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Beth Larson 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Kristine Lowry 7601 Technology Way Denver, CO 80237	Vice President	N/A

Emily Livingstone 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Doug Mantelli 7601 Technology Way Denver, CO 80237	Senior Vice President	N/A

Tamu McCreary 7601 Technology Way Denver, CO 80237	Vice President	N/A

Timothy McDowell 7601 Technology Way Denver, CO 80237	Senior Vice President and Chief Compliance Officer	N/A

Jennifer Meyer 7601 Technology Way Denver, CO 80237	Vice President	N/A

Peter Meyers 7601 Technology Way Denver, CO 80237	Vice President	N/A

Diane Montana 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Tim Munsie 7601 Technology Way Denver, CO 80237	Senior Vice President	N/A

Matt Murphy 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Steven O'Connor 7601 Technology Way Denver, CO 80237	Vice President	N/A

Allison Pearson 7601 Technology Way Denver, CO 80237	Vice President	N/A

Jeremy D. Rafferty 7601 Technology Way Denver, CO 80237	Vice President	N/A

Alison Reed 7601 Technology Way Denver, CO 80237	Executive Vice President, Operations	N/A

Traci Reiter 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Kristan L. Richardson 1 Corporate Way Lansing, MI 48951	Secretary	N/A

Ryan Riggen 7601 Technology Way Denver, CO 80237	Vice President	N/A

Tim Schauer 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Marilynn Scherer 7601 Technology Way Denver, CO 80237	Vice President	N/A

Marc Socol 7601 Technology Way Denver, CO 80237	Executive Vice President, National Sales Manager	N/A

Melissa Sommer 7601 Technology Way Denver, CO 80237	Vice President	N/A

Michael Spindler 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Daniel Starishevsky 7601 Technology Way Denver, CO 80237	Senior Vice President	N/A

Ryan Strauser 7601 Technology Way Denver, CO 80237	Vice President	N/A

Brian Sward 7601 Technology Way Denver, CO 80237	Senior Vice President	N/A

Jeremy Swartz 7601 Technology Way Denver, CO 80237	Vice President	N/A

Robin Tallman 7601 Technology Way Denver, CO 80237	Vice President and Controller	N/A

Angela Tucker 7601 Technology Way Denver, CO 80237	Vice President	N/A

Byron Wilson 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Phil Wright 7601 Technology Way Denver, CO 80237	Vice President	N/A

(c)	The Funds have no principal underwriter who is not an affiliated person of the Funds or an affiliated person of such person.

Item 33. Location of Accounts and Records

The accounts and records of the Registrant are located at the offices of the Registrant at 1 Corporate Way, Lansing, Michigan 48951, at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, and at the following locations:

Office of the Administrator	1 Corporate Way, Lansing, Michigan 48951
Office of the Custodian: JPMorgan Chase Bank, N.A.	270 Park Avenue, New York, New York 10017

Office of the Custodian: State Street Bank and Trust Company	200 Newport Avenue, Josiah Quincy Building – Floor 5 North Quincy, Massachusetts 02171

PPM	225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606
Wellington Management Company, llp	280 Congress Street, Boston, Massachusetts 02210

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Trust certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Lansing and the State of Michigan on the 26th day of April, 2018.

JNL INVESTORS SERIES TRUST

/s/ Susan S. Rhee
Susan S. Rhee
Vice President, Chief Legal Officer, and Secretary

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

/s/ Susan S. Rhee *	April 26, 2018
Eric O. Anyah
Trustee

/s/ Susan S. Rhee *	April 26, 2018
Michael Bouchard
Trustee

/s/ Susan S. Rhee *	April 26, 2018
Ellen Carnahan
Trustee

/s/ Susan S. Rhee *	April 26, 2018
William Crowley
Trustee

/s/ Susan S. Rhee *	April 26, 2018
Michelle Engler
Trustee

/s/ Susan S. Rhee *	April 26, 2018
John W. Gillespie
Trustee

/s/ Susan S. Rhee *	April 26, 2018
William R. Rybak
Trustee

/s/ Susan S. Rhee *	April 26, 2018
Mark S. Wehrle
Trustee

/s/ Susan S. Rhee *	April 26, 2018
Edward C. Wood
Trustee

/s/ Susan S. Rhee *	April 26, 2018
Patricia A. Woodworth
Trustee

/s/ Susan S. Rhee *	April 26, 2018
Mark D. Nerud
Trustee, President and Chief Executive Officer (Principal Executive Officer)

/s /Susan S. Rhee *	April 26, 2018
Daniel W. Koors
Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)

* By Susan S. Rhee, Attorney In Fact

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of JNL INVESTORS SERIES TRUST (333-43300), a Massachusetts business trust, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of JNL Investors Series Trust, hereby constitute and appoint Susan S. Rhee and Emily J. Bennett, his/her attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.

/s/ Eric O. Anyah	January 1, 2018
Eric O. Anyah
Trustee

/s/ Michael J. Bouchard	January 1, 2018
Michael J. Bouchard
Trustee

/s/ Ellen Carnahan	January 1, 2018
Ellen Carnahan
Trustee

/s/ William J. Crowley, Jr.	January 1, 2018
William J. Crowley, Jr.
Trustee

/s/ Michelle Engler	January 1, 2018
Michelle Engler
Trustee

/s/ John W. Gillespie	January 1, 2018
John W. Gillespie
Trustee

/s/ William R. Rybak	January 1, 2018
William R. Rybak
Trustee

/s/ Mark S. Wehrle	January 1, 2018
William R. Rybak
Trustee

/s/ Edward C. Wood	January 1, 2018
Edward C. Wood
Trustee

/s/ Patricia A. Woodworth	January 1, 2018
Patricia A. Woodworth
Trustee

/s/ Mark D. Nerud	January 1, 2018
Mark D. Nerud
President and Chief Executive Officer (Principal Executive Officer)

/s/ Daniel W. Koors	January 1, 2018
Daniel W. Koors
Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)

EXHIBIT LIST
Exhibit Number 28
			Exhibit Description

(a)			Amended and Restated Agreement and Declaration of Trust of Registrant, effective September 25, 2017, attached hereto as EX99.28(a).

(g)	(2)	(ix)
Amendment, dated March 9, 2018, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010, to add PPM Funds as a party, attached hereto as EX99.28(g)(2)(ix).

(h)	(5)	(iii)	Amendment, effective April 30, 2018, to Amended and Restated Expense Limitation Agreement between Registrant and JNAM, dated November 1, 2011, attached hereto as EX99.28(h)(5)(iii).

(i)			Opinion and Consent of Counsel, attached hereto as EX99.28(i).

(j)			Consent of Auditors, attached hereto as EX99.28(j).

(p)	(1)	(i)	Code of Ethics for Registrant, JNAM, JNLD, and PPM (Identified Prudential PLC North American Business Units CODE OF ETHICS AND CONDUCT), dated January 1, 2018, attached hereto as EX99.28(p)(1)(i).